LEASE AGREEMENT


                          HR ACQUISITION I CORPORATION
                             a Maryland corporation,
                     CAPSTONE CAPITAL OF PENNSYLVANIA, INC.
                           a Pennsylvania corporation,
                                       and
                               HRT HOLDINGS, INC.
                             a Delaware corporation
                                   ("LESSOR")

                                       AND

                              EMERITUS CORPORATION
                            a Washington corporation
                                   ("LESSEE")
                                   May 1, 2003

                                       for

                            ASSISTED LIVING FACILITY
                                   located at
             Outlook Pointe at Harrisburg - Harrisburg, Pennsylvania
               Outlook Pointe at Creekview - Hampden, Pennsylvania
             Outlook Pointe at Bloomsburg - Bloomsburg, Pennsylvania
             Outlook Pointe at Harrisonburg - Harrisonburg, Virginia
                  Outlook Pointe at Roanoke - Roanoke, Virginia
                 Outlook Pointe at Danville - Danville, Virginia
                    Outlook Pointe at Ravenna - Ravenna, Ohio
            Outlook Pointe at Greensboro - Greensboro, North Carolina

                                Table of Contents
                                -----------------
                                   (continued)
                                                                            Page
                                                                            ----

                                       iii

                                        i

ARTICLE  1     LEASED  PROPERTY;  TERM     1
ARTICLE  2     RENT     2
2.1     Minimum  Rent  and  Adjustments  to  Minimum  Rent     2
2.2     Calculation  of  Increases  to  Minimum  Rent.     3
2.3     Additional  Charges.     3
2.5     Abatement  of  Rent  Limited     3
ARTICLE  3     IMPOSITIONS     4
3.1     Payment  of  Impositions     4
3.2     Proration  of  Impositions.     4
3.3     Utility  Charges     4
3.4     Insurance  Premiums     5
ARTICLE  4     NO  TERMINATION     5
ARTICLE  5     OWNERSHIP  OF  LEASED  PROPERTY     5
5.1     Ownership  of  the  Property.     5
5.2     Personal  Property.     5
ARTICLE  6     CONDITION  AND  USE  OF  LEASED  PROPERTY     5
6.1     Condition  of  the  Leased  Property.     5
6.2     Use  of  the  Leased  Property.     6
6.3     Management  of  Facility     6
6.4     Lessor  to  Grant  Easements     6
ARTICLE  7     LEGAL,  INSURANCE  AND  FINANCIAL  REQUIREMENTS     7
7.1     Compliance  with  Legal  and  Insurance  Requirements.     7
7.2     Legal  Requirement  Covenants.     7
7.3     Rent  and  Debt  Service  Coverage  -  Facility     7
ARTICLE  8     REPAIRS;  RESTRICTIONS  AND  ANNUAL  INSPECTIONS     8
8.1     Maintenance  and  Repair.     8
8.2     Encroachments;  Restrictions.     9
8.3     Inspections     9
ARTICLE  9     CAPITAL  ADDITIONS     10
9.1     Construction  of  Capital  Additions  to  the  Leased  Property.     10
9.2     Capital  Additions  Financed  by  Lessee.     10
9.4     Remodeling  and  Non-Capital  Additions.     12
9.5     Salvage.     12
ARTICLE  10     LIENS     12
ARTICLE  11     PERMITTED  CONTESTS     13
ARTICLE  12     INSURANCE     13
12.1     General  Insurance  Requirements.     13
12.2     Replacement  Cost.     14
12.3     Additional  Insurance     14
12.4     Waiver  of  Subrogation.     14
12.5     Form  of  Insurance.     14
12.6     Change  in  Limits.     15
12.7     Blanket  Policy.     15
12.8     No  Separate  Insurance     15
12.9     Insurance  for  Contractors.     15
ARTICLE  13     FIRE  AND  CASUALTY     15
13.1     Insurance  Proceeds.     15
13.2     Reconstruction  in  the  Event  of  Damage  or  Destruction  Covered by
Insurance.     15
13.3     Reconstruction  in  the  Event  of Damage or Destruction Not Covered by
Insurance.     16
13.4     Personal  Property     17
13.5     Restoration  of  Capital  Additions     17
13.6     No  Abatement  of  the  Rent     17
13.7     Damage  Near  End  of  Term     17
13.8     Purchase  or  Substitution     17
13.9     Waiver          17
ARTICLE  14     CONDEMNATION     18
14.1     Parties'  Rights  and  Obligations     18
14.2     Total  Taking     18
14.3     Partial  Taking     18
14.4     Restoration     18
14.5     Award  Distribution     18
14.6     Temporary  Taking     19
14.7     Purchase  or  Substitution     19
ARTICLE  15     DEFAULT     19
15.1     Events  of  Default     19
15.2     Remedies     20
15.3     Additional  Expenses     21
15.4     Waiver          21
15.5     Application  of  Funds     21
15.6     Notices  by  Lessor     21
15.7     Lessor's  Security  Interest     21
ARTICLE  16     LESSOR'S  RIGHT  TO  CURE     22
ARTICLE  17     PURCHASE  OF  THE  LEASED  PROPERTY     22
ARTICLE  18     HOLDING  OVER     23
ARTICLE  19     ABANDONMENT     23
19.1     Discontinuance  of  Operations  on  the  Leased  Property;  Offer  of
Substitution     23
19.2     Obsolescence  of  the  Leased  Property;     23
19.3     Conveyance  of  Leased  Property     23
ARTICLE  20     SUBSTITUTION  OF  PROPERTY     24
20.1     Substitution  of  Property  for  the  Leased  Property.     24
20.2     Conditions  to  Substitution.     25
20.3     Conveyance  to  Lessee.     26
20.4     Expenses.     26
ARTICLE  21     RISK  OF  LOSS     26
ARTICLE  22     INDEMNIFICATION     26
ARTICLE  23     SUBLETTING  AND  ASSIGNMENT     27
23.1     Subletting  and  Assignment.     27
23.2     Non-Disturbance,  Subordination  and  Attornment.     27
23.3     Sublease  Limitation.     28
23.4     Sublease  to  Current  Licensee     28
ARTICLE  24     OFFICER'S  CERTIFICATES  AND  FINANCIAL  STATEMENTS     28
24.1     Estoppel  Certificate     28
24.2     Financial  Statements  and  Certificates.     28
ARTICLE  25     INSPECTION     29
ARTICLE  26     QUIET  ENJOYMENT     30
ARTICLE  27     NOTICES     30
ARTICLE  28     APPRAISAL     31
ARTICLE  29     PURCHASE  RIGHTS     32
29.1     Right  of  First  Refusal.      32
29.2     Option  to  Purchase.     32
29.3     Third  Party  Designee     32
ARTICLE  30     DEFAULT  BY  LESSOR     33
30.1     Default  by  Lessor.     33
30.2     Lessee's  Right  to  Cure     33
ARTICLE  31     ARBITRATION     33
31.1     Controversies.  .     33
31.2     Appointment  of  Arbitrators.     33
31.3     Third  Arbitrator.     33
31.4     Arbitration  Procedure.     33
31.5     Expenses.     34
ARTICLE  32     FINANCING  OF  THE  LEASED  PROPERTY     34
ARTICLE  33     SUBORDINATION,  ATTORNMENT  AND  NON-DISTURBANCE     34
ARTICLE  34     EXTENDED  TERMS     35
ARTICLE  35     MISCELLANEOUS     35
35.1     No  Waiver.     35
35.2     Remedies  Cumulative     35
35.3     Surrender     35
35.4     No  Merger  of  Title     36
35.5     Transfers  by  Lessor     36
35.6     General.     36
35.7     Memorandum  of  Lease     36
35.8     Transfer  of  Licenses     36
35.9     Prior  Existing  Property  Conditions     36
35.10     Capital  Improvements  Term  Loan     36
35.11     Facility  Repairs  and  Capital  Improvements     37
ARTICLE  36     GLOSSARY  OF  TERMS     37

                                      LEASE
     THIS LEASE ("Lease") dated the first day of May, 2003 between HR Acquisition I Corporation, a Maryland corporation, Capstone Capital of Pennsylvania, Inc. and HRT Holdings, Inc., each having its principal office at 3310 West End Avenue, Suite 700, Nashville, Tennessee 37203 each of which is ("Lessor") hereunder, and EMERITUS CORPORATION, a Washington corporation, having its principal office at 3131 Elliott Avenue, Suite 500, Seattle, Washington 98121 ("Lessee").

                              LEASED PROPERTY; TERM
                              ---------------------
Upon and subject to the terms and conditions hereinafter set forth, Lessor leases to Lessee and Lessee rents from Lessor all of Lessor's rights and interest in and to the following property (collectively, the "Leased Property"):
(a)     the  real  property  more  particularly  described on Exhibit A attached
                                                              ---------
hereto together with all covenants, licenses, privileges and benefits thereto belonging, and any easements, rights-of-way, rights of ingress and egress or other interests of Lessor in, on or to any land, highway, street, road or avenue, open or proposed, in, on, across, in front of, abutting or adjoining such real property, including all strips and gores adjacent to or lying between such real property and any adjacent real property (the "Land");
(b) the assisted living facilities (individually a "Facility" and collectively the "Facilities") located on the Land together with all buildings, structures, Fixtures (as hereinafter defined) and other improvements of every kind (including all alleyways and connecting tunnels, crosswalks, sidewalks, landscaping, parking lots and structures and roadways appurtenant to such buildings and structures presently or hereafter situated upon the Land, drainage and all above-ground and underground utility structures) (collectively, together with the Facility, and any Capital Additions financed by Lessor, the "Leased Improvements" now or hereafter located therein or thereon);
(c) all permanently affixed equipment, machinery, fixtures and other items of real and/or personal property, including all components thereof, now and hereafter located in, on or used in connection with, and permanently affixed to or incorporated into the Leased Improvements, including all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, carpet, moveable or immovable walls or partitions and built-in oxygen and vacuum systems, all of which are hereby deemed by the parties hereto to constitute real estate, together with all replacements, modifications, alterations and additions thereto, but specifically excluding all items included within the category of Personal Property (collectively the "Fixtures");
(d)     the  Personal  Property;
(e) to the extent permitted by law, all permits, approvals and other intangible property or any interest therein now or hereafter owned or held by Lessor in connection with the Leased Property or any business or businesses now or hereafter conducted by Lessee or any Tenant or with the use thereof, including all leases, contract rights, agreements, trade names, water rights and reservations, zoning rights, business licenses and warranties (including those relating to construction or fabrication) related to the Leased Property or any part thereof, but specifically excluding the general corporate trademarks, service  marks,  logos,  insignia  or  books  and  records  of  Lessee;  and
(f) all site plans, surveys, soil and substrata studies, architectural drawings, plans and specifications, engineering plans and studies, floor plans, landscape plans, and other plans and studies that relate to the Land or the Leased Improvements and are in Lessor's possession or control.
SUBJECT,  HOWEVER,  to  the  matters set forth on Exhibit B attached hereto (the
                                                  ---------
"Permitted Exceptions"), to have and to hold for a fixed term of ten (10) years (the "Initial Term") commencing as to each of the Facilities on the date set forth in Exhibit C opposite the name of the Facility, which date the parties acknowledge and agree will be the date upon which Lessee has secured the approval of its Board of Directors to the transaction which is the subject of the Lease and is issued a license to operate such Facility (the "Commencement Date"), and ending as to all of the Facilities at midnight on April 30, 2013 (the "Expiration Date"), as may be extended pursuant to the terms of Article 34. The date on which the Initial Term has commenced as to all of the Facilities shall hereinafter be referred to as the "Final Commencement Date."

                                      RENT
                                      ----
1.1     Minimum  Rent  and  Adjustments  to  Minimum  Rent.  Lessee shall pay to
        --------------------------------------------------
Lessor, without notice, demand, set off (except as set forth in Section 30.2 hereof) or counterclaim, in advance in lawful money of the United States of America, at Lessor's address set forth herein or at such other place or to such other person, firms or corporations as Lessor from time to time may designate in writing, Minimum Rent, as adjusted annually pursuant to Section 2.1(b) during the Term, as follows:
(g)     Minimum  Rent.  Lessee will pay to Lessor as rent (as adjusted from time
        -------------
to time in accordance with Section 2.1 (b), the "Minimum Rent") for the Leased Property the annual sum of $3,450,000. The Minimum Rent shall be payable in advance in 12 equal, consecutive monthly installments on the first day of each calendar month during the Term commencing on the Commencement Date. The Minimum
     Rent (or pro rata portion thereof, as applicable) shall be prorated for any partial month and is subject to adjustment as provided in Sections 2.1(b) and 9.3(b)(iv) below. The Minimum Rent shall be allocated to a Facility for the purposes of this Article 2 as shown on Exhibit C attached hereto.
                                               ----------
(h)     Increases  to  Minimum  Rent. On the first and second anniversary of the
        ----------------------------
Final Commencement Date the then-current Minimum Rent shall be increased, effective as of each such anniversary of the Final Commencement Date, by the percentage increase in the Gross Revenues over the prior twelve-month period times 50% (up to a maximum of $275,000) (the "Rent Cap"). [For example if the Gross Revenues as of the Final Commencement Date were $1,000,000 and the Gross Revenues as of the first anniversary of the Final Commencement Date were $1,500,000, then the increase to Minimum Rent as of the first anniversary of the Final Commencement Date would be $500,000 50% = $250,000]. In the event the Rent Cap is achieved as a result of the increase in Gross Revenues at one or more of the Facilities during the applicable period, the total increase to Minimum Rent in the second and third Lease Years shall be allocated among the affected Facilities on a pro rata basis based on the ratio of the increase in Gross Revenues at each affected Facility to the total increase in Gross Revenues at all of the affected Facilities. Beginning with the third anniversary date of the Final Commencement Date (the "Adjustment Date"), the then-current Minimum Rent shall be increased annually effective as of such Adjustment Date by the increase in the Consumer Price Index from the second anniversary date of the Final Commencement Date to the first Adjustment Date and, thereafter, from the prior Adjustment Date to the then-current Adjustment Date, provided that in no event will the annual change in the Minimum Rent be more than 3.5% of the Minimum Rent for the prior year. In addition to the increases to Minimum Rent provided in this Section 2.1(b), the Minimum Rent shall also be increased as provided  in  Section  35.11  of  this  Lease.
(i)     Capital  Expenditures.  Lessee  will  fund  expenditures for repairs and
        ---------------------
replacements for the Facilities as approved by Lessor, the costs of which according to generally accepted accounting principles must be depreciated over periods greater than one year, as follows: (i) during the first twelve months of the Term, no funding required; (ii) during the second twelve months of the Term, funding at the rate of $150.00 per bed per year less the difference between the required deposit and the actual expenditure made by Lessee pursuant to this
Section 2.1(c) and (iii) commencing the third twelve months of the Term and thereafter during the Term, funding at the rate of $300.00 per bed per year less the difference between the required deposit and the actual expenditure made by Lessee pursuant to this Section 2.1(c). Within 45 days after each anniversary of the Final Commencement Date, Lessee provide evidence of such expenditures satisfactory to Lessor. In the event such expenditures are not made, then within such 45-day period following each anniversary of the Final Commencement Date, Lessee will pay to Lessor for deposit in a money market account in a federally insured bank acceptable to Lessor and Lessee the difference between the expenditures required and the amount actually spent for such purposes, which funds (the "Capital Replacement Account") shall be made available to Lessee to make such repairs and replacements. The Capital Replacement Account shall be in the name of Lessor, and interest earned on such account shall be retained in the Capital Replacement Account. Lessee shall make detailed requests for such funds in writing to Lessor in the same form as a Request pursuant Section 9.3 hereof. Within 30 days of such Request, Lessor shall approve, in its reasonable discretion, the amount of requested funds and make mutually agreeable arrangements for the disbursement of the funds, or provide Lessee with written notice in reasonable detail specifying Lessor's objections to such Request. So long as this Lease is still in effect (i) at the Expiration Date, up to $100,000.00 of the Capital Replacement Account will be paid to Lessee and the balance of such account shall be the sole property of Lessor or (ii) in the event of the purchase of any or all of the Facilities by Leseee pursuant to
Article 29, then all of the funds in the Capital Replacement Account allocated to the purchased Facility shall be paid to Lessee and Lessor shall have no rights with respect thereto. Until released or until the Expiration Date, as applicable, such escrow funds will constitute security for Lessee's obligations under this Lease, and Lessee hereby grants to Lessor an assignment of, a security interest in and a right of setoff against all such escrow funds.
(j)     Payment  of  Minimum Rent. All payments of Minimum Rent shall be made in
        -------------------------
lawful money of the United States by wire transfer of same day funds to such account or location specified by Lessor from time to time in writing. In the event that Lessor fails to timely provide such notice, Lessee shall make the payment  to  Lessor  at  the  address  provided  for notices below or such other address  as  Lessor  may  from  time  to  time  designate  in writing to Lessee.
2.1     Calculation  of  Increases  to Minimum Rent. On or about each Adjustment
        -------------------------------------------
Date, Lessor will calculate the increase in the Minimum Rent pursuant to the provisions of Section 2.1(b) and will provide Lessee with written notice of same. Lessee shall continue to pay the Current Minimum Rent until it receives notice of the increase in the Minimum Rent.
3.1     Additional  Charges.  Subject  to  Article  11  relating  to  permitted
        -------------------
contests, Lessee will also pay and discharge as and when due (a) all other amounts, liabilities and obligations, which Lessee assumes or agrees to pay under this Lease including, to the extent applicable, any condominium association dues, assessments or other charges, and (b) in the event of any failure on the part of Lessee to pay any of those items referred to in clause
(a) above, Lessee will also promptly pay and discharge every fine, penalty, interest and cost which may be added for non-payment or late payment of such items (the items referred to in clauses (a) and (b) above being referred to herein collectively as the "Additional Charges"), and Lessor shall have all legal, equitable and contractual rights, powers and remedies provided in this Lease, by statute or otherwise, in the case of non-payment of the Additional Charges, as well as the Minimum Rent. If any installment of Minimum Rent or Additional Charges (but only as to those Additional Charges which are payable directly to Lessor) shall not be paid within ten days after the date when due, Lessee will pay Lessor on demand, as Additional Charges, interest (to the extent permitted by law) computed at the Overdue Rate on the amount of such installment, from the date when due to the date of payment in full thereof. In the event Lessor provides Lessee with written notice of failure to timely pay any installment of Minimum Rent or any Additional Charges pursuant to Section 15.1(b) more than three times within any twelve month period, Lessee shall pay an administrative fee to Lessor in the amount of $500.00 for each additional written notice Lessor gives pursuant to Section 15.1(b) during the next twelve months. To the extent that Lessee pays any Additional Charges to Lessor or the Facility Mortgagee pursuant to any requirement of this Lease, Lessee shall be relieved of its obligation to pay such Additional Charges to the entity to which such Additional Charges would otherwise be due. Additional Charges shall be deemed Rent hereunder.
4.1     Net Lease. The Rent shall be paid absolutely net to Lessor, so that this
        ---------
Lease shall yield to Lessor the full amount of the installments of Minimum Rent and the payments of Additional Charges (but only those which are payable directly to Lessor) throughout the Term but subject to any provisions of this Lease which expressly provide for payments by a party other than Lessor or the adjustment of the Rent or other charges.
5.1     Abatement  of  Rent  Limited.  There  shall  be  no abatement of Rent on
        ----------------------------
account of any Casualty, Taking or other event, except that (a) in the event of a partial Taking or a temporary Taking as described in Sections 14.3 and 14.6, the Minimum Rent shall be abated as follows: (i) in the case of such a partial Taking, the Project Amount shall be reduced for the purposes of calculating Minimum Rent pursuant to Section 2.1 by subtracting therefrom, as applicable, the net amount of the Award received by Lessor, and (ii) in the case of such a temporary Taking, by reducing the Minimum Rent for the period of such a temporary Taking, by the net amount of the Award received by Lessor and (b) in the event of a Casualty, the Minimum Rent shall be abated as follows: The Project Amount shall be reduced for the purposes of calculating Minimum Rent pursuant to Section 2.1 by subtracting therefrom, as applicable, the net amount of the insurance proceeds.
     For the purposes of this Section 2.5, the "net amount of the Award received by Lessor" shall mean the Award paid to Lessor or a Facility Mortgagee (as defined below) on account of such Taking, minus all costs and expenses incurred by Lessor in connection therewith, and minus any amounts paid to or for the account of Lessee to reimburse for the costs and expenses of reconstructing the Facility following such Taking in order to create a viable and functional Facility under all of the circumstances ("Net Award Amount") and the "net amount of the insurance proceeds" shall mean the insurance proceeds paid to Lessor or a Facility Mortgagee on account of such Casualty, minus all costs and expenses incurred by Lessor in connection therewith and minus any amounts paid to or for the account of Lessee to reimburse for the costs and expenses of reconstructing the Facility following such Casualty in order to create a viable and functional Facility under all of the circumstances ("Net Proceeds Amount").

                                   IMPOSITIONS
                                   -----------
6.1     Payment  of  Impositions.  Subject  to  Article 11 relating to permitted
        ------------------------
contests, Lessee will pay, or cause to be paid, all Impositions which are due and owing during the Term and which relate to the period covered by the Term before any fine, penalty, interest or cost may be added for non-payment, such payments to be made directly to the taxing authorities where feasible, and Lessee will promptly, upon request, furnish to Lessor copies of official receipts or other satisfactory proof evidencing such payments. Lessee's obligation to pay such Impositions and the amount thereof shall be deemed absolutely fixed upon the date such Impositions become a lien upon the Leased
Property or any part thereof. If any such Imposition may lawfully be paid in installments (whether or not interest shall accrue on the unpaid balance of such
     Imposition), Lessee may exercise the option to pay the same (and any accrued interest on the unpaid balance of such Imposition) in installments and, in such event, shall pay such installments during the Term hereof as the same become due and before any fine, penalty, premium, further interest or cost may be added thereto. Lessor, at its expense, shall, to the extent permitted by applicable law, prepare and file all tax returns and reports as may be required by governmental authorities in respect of Lessor's net income, gross receipts, franchise taxes and taxes on its capital stock. Lessee, at its expense, shall, to the extent permitted by applicable laws and regulations, prepare and file all other tax returns and reports in respect of any Imposition as may be required by governmental authorities. If any refund shall be due from any taxing authority in respect of any Imposition paid by Lessee, the same shall be paid over to or retained by Lessee if no Event of Default shall have occurred hereunder and be continuing. Any such funds retained by Lessor due to an Event of Default shall be applied as provided in Article 15. Lessor and Lessee shall, upon request of the other, provide such data as is maintained by the party to whom the request is made with respect to the Leased Property as may be necessary to prepare any required returns and reports. In the event governmental authorities classify any property covered by this Lease as personal property, Lessee shall file all personal property tax returns in such jurisdictions where filing is required. Lessor and Lessee will provide the other party, upon request, with cost and depreciation records necessary for filing returns for any property so classified as personal property. Where Lessor is legally required to file personal property tax returns, and Lessee is obligated for the same hereunder, Lessee will be provided with copies of assessment notices in sufficient time for Lessee to file a protest. Lessee may, upon giving 30 days' prior written notice to Lessor, at Lessee's option and at Lessee's sole cost and expense, protest, appeal, or institute such other proceedings as Lessee may deem appropriate to effect a reduction of real estate or personal property assessments and Lessor, if requested by Lessee and at Lessee's expense as aforesaid, shall fully cooperate with Lessee in such protest, appeal, or other action. Billings for reimbursement by Lessee to Lessor of personal property taxes shall be accompanied by copies of an invoice therefor and payments thereof which identify the personal property with respect to which such payments are made. Lessor will cooperate with Lessee in order that Lessee may fulfill its obligations hereunder, including the execution of any instruments or documents reasonably requested by Lessee.
7.1     Proration  of  Impositions.  Impositions  imposed  in  respect  of  the
        --------------------------
tax-fiscal period during which the Term commences and terminates shall be prorated between Lessor and Lessee, whether or not such Imposition is imposed before or after such termination, and Lessee's and Lessor's obligation to pay their respective prorated shares thereof with respect to any tax period which relates to the period after termination of the Lease shall survive such termination.
8.1     Utility  Charges.  Lessee  will,  or will cause its Tenants, if any, to,
        ----------------
contract for, in its own name, and will pay or cause to be paid all charges for, electricity, power, gas, oil, water and other utilities used in the Leased Property during the Term.
9.1     Insurance Premiums.  Lessee will contract for, in its own name, and will
        ------------------
pay or cause to be paid all premiums for, the insurance coverage required to be maintained by Lessee pursuant to Article 12 during the Term.

                                 NO TERMINATION
                                 --------------
Except as provided in this Lease, Lessee shall remain bound by this Lease in accordance with its terms and shall neither take any action without the consent of Lessor to modify, surrender or terminate the same, nor seek nor be entitled to any abatement, deduction, deferment or reduction of Rent, or set-off against the Rent, nor shall the respective obligations of Lessor and Lessee be otherwise affected by reason of (a) any damage to, or destruction of, the Leased Property or any portion thereof from whatever cause or any Taking of the Leased Property or any portion thereof, except as otherwise provided in Articles 13 or 14, (b) the lawful prohibition of, or restriction upon, Lessee's use of the Leased Property, or any portion thereof, or the interference with such use by any person, corporation, partnership or other entity, or by reason of eviction by paramount title, (c) any claim which Lessee has or might have against Lessor or by reason of any default or breach of any warranty by Lessor under this Lease or any other agreement between Lessor and Lessee or to which Lessor and Lessee are parties, (d) any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceedings affecting Lessor or any assignee or transferee of Lessor, or (e) for any other cause whatsoever whether similar or dissimilar to any of the foregoing. Lessee hereby specifically waives all rights arising from any occurrence whatsoever which may now or hereafter be conferred upon it by law to (i) modify, surrender or terminate this Lease or quit or surrender the Leased Property or any portion thereof, or (ii) entitle Lessee to any abatement, reduction, suspension or deferment of the Rent or other sums payable by Lessee hereunder, except as otherwise specifically provided in this Lease. The obligations of Lessor and Lessee hereunder shall be separate and independent covenants and agreements and the Rent and all other sums payable by Lessee hereunder shall continue to be payable in all events, unless the obligations to pay the same shall be terminated pursuant to the express provisions of this Lease. Notwithstanding the foregoing, Lessee shall have the right by separate and independent action to pursue any claim or seek any damages it may have against Lessor as a result of a breach by Lessor of the terms of this Lease.

                          OWNERSHIP OF LEASED PROPERTY
                          ----------------------------
10.1     Ownership of the Property. Lessee acknowledges that the Leased Property
         -------------------------
     is the property of Lessor and that Lessee has only the right to the possession and use of the Leased Property upon the terms and conditions of this Lease.
11.1     Personal  Property.  Lessee may (and shall as provided hereinbelow), at
         ------------------
its expense, install, affix or assemble or place on any parcels of the Land or in any of the Leased Improvements any items of the Personal Property, and may remove, replace or substitute for the same from time to time in the Ordinary Course of Business or upon expiration of the Term. Lessee shall provide and maintain during the entire Term all such Personal Property as shall be necessary in order to operate the Facility in compliance with all licensure and, if applicable, certification requirements, in compliance with all applicable Legal Requirements and Insurance Requirements and otherwise in accordance with customary practice in the industry for the Primary Intended Use.

                      CONDITION AND USE OF LEASED PROPERTY
                      ------------------------------------
12.1     Condition  of  the  Leased Property. Lessor hereby assigns for Lessee's
         -----------------------------------
benefit any covenants, representations and warranties made in favor of Lessor or any predecessor to Lessor with respect to the design and construction of the Improvements. Lessee will examine and otherwise acquire knowledge of the condition of the Leased Property prior to the occupancy of the Leased. Property. Lessee is leasing the Leased Property "as is" in its condition at the time of occupancy. Lessee waives any claim or action against Lessor in respect of the condition of the Leased Property. LESSOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, IN RESPECT OF THE LEASED PROPERTY OR ANY PART THEREOF, EITHER AS TO ITS FITNESS FOR USE, SUITABILITY, DESIGN OR CONDITION FOR ANY
PARTICULAR USE OR PURPOSE OR OTHERWISE, OR AS TO QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT, IT BEING AGREED THAT ALL SUCH RISKS ARE TO BE BORNE BY LESSEE. LESSEE ACKNOWLEDGES THAT THE LEASED PROPERTY HAS BEEN INSPECTED BY LESSEE AND IS SATISFACTORY TO IT IN ALL RESPECTS. Notwithstanding the foregoing, Lessee shall have no liability to Lessor for any liens which may be imposed against the Leased Property as a result of the acts or omissions of any party other than Lessee during the period prior to the Commencement Date but the same shall be and remain the responsibility of Lessor.
13.1     Use  of  the  Leased  Property.
(k) After the Commencement Date and during the entire Term, Lessee shall use or cause to be used each Facility and the Leased Property as an assisted living facility and for such other uses as may be necessary in connection with or incidental to such use (the "Primary Intended Use"). Lessee shall not use the Leased Property or any portion thereof for any other use without the prior written consent of Lessor, which consent shall not be unreasonably withheld or delayed.
(l) Lessee covenants that it will obtain and maintain all material approvals needed to use and operate the Leased Property and each Facility for the Primary Intended Use in compliance with all applicable Legal Requirements.
(m)     Lessee  covenants  and  agrees  that  during  the  Term  it will use its reasonable best efforts to operate continuously the Leased Property in accordance with its Primary Intended Use and to maintain its certifications for reimbursement, if any, and licensure and its accreditation, if compliance with accreditation standards is required to maintain the operations of a Facility and if a failure to comply would adversely affect operations of the Facility.
(n)     Lessee  shall  not  commit  or  suffer  to be committed any waste on the
Leased  Property,  or  in  the Facility or cause or permit any nuisance thereon.
(o) Lessee shall neither suffer nor permit the Leased Property or any portion thereof, including any Capital Addition whether or not financed by Lessor, to be used in such a manner as (i) is reasonably likely to impair Lessor's estate therein or any portion thereof, or (ii) is reasonably likely to result in a claim or claims of adverse usage or adverse possession by the public, as such, or of implied dedication of the Leased Property or any portion thereof.
(p) Lessee will not utilize any Hazardous Materials on the Leased Property except in accordance with applicable Legal Requirements and will not permit any contamination which may require remediation under any applicable Hazardous Materials Law. Lessee agrees not to dispose of any Hazardous Materials or substances within the sewerage system of the Leased Property, and that it will handle all "red bag" wastes in accordance with applicable Hazardous Materials Laws.
14.1     Management of Facility. Unless otherwise agreed to in writing by Lessor
         ----------------------
     (i) Lessee shall cause each Facility to be managed and leased to Residents and Tenants at all times by Lessee or an Affiliate of Lessee, (ii) Lessee shall not enter into any agreement (oral or written) with respect to such management and leasing activities unless the terms thereof and the proposed manager or leasing agent have been approved in writing by Lessor, (iii) all such management or leasing agreements must be in writing, and (iv) all management or leasing agreements with an Affiliate of Lessee must contain provisions to the effect that (A) the obligation of Lessee to pay management fees is subordinate to its obligation to pay the Rent, and (B) the manager shall not have the right to collect any management fees during the continuance of an Event of Default.
15.1     Lessor  to  Grant  Easements.  Lessor  will,  from time to time, at the
         ----------------------------
request of Lessee and at Lessee's cost and expense, but subject to the approval of Lessor of the terms and conditions thereof, (a) grant easements and other rights in the nature of easements, (b) release existing easements or other rights in the nature of easements which are for the benefit of the Leased Property, (c) dedicate or transfer unimproved portions of the Leased Property for road, highway or other public purposes, (d) execute petitions to have the Leased Property annexed to any municipal corporation or utility district, (e) execute amendments to any covenants and restrictions affecting the Leased Property, and (f) execute and deliver to any person such instruments as may be necessary or appropriate to confirm or effect such grants, releases, dedications and transfers (to the extent of its interest in the Leased Property), but only upon delivery to Lessor of an Officer's Certificate stating (and such other information as Lessor may reasonably require confirming) that such grant, release, dedication, transfer, petition or amendment is required or beneficial for and not detrimental to the proper conduct of the business of Lessee on the Leased Property and does not reduce the value thereof.

                   LEGAL, INSURANCE AND FINANCIAL REQUIREMENTS
                   -------------------------------------------
16.1     Compliance with Legal and Insurance Requirements. Subject to Article 11
         ------------------------------------------------
     relating to permitted contests, Lessee, at its expense, will promptly (a) comply with all material Legal Requirements and Insurance Requirements in respect of the use, operation, maintenance, repair and restoration of the Leased Property, whether or not compliance therewith shall require structural change in any of the Leased Improvements or interfere with the use and enjoyment of the Leased Property, and (b) directly or indirectly with the cooperation of Lessor, but at Lessee's sole cost and expense, procure, maintain and comply with all material licenses, certificates of need, if any, and other authorizations required for (i) any use of the Leased Property then being made, and for (ii) the proper erection, installation, operation and maintenance of the Leased
Improvements  or  any  part  thereof,  including  any  Capital  Additions.
17.1     Legal  Requirement  Covenants.  Lessee  covenants  and  agrees that the
         -----------------------------
Leased Property shall not be used for any unlawful purpose. Lessee shall, directly or indirectly with the cooperation of Lessor, but at Lessee's sole cost and expense, acquire and maintain all material licenses, certificates, permits and other authorizations and approvals needed to operate the Leased Property in its customary manner for the Primary Intended Use and any other use conducted on the Leased Property as may be permitted from time to time hereunder. Lessee further covenants and agrees that Lessee's use of the Leased Property and Lessee's maintenance, alteration, and operation of the same, and all parts thereof,  shall  at  all  times  conform  to  all applicable Legal Requirements.
18.1     Rent  and  Debt  Service  Coverage  -  Facility.  As  used  herein, the
         -----------------------------------------------
following  terms  shall  have  the  meanings  indicated:
     "Consolidated Coverage Ratio" means, for any period, the ratio of (i) EBITDARM on a consolidated basis for the Facilities in the aggregate for the applicable period, to (ii) the principal (excluding any prepayments or principal at maturity), interest and lease (capital and operating) payment obligations of the Facilities in the aggregate for the same period.
     "EBITDARM" means, for any period, the Net Income (or deficit) plus (i) the interest charges paid or accrued during such period (including imputed interest on lease (capital or operating) obligations (including this Lease), but excluding amortization of debt discount and expense), (ii) income taxes for such period, (iii) any amounts in respect of depreciation and amortization for such period, (iv) the rent due under all leases (capital or operating, including this Lease) for such period, and (v) any actual management fees paid or incurred during such period.
     "Facility Coverage Ratio" means, for any period, the ratio of (i) the difference between EBITDARM for the Facility for the applicable period, minus assumed management fees of five percent (5%) of the Gross Revenues from the Facility to (ii) the principal (excluding any prepayments or principal at maturity), interest and lease (capital and operating) payment obligations with respect to the Facility (including the Minimum Rent) for the same period.
(q) Lessee agrees and covenants with Lessor that, so long as this Lease is in effect, Lessee will achieve and maintain, on a consolidated basis, the Consolidated Coverage Ratios set forth below for the twelve months preceding each quarterly reporting date.

                                        Required  Consolidated
Period                                        Coverage  Ratio
------                                        ---------------

(i)     Prior  to  date  in  (ii)                         No  requirement

(ii)     For  the  last  two  calendar  quarters  during
     the  calendar  year  ending  12/31/05                    1.05  to  1.0

(iii)     For  each  calendar  quarter  during  the
     calendar  year  ending  12/31/06                    1.10  to  1.0

(iv)     For  each  calendar  quarter  during  the
     calendar  year  ending  12/31/07                    1.15  to  1.0

(v)     For  each  calendar  quarter  during  the
     calendar  year  ending  12/31/08  and  during
     each  calendar  year  thereafter                    1.20  to  1.0

     (b) Lessee agrees and covenants with Lessor that, so long as this Lease is in effect, Lessee will achieve and maintain the Facility Coverage Ratios set forth below for the twelve months preceding each quarterly reporting date.

                                        Required  Facility
Period                                        Coverage  Ratio
------                                        ---------------

(i)     Prior  to  date  in  (ii)                         No  requirement

(ii)     For  the  last  two  calendar  quarters  during
     the  calendar  year  ending  12/31/05  and  for
     each  calendar  quarter  during  the  calendar
     year  ending  12/31/06                         1.0  to  1.0

(iii)     For  each  calendar  quarter  during  the
     calendar  years  ending  12/31/07  and  12/31/08          1.05  to  1.0

(iv)     For  each  calendar  quarter  during  the  calendar
     year  ending  12/31/09  and  during  each
     calendar  year  thereafter                         1.10  to  1.0



                  REPAIRS; RESTRICTIONS AND ANNUAL INSPECTIONS
                  --------------------------------------------
19.1     Maintenance  and  Repair.
(r) Lessee, at its expense, will keep the Leased Property and all private roadways, sidewalks and curbs appurtenant thereto in reasonably good order and repair (whether or not the need for such repairs occurs as a result of Lessee's use, the elements, the age of the Leased Property or any portion thereof), and except as otherwise provided in Articles 13 and 14, with reasonable promptness will make all necessary and appropriate repairs thereto of every kind and nature
     (including remodeling to the extent necessary to maintain the Leased Property in a condition substantially the same as exists on the date hereof), whether interior or exterior, structural or non-structural, ordinary or extraordinary, foreseen or unforeseen or arising by reason of a condition existing prior to or after the commencement of the Term of this Lease (concealed or otherwise). All repairs and remodeling shall, to the extent reasonably achievable, be at least equivalent in quality to the original work and shall be accomplished by Lessee or a party selected by Lessee. Lessee will not take or omit to take any action the taking or omission of which would materially impair the value or usefulness of the Leased Property or any part thereof for the Primary Intended Use. If Lessee fails to perform any of its obligations hereunder, Lessor may, on giving 30 days' written notice to Lessee (other than in a case reasonably deemed by Lessor to be an emergency, in which case no such notice shall be required), without demand on Lessee, perform any such obligations in such manner and to such extent and take such other action as Lessor may deem appropriate in the event that Lessee has not timely commenced to perform such obligation or take such action, and all costs, expenses and charges of Lessor relating to any such action shall constitute Additional Charges and shall be payable by Lessee to Lessor in accordance with Section 2.3.
(s) Except for the use of any insurance proceeds (to the extent required by Sections 13.1 and 13.2) and any Award (to the extent required by Section 14.3) and except for repairs, replacements, alterations, restorations and renewals required as a result of the acts of omissions of any party other than Lessee during the period prior to the Commencement Date, which shall be and remain the responsibility of Lessor, Lessor shall not under any circumstances be required to build or rebuild any improvements on the Leased Property, or to make any repairs, replacements, alterations, restorations, or renewals of any nature or description to the Leased Property, whether ordinary or extraordinary, structural or nonstructural, foreseen or unforeseen, or to make any expenditure whatsoever with respect thereto in connection with this Lease, or to maintain the Leased Property in any way.
(t) Nothing contained in this Lease and no action or inaction by Lessor shall be construed as constituting the consent or request of Lessor, expressed or implied, to any contractor, subcontractor, laborer, materialman or vendor to or for the performance of any particular labor or services or the furnishing of any particular materials or other property for the construction, alteration, addition, repair or demolition of or to the Leased Property or any part thereof.
(u) Unless Lessor shall convey any of the Leased Property to Lessee pursuant to the provisions of this Lease, Lessee will, upon the expiration or prior termination of this Lease, vacate and surrender the Leased Property to Lessor in the condition in which the Leased Property was originally received from Lessor, except for ordinary wear and tear (subject to the obligation of Lessee to maintain the Property in good order and repair during the entire Term), damage caused by the gross negligence or willful acts of Lessor, and damage or destruction described in Article 13 or resulting from a Taking described in
Article 14 which Lessee is not required by the terms of this Lease to repair or restore, and except as repaired, rebuilt, restored, altered or added to as permitted or required by the provisions of this Lease.
20.1     Encroachments;  Restrictions.  If any of the Improvements shall, at any
         ----------------------------
time, encroach upon any property, street or right-of-way adjacent to the Leased Property, or shall violate the agreements or conditions contained in any applicable Legal Requirement, lawful restrictive covenant or other agreement affecting the Leased Property, or any part thereof, or shall impair the rights of others under any easement or right-of-way to which the Leased Property is subject, then promptly upon the request of Lessor, Lessee shall at its expense, subject to its right to contest the existence of any such encroachment, violation or impairment, (a) obtain valid and effective waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, violation or impairment, whether the same shall affect Lessor or Lessee, or (b) make such changes in the Improvements, and take such other actions, as Lessor in the good faith exercise of its judgment deems reasonably practicable, to remove such encroachment, or to end such violation or impairment, including, if necessary, the alteration of any of the Leased Improvements, and in any event take all such actions as may be necessary in order to be able to continue the operation of the Facility for the Primary Intended Use substantially in the manner and to the extent the Facility was operated prior to the assertion of such violation or encroachment. Any such alteration shall be made in conformity with the applicable requirements of Article 9. Lessee's obligations under this
Section 8.2 shall be in addition to and shall in no way discharge or diminish any obligation of any insurer under any policy of title or other insurance and Lessee shall be entitled to a credit for any sums recovered by Lessor under any such policy of title or other insurance. Notwithstanding the foregoing, Lessee shall have no liability to Lessor for any encroachments or violations which existed prior to the Commencement Date or arise, whether before or after the Commencement Date, from as a result of the acts or omissions of any party other than Lessee, its agents, employees or contractors but the same shall be and remain the responsibility of Lessor.
21.1     Inspections.  From  time to time during the Term but no more often than
         -----------
one time per year, Lessor and its agents shall have the right to inspect the Leased Property and all systems contained therein at any reasonable time to determine Lessee's compliance with its obligations under this Lease, including those obligations set forth in Article 7 and this Article 8. Lessee shall pay Lessor the sum of $2,000.00 per year to cover the time and expense associated with such inspections as and when performed.

                                CAPITAL ADDITIONS
                                -----------------
22.1     Construction  of  Capital  Additions  to  the  Leased  Property.
(v) If no Event of Default shall have occurred and be continuing, Lessee shall have the right, upon and subject to the terms and conditions set forth below, to construct or install Capital Additions on the Leased Property with the prior written consent of Lessor which consent shall not be unreasonably withheld; provided that Lessee shall not be permitted to create any Encumbrance on the Leased Property in connection with such Capital Addition without first complying with Section 9.1(b) hereof. Prior to commencing construction of any Capital Addition, Lessee shall submit to Lessor in writing a proposal setting forth in reasonable detail any proposed Capital Addition and shall provide to Lessor such plans and specifications, permits, licenses, contracts and other information concerning the proposed Capital Addition as Lessor may reasonably request. Without limiting the generality of the foregoing, such proposal shall indicate the approximate projected cost of constructing such Capital Addition and  the  use  or  uses  to  which  it  will  be  put.
(w) Prior to commencing construction of any Capital Addition, Lessee shall first request Lessor to provide funds to pay for such Capital Addition in accordance with the provisions of Section 9.3. If Lessor declines or is unable to provide such financing on terms acceptable to Lessee and Lessee rejects Lessor's offer of financing, Lessee may arrange or provide other financing, subject to the provisions of Section 9.2. Lessor will reasonably cooperate with Lessee regarding the grant of any consents or easements or the like necessary or appropriate in connection with any Capital Addition; provided that no Capital Addition shall be made which would tie in or connect any Leased Improvements on the Leased Property with any other improvements on property adjacent to the Leased Property (and not part of the Land covered by this Lease) including tie-ins of buildings or other structures or utilities, unless Lessee shall have obtained the prior written approval of Lessor, which approval shall not be unreasonably withheld. All proposed Capital Additions shall be architecturally integrated into and consistent with the Leased Property.
23.1     Capital Additions Financed by Lessee. If Lessee finances or arranges to
         ------------------------------------
     finance any Capital Addition with a party other than Lessor or if Lessee pays cash for any Capital Addition, this Lease shall be and hereby is amended to provide as follows:
(x) There shall be no adjustment in the Minimum Rent by reason of any such Capital Addition.
(y) Upon the expiration or earlier termination of this Lease, Lessor shall compensate Lessee for all Capital Additions paid for or financed by Lessee in any of the following ways:
(1) By purchasing all Capital Additions paid for by Lessee from Lessee for cash in the amount of the Fair Market Added Value at the time of purchase by Lessor of all such Capital Additions paid for or financed by Lessee; or
(2) Such other arrangement regarding such compensation as shall be mutually acceptable to Lessor and Lessee.
Any amount owed by Lessee to Lessor under this Lease at such termination or expiration may be deducted from any compensation for Capital Additions payable by Lessor to Lessee under this Section 9.2.
24.1     Capital  Additions  Financed  by  Lessor.
(z)     Lessee  shall  request  that  Lessor  provide or arrange financing for a
Capital Addition by providing to Lessor such information about the Capital Addition as Lessor may reasonably request (a "Request"), including all information referred to in Section 9.1 above. Lessor may, but shall be under no obligation to provide or obtain the funds necessary to meet the Request. Within 30 days of receipt of a Request, Lessor shall notify Lessee as to whether it will finance the proposed Capital Addition and, if so, the terms and conditions upon which it would do so, including the terms of any amendment to this Lease. In no event (i) shall the portion of the projected Capital Addition Cost comprised of land (if any), materials, labor charges, fixtures and out-of-pocket expenses (including a reasonable construction management fee) be less than 100% of the total amount of such cost, or (ii) shall Lessee or any of its Affiliates be entitled to any commission or development fee, directly or indirectly, as a portion of the Capital Addition Cost other than for services actually provided in connection with the design or construction of such Capital Addition. Any Capital Addition not financed by Lessor, which Lessee intends to finance or arrange financing for pursuant to Section 9.2, must still be approved in writing by Lessor pursuant to the terms of Section 9.1 hereof, which consent will not be unreasonably withheld. Lessee may withdraw its Request by notice to Lessor at any time before or after receipt of Lessor's terms and conditions.
(aa) If Lessor agrees to finance the proposed Capital Addition, Lessor's obligation to advance any funds shall be subject to receipt of all of the following,  in  form  and  substance  reasonably  satisfactory  to  Lessor:
(3)     such  loan  documentation  as  may  be  required  by  Lessor;
(4) any information, certificates, licenses, permits or documents requested by Lessor, or by any lender with whom Lessor has agreed or may agree to provide financing, which are necessary or appropriate to confirm that Lessee will be able to use the Capital Addition upon completion thereof in accordance with the Primary Intended Use, including all required federal, state or local government licenses and approvals;
(5) an Officer's Certificate and, if requested, a certificate from Lessee's architect, setting forth in detail reasonably satisfactory to Lessor the projected (or actual, if available) cost of the proposed Capital Addition;
(6) an amendment to this Lease, duly executed and acknowledged, in form and substance satisfactory to Lessor and Lessee (the "Lease Amendment"), containing such provisions as may be necessary or appropriate due to the Capital Addition, including any appropriate changes in the legal description of the Land and the Rent, all such changes to be mutually agreed upon by Lessor and Lessee;
(7) if appropriate, a deed conveying title to Lessor to any land and improvements or other rights acquired for the purpose of constructing the Capital Addition, free and clear of any liens or encumbrances except those approved in writing by Lessor and, both prior to and following completion of the Capital Addition, an as-built survey thereof reasonably satisfactory to Lessor;
(8)     if  appropriate,  endorsements  to  any  outstanding  policy  of  title insurance  covering  the  Leased  Property  or  a  supplemental  policy of title insurance covering the Leased Property reasonably satisfactory in form and substance to Lessor (A) updating the same without any additional exceptions, except as may be permitted by Lessor; and (B) increasing the coverage thereof by an amount equal to the Fair Market Value of the Capital Addition (except to the extent covered by the owner's policy of title insurance referred to in subparagraph (vii) below);
(9) if required by Lessor, (A) an owner's policy of title insurance insuring fee simple title to any land conveyed to Lessor pursuant to subparagraph (v), free and clear of all liens and encumbrances except those approved by Lessor and
(B) a lender's policy of title insurance satisfactory in form and substance to Lessor and the Lending Institution advancing any portion of the Capital Addition Cost;
(10) if required by Lessor upon completion of the Capital Addition, an M.A.I. appraisal of the Leased Property; and
(11) such other certificates (including endorsements increasing the insurance coverage, if any, at the time required by Section 12.1), documents, customary opinions of Lessee's counsel, appraisals, surveys, certified copies of duly adopted resolutions of the Board of Directors of Lessee authorizing the execution and delivery of the Lease Amendment and any other instruments or documents as may be reasonably required by Lessor.
(bb) Upon making a Request to finance a Capital Addition, whether or not such financing is actually consummated, Lessee shall pay the reasonable costs and expenses of Lessor and any Lending Institution which has committed to finance such Capital Addition paid or incurred in connection with the financing of the Capital Addition, including (i) the fees and expenses of their respective counsel, (ii) the amount of any recording or transfer taxes and fees, (iii) documentary stamp taxes, if any, (iv) title insurance charges, (v) appraisal fees, if any, and (vi) commitment fees, if any. Notwithstanding the foregoing, Lessee shall have no obligation to reimburse Lessor for any of the fees, charges and expenses described in this Section 9.3(c), if such Capital Addition financing fails to close subsequent to Lessor issuing Lessee a written commitment to finance said Capital Additions; provided that this provision shall not apply if such financing fails to close due to the acts or omissions of Lessee.
25.1     Remodeling  and  Non-Capital Additions. Lessee shall have the right and
         --------------------------------------
the obligation to make additions, modifications or improvements to the Leased Property which are not Capital Additions, including tenant improvements made in connection with the Tenant Leases, from time to time as may reasonably be necessary for its uses and purposes and to permit Lessee to comply fully with its obligations set forth in this Lease; provided that such action will be undertaken expeditiously, in a workmanlike manner and will not significantly alter the character or purpose or detract from the value or operating efficiency of the Leased Property and will not significantly impair the revenue producing capability of the Leased Property or adversely affect the ability of Lessee to comply with the provisions of this Lease. Title to all non-Capital Additions, modifications and improvements shall, without payment by Lessor at any time, be included under the terms of this Lease and, upon expiration or earlier termination of this Lease, shall pass to and become the property of Lessor.
26.1     Salvage. All materials which are scrapped or removed in connection with
         -------
the making of either Capital Additions permitted by Section 9.1, remodeling and non-capital additions permitted by Section 9.4 or repairs required by Article 8 shall be or become the property of Lessor; provided that Lessor may require Lessee to dispose of such materials and remit the net proceeds thereof to Lessor within 15 days of such disposal.

                                      LIENS
                                      -----
Subject to the provisions of Article 11 relating to permitted contests, Lessee will not directly or indirectly create or suffer to exist and will promptly discharge at its expense any lien, encumbrance, attachment, title retention agreement or claim upon the Leased Property or any attachment, levy, claim or encumbrance in respect of the Rent, not including, however, (a) this Lease, (b) the matters, if any, set forth in Exhibit B attached hereto, (c) restrictions,
                                    ---------
liens and other encumbrances which are consented to in writing by Lessor, or any easements granted pursuant to the provisions of Section 6.4 of this Lease, (d) liens for those taxes of Lessor which Lessee is not required to pay hereunder,
(e) subleases permitted by Article 23, (f) liens for Impositions or for sums resulting from noncompliance with Legal Requirements so long as (1) the same are not yet payable or are payable without the addition of any fine or penalty or
(2) such liens are in the process of being contested in accordance with the provisions of Article 11, (g) liens of mechanics, laborers, materialmen, suppliers or vendors for sums either disputed or not yet due, provided that (1) the payment of such sums shall not be postponed for more than 60 days after the completion of the action (including any appeal from any judgment rendered therein) giving rise to such lien and such reserve or other appropriate provisions as shall be required by law or generally accepted accounting principles shall have been made therefor or (2) any such liens are in the process of being contested in accordance with the provisions of Article 11, (h) any Encumbrance placed on the Leased Property by Lessor, and (i) the liens granted by Lessee to Lessor under the terms of the leasehold mortgages described in Section 25.10 (the "Leasehold Mortgages"). Notwithstanding the foregoing, Lessee shall have no liability to Lessor for any liens which may be imposed against the Leased Property as a result of the acts or omissions of any party other than Lessee, its agents, employees or contractors, during the period prior to the Commencement Date but the same shall be and remain the responsibility of Lessor.

                               PERMITTED CONTESTS
                               ------------------
Lessee, after ten days' prior written notice to Lessor, on its own or on Lessor's behalf (or in Lessor's name), but at Lessee's expense, may contest, by appropriate legal proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any Imposition, Legal Requirement, Insurance Requirement, lien, attachment, levy, encumbrance, charge or claim (collectively "Charge") not otherwise permitted by the terms of this Lease, which is required to be paid or discharged by Lessee, any Resident or any Tenant; provided that (a) in the case of an unpaid Charge, the commencement and continuation of such proceedings, or the posting of a bond or certificate of deposit as may be permitted by applicable law, shall suspend the collection thereof from Lessor and from the Leased Property; (b) neither the Leased Property nor any Rent therefrom nor any part thereof or interest therein would be in any immediate danger of being sold, forfeited, attached or lost; (c) Lessor would not be in any immediate danger of civil or criminal liability for failure to comply therewith pending the outcome of such proceedings; (d) in the event that any such contest shall involve a sum of money or potential loss in excess of $50,000.00, then Lessee shall deliver to Lessor and its counsel an Officer's Certificate and such opinions of legal counsel as Lessor may reasonably request as to the matters set forth in clauses (a), (b) and (c); (e) in the case of an Insurance Requirement, the coverage required by Article 12 shall be maintained; and (f) if such contest be finally resolved against Lessor or Lessee, Lessee shall, as Additional Charges due hereunder, promptly pay the amount required to be paid, together with all interest and penalties accrued thereon, or otherwise comply with the applicable Charge; provided further that nothing contained herein shall be construed to permit Lessee to contest the payment of the Rent, or any other sums payable by Lessee to Lessor hereunder.
Lessor, at Lessee's expense, shall execute and deliver to Lessee such authorizations and other documents as may reasonably be required in any such contest and, if reasonably requested by Lessee or if Lessor so desires and then at its own expense, Lessor shall join as a party therein. Lessor shall do all things reasonably requested by Lessee in connection with such action. Lessee shall indemnify and save Lessor harmless against any liability, cost or expense of any kind that may be imposed upon Lessor in connection with any such contest and any loss resulting therefrom.

                                    INSURANCE
                                    ---------
27.1     General  Insurance  Requirements. During the Term of this Lease, Lessee
         --------------------------------
shall at all times keep the Leased Property, and all property owned or leased by
     Lessee and located in or on the Leased Property insured with the kinds and amounts of insurance described below and written by companies reasonably acceptable to Lessor authorized to do insurance business in the state in which the Leased Property is located. The policies must name Lessor as an additional insured and losses shall be payable to Lessor and/or Lessee as provided in
Article 13. In addition, the policies shall name as an additional insured the holder of any mortgage, deed of trust or other security agreement securing any Encumbrance placed on the Leased Property ("Facility Mortgagee") or any part thereof in accordance with the provisions of Article 32 ("Facility Mortgage"), if any, by way of a standard form of mortgagee's loss payable endorsement. Any loss adjustment in excess of $100,000.00 shall require the written consent of Lessor and each affected Facility Mortgagee. Evidence of insurance shall be deposited with Lessor and, if requested, with any Facility Mortgagee(s). The policies on the Leased Property, including the Leased Improvements, the Fixtures and the Personal Property, shall insure against the following risks:
(cc) Loss or damage by fire, vandalism and malicious mischief, extended coverage perils commonly known as "All Risk" and all physical loss perils, including sprinkler leakage and business interruption, in an amount not less than 100% of the then Full Replacement Cost thereof (as defined below in Section
     12.2) after deductible with a replacement cost endorsement sufficient to prevent Lessee from becoming a co-insurer together with an agreed value endorsement;
(dd) Loss or damage by explosion of steam boilers, pressure vessels or similar apparatus now or hereafter installed in the Facility, in such limits with respect to any one accident as may be reasonably requested by Lessor from time to time;
(ee) Loss or damage by hurricane, tornado and earthquake in the amount of the Full Replacement Cost, after deductible;
(ff) Loss of income under a business interruption insurance policy covering risk of loss during the first 12 months of reconstruction necessitated by the occurrence of any of the hazards described in Sections 12.1(a), 12.1(b) or 12.1(c), in an amount sufficient to prevent Lessee from becoming a co-insurer; provided that in the event that there shall be an Event of Default outstanding hereunder and Lessor shall receive any proceeds from such income insurance which, when added to income amounts received with respect to the applicable time period, exceed the amount of income owed by Lessee hereunder, Lessor shall immediately pay such excess to Lessee;
(gg) Claims for personal injury or property damage under a policy of commercial general liability insurance including insurance against assumed or contractual liability including indemnities under this Lease, with amounts not less than $5,000,000.00 per occurrence in respect of bodily injury and death and $10,000,000.00 for property damage; and
(hh) Flood (when the Leased Property is located in whole or in part within a designated flood plain area) and upon written request of Lessor such other hazards and in such amounts as may be customary for comparable properties in the area and if available at commercially reasonable rates from insurance companies authorized to do business in the state in which the Leased Property is located.
28.1     Replacement Cost. The term "Full Replacement Cost" as used herein shall
         ----------------
     mean the actual replacement cost of the Facility from time to time, including increased cost of construction endorsement, less exclusions provided in the normal fire insurance policy. In the event Lessor or Lessee believes that the Full Replacement Cost has increased or decreased at any time during the Term, it shall have the right at its own expense to have such Full Replacement Cost redetermined by the insurance company which is then providing the largest amount of casualty insurance carried on the Leased Property, hereinafter referred to as the "impartial appraiser". The party desiring to have the Full Replacement Cost so redetermined shall forthwith, on receipt of such determination by the impartial appraiser, give written notice thereof to the other party hereto. The determination of such impartial appraiser shall be final and binding on the parties hereto, and Lessee shall forthwith increase, or may decrease, the amount of the insurance carried pursuant to this Article to the amount so determined by the impartial appraiser.
29.1     Additional  Insurance.  In  addition  to the insurance described above,
         ---------------------
Lessee shall upon written request of Lessor maintain such additional insurance as may be reasonably required from time to time by any Facility Mortgagee which is consistent with insurance coverage for similar properties in the city, county and state where the Leased Property is located and is available at commercially reasonable rates, or required pursuant to any applicable Legal Requirement, and shall at all times maintain or cause to be maintained adequate worker's compensation insurance coverage for all persons employed by Lessee on the Leased Property, in accordance with all applicable Legal Requirements or is self insured in accordance with an approved self insurance program.
30.1     Waiver  of  Subrogation. All insurance policies carried by either party
         -----------------------
covering the Leased Property, the Fixtures, the Facility and/or the Personal Property, including contents, fire and casualty insurance, shall expressly waive any right of subrogation on the part of the insurer against the other party except with respect to claims arising out of the negligence and willful misconduct of such other party. The parties hereto agree that their policies will include such a waiver clause or endorsement so long as the same is obtainable without extra cost, and in the event of such an extra charge the other party, at its election, may request and pay the same, but shall not be obligated  to  do  so.
31.1     Form of Insurance. All of the policies of insurance referred to in this
         -----------------
Section shall be written in form reasonably satisfactory to Lessor by insurance companies reasonably satisfactory to Lessor. Lessee shall pay all premiums therefor, and deliver such policies or certificates thereof to Lessor prior to their effective date (and, with respect to any renewal policy, prior to the expiration of the existing policy). In the event of the failure of Lessee to effect such insurance in the names herein called for or to pay the premiums therefor, or to deliver such policies or certificates thereof to Lessor at the times required, Lessor shall be entitled, but shall have no obligation, to enact such insurance and pay the premiums therefor, which premiums shall be repayable by Lessee to Lessor upon written demand therefor, and failure to repay the same shall constitute an Event of Default within the meaning of Section 15.1(c). Each insurer mentioned in this Section shall agree, by endorsement on the policy or policies issued by it, or by independent instrument furnished to Lessor, that it will give to Lessor prior written notice before the policy or policies in question  shall  be  altered,  allowed  to  expire  or  canceled.
32.1     Change in Limits. In the event that Lessor shall at any time reasonably
         ----------------
and in good faith believe the limits of the personal injury, property damage or general public liability insurance then carried to be insufficient, the parties shall endeavor to agree on the proper and reasonable limits for such insurance to be carried and such insurance shall thereafter be carried with the limits thus agreed on until further change pursuant to the provisions of this Section. If the parties shall be unable to agree thereon, the proper and reasonable limits for such insurance shall be determined by an impartial third party selected by the parties the costs of which shall be divided equally between the parties. Such redeterminations, whether made by the parties or by arbitration, shall be made no more frequently than every year. Nothing herein shall permit the amount of insurance to be reduced below the amount or amounts reasonably required by any Facility Mortgagee.
33.1     Blanket  Policy.  Notwithstanding anything to the contrary contained in
         ---------------
this Section, Lessee's obligations to carry the insurance provided for herein may be brought within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Lessee. Currently, Lessee's blanket policy insurance coverage is as set forth on Exhibit H attached hereto and Lessee agrees to give Lessor thirty (30) days prior written notice of any material change  to  be  made  in  such  coverage.
34.1     No  Separate  Insurance.  Without  the prior written consent of Lessor,
         -----------------------
Lessee shall not, on Lessee's own initiative or pursuant to the request or requirement of any third party, take out separate insurance concurrent in form or contributing in the event of loss with that required in this Article 12 to be furnished by, or which may reasonably be required by a Facility Mortgagee to be furnished by, Lessee, or increase the amounts of any then-existing insurance required under this Article 12 by securing an additional policy or additional policies, unless all parties having an insurable interest in the subject matter of the insurance, including in all cases Lessor and all Facility Mortgagees, are included therein as additional insureds and the loss is payable under said insurance in the same manner as losses are required to be payable under this Lease. Lessee shall immediately notify Lessor of the taking out of any such separate insurance or of the increasing of any of the amounts of the then-existing insurance required under this Article 12 by securing an additional policy or additional policies.
35.1     Insurance  for  Contractors.  If  Lessee  shall  engage  or cause to be
         ---------------------------
engaged any contractor to perform work on the Leased Property, Lessee shall require such contractor to carry and maintain insurance coverage comparable to the foregoing requirements, at no expense to Lessor.

                                FIRE AND CASUALTY
                                -----------------
36.1     Insurance  Proceeds.  All  proceeds  payable  by  reason of any loss or
         -------------------
damage to the Leased Property or any portion thereof, and insured under any policy of insurance required by Article 12 of this Lease shall be paid to Lessor and held by Lessor in trust (subject to the provisions of Section 13.7) and shall be made available for reconstruction or repair, as the case may be, of any damage to or destruction of the Leased Property, or any portion thereof, and shall be paid out by Lessor from time to time for the reasonable cost of such reconstruction or repair in accordance with this Article 13 after Lessee has expended an amount equal to or exceeding the deductible under any applicable insurance policy. Any excess proceeds of insurance remaining after the completion of the restoration or reconstruction of the Leased Property shall be retained by Lessee free and clear upon completion of any such repair and restoration except as otherwise specifically provided below in this Article 13; provided that in the event neither Lessor nor Lessee is required or elects to repair or restore the Leased Property, then all such insurance proceeds shall be retained by Lessor. All salvage resulting from any risk covered by insurance shall belong to Lessee, including any salvage relating to Capital Additions paid for by Lessee.
37.1     Reconstruction  in  the  Event  of  Damage  or  Destruction  Covered by
Insurance.
(ii)     Facility  Rendered  Unsuitable  for Its Primary Intended Use. Except as
         ------------------------------------------------------------
provided in Section 2.6 and Section 13.7, if during the Term, a Facility is totally or partially destroyed from a risk covered by the insurance described in
     Article 12 and the Facility thereby is rendered Unsuitable for its Primary Intended Use, such damage or destruction shall not terminate this Lease as to such Facility and all of Lessee's obligations with respect to payment of Rent shall continue in full force and effect and shall not be affected thereby and Lessee shall either:
(12) apply all proceeds payable with respect thereto to restore the Facility to substantially the same condition as existed immediately prior to such damage  or  destruction,  or
(13)     offer  either  (A)  to  acquire the affected Facility from Lessor for a purchase price equal to the Minimum Purchase Price of the affected Facility immediately prior to such damage or destruction or (B) to substitute a new property or properties for the affected Facility pursuant to and in accordance with the provisions of Article 20 (which offer to substitute Lessor may in its reasonable discretion refuse).
Lessee shall give written notice to Lessor within 60 days after the date of such damage or destruction whether Lessee chooses option (i) or option (ii), and if option (ii) is chosen, such notice shall be accompanied by the offer referred to therein. In the event Lessee fails to give such notice or does not make an offer under option (ii), Lessee shall promptly proceed to restore the Facility to substantially the same condition as existed immediately prior to the damage or destruction. If Lessee's offer to substitute for the affected Facility is reasonably refused by Lessor, Lessee shall promptly proceed to restore the affected Facility to substantially the same condition as existed immediately prior to such damage or destruction or acquire the affected Facility from Lessor for a purchase price equal to the Minimum Purchase Price of the affected Facility immediately prior to such damage or destruction.
(jj)     Facility  Not  Rendered Unsuitable for Its Primary Intended Use. Except
         ---------------------------------------------------------------
as provided in Section 2.6 and Section 13.7, if during the Term, a Facility is partially destroyed from a risk covered by the insurance described in Article 12, but the Facility is not thereby rendered Unsuitable for its Primary Intended
     Use, Lessee shall restore the Facility to substantially the same condition as existed immediately prior to the damage or destruction and such damage or destruction shall not terminate this Lease and all of Lessee's obligations hereunder, including Lessee's obligations with respect to the payment of the Rent, shall continue in full force and effect and shall not be affected thereby; provided that if Lessee cannot within a reasonable time obtain all necessary governmental approvals, including building permits, licenses, conditional use permits and any certificates of need, after diligent efforts to do so, in order to be able to perform all required repair and restoration work and to operate the Facility for its Primary Intended Use in substantially the same manner as immediately prior to such damage or destruction, then Lessee shall: offer, either (i) to acquire the affected Facility from Lessor for a purchase price equal to the Minimum Purchase Price immediately prior to such damage or destruction, or (ii) to substitute a new property or properties for the affected Facility pursuant to and in accordance with the provisions of Article 20 (which offer to substitute Lessor in its reasonable discretion may refuse). Lessee shall give written notice to Lessor within 60 days after the date of such damage or destruction whether Lessee chooses option (i) or (ii) and such notice shall be accompanied by the offer referred to therein. In the event Lessee fails to give such notice or does not make an offer, Lessee shall promptly proceed to restore the affected Facility to substantially the same condition as existed immediately prior to the damage or destruction. If Lessee's offer to substitute for the affected Facility is reasonably refused by Lessor, Lessee shall promptly proceed to restore the Facility to substantially the same condition as existed immediately prior to such damage for destruction or acquire the affected Facility from Lessor for a purchase price equal to the Minimum Purchase Price of the affected Facility immediately prior to such damage or destruction.
38.1     Reconstruction  in  the  Event  of Damage or Destruction Not Covered by
         -----------------------------------------------------------------------
Insurance.  Except as provided in Section 13.7, if during the Term a Facility is
   ------
totally or materially destroyed from a risk not covered by the insurance described in Article 12, whether or not such damage or destruction renders the Facility Unsuitable for Its Primary Intended Use, Lessee shall:
(14) restore the Facility to substantially the same condition it was in immediately prior to such damage or destruction and such damage or destruction shall not terminate this Lease, and all of Lessee's obligations hereunder, including Lessee's obligations with respect to the payment of the Rent, shall continue in full force and effect and not be affected thereby, or
(15) offer either (A) to acquire the affected Facility from Lessor for a purchase price equal to the Minimum Purchase Price immediately prior to such damage or destruction, or (B) to substitute a new property or properties for the affected Facility pursuant to and in accordance with the provisions of Article 20 (which offer to substitute Lessor in its reasonable discretion may refuse); provided that if such damage or destruction is not material in the reasonable opinion of Lessor, Lessee shall restore the affected Facility to substantially the same condition as existed immediately prior to any such damage or destruction.
Lessee shall give written notice to Lessor within 60 days after the date of such damage or destruction whether Lessee chooses option (i), (ii)(A) or (ii)(B) and, in the event of either option (ii)(A) or (ii)(B), such notice shall be accompanied by the offer referred to therein. In the event Lessee fails to give such notice or does not make an offer, Lessee shall promptly proceed to restore the affected Facility to substantially the same condition as existed immediately prior to the damage or destruction. If Lessor does not accept Lessee's offer to substitute for or purchase the affected Facility within 30 days after the date of such offer, Lessee' offer shall be deemed withdrawn on such 30th day and Lessee shall promptly proceed to restore the affected Facility to substantially the same condition as existed immediately prior to such damage for destruction; provided that if such damage or destruction occurs during any Extended Term, then Lessor must accept Lessee's offer to acquire the affected Facility from Lessor for a purchase price equal to the Minimum Purchase Price immediately prior to such damage or destruction.
39.1     Personal  Property.  Lessee shall use any insurance proceeds payable by
         ------------------
reason of any loss of or damage to any of the Personal Property to restore such Personal Property to the affected Facility with items of substantially equivalent value to the items being replaced.
40.1     Restoration  of  Capital Additions.  If Lessee is required or elects to
         ----------------------------------
restore a Facility as provided in Sections 13.2 or 13.3, Lessee shall also restore the Personal Property related thereto as required by Section 13.4 and all Capital Additions paid for or financed by Lessor. Insurance proceeds payable by reason of damage to Capital Additions paid for or financed by Lessor shall be paid to Lessor and Lessor shall hold such insurance proceeds in trust to pay the cost of repairing or replacing such Capital Additions in the event Lessee does not purchase or substitute other property or properties for the affected Facility.
41.1     No  Abatement of the Rent. Except as otherwise provided in Section 2.6,
         -------------------------
this Lease shall remain in full force and effect and Lessee's obligation to make rental payments and to pay all other charges required by this Lease shall remain unabated during any period required for repair and restoration.
42.1     Damage  Near  End  of  Term. Notwithstanding any provisions of Sections
         ---------------------------
13.2 or 13.3 to the contrary, if damage to or destruction of a Facility occurs during the last 12 months of the Term, and if such damage or destruction cannot be fully repaired and restored within the lesser of (i) six months or (ii) the period remaining in the Term immediately following the date of loss, then either party shall have the right to terminate this Lease as to such Facility by giving notice of termination to the other within 30 days after the date of such damage or destruction, in which event Lessor shall be entitled to retain the insurance proceeds and Lessee shall pay to Lessor on demand the amount of any deductible or uninsured loss arising in connection therewith; provided that any such notice given by Lessor shall be void and of no force and effect if Lessee exercises an available option to extend the Term for one Extended Term, or one additional Extended Term, as the case may be, within 30 days following receipt of such termination notice.
43.1     Purchase  or  Substitution.  In  the  event Lessor accepts any offer by
         --------------------------
Lessee  to  purchase  the  affected  Facility  or  to  substitute  a property or properties for the affected Facility, this Lease as to the affected Facility shall terminate upon payment of the purchase price and execution and delivery of all documentation in accordance with Article 17, or execution and delivery of all documents required in connection with a Substitute Property under Article
20. Lessor shall remit to Lessee, or in the case of a purchase allow Lessee a credit toward the purchase price, in an amount equal to all insurance proceeds being held in trust by Lessor.
44.1     Waiver.  Lessee  hereby knowingly and expressly waives any statutory or
         ------
common law rights of termination which may arise by reason of any damage or destruction of the Facilities.

                                  CONDEMNATION
                                  ------------
45.1     Parties'  Rights  and  Obligations.  If  during  the  Term there is any
         ----------------------------------
Taking of all or any part of the Leased Property or any interest in this Lease by Condemnation, the rights and obligations of the parties shall be determined by  this  Article  14.
46.1     Total  Taking.  If  there  is  a  Taking  of  all  of  a  Facility  by
         -------------
Condemnation,  this  Lease  shall  terminate  on  the  Date of Taking as to such
         --
Facility,  and  the  Minimum  Rent  and  all  Additional Charges paid or payable hereunder  shall  be  apportioned  and  paid  to  the  Date  of  Taking.
47.1     Partial  Taking.  Except  as  provided  in  Section  2.7, if there is a
         ---------------
Taking of a portion of a Facility by Condemnation such that the Facility is not thereby rendered Unsuitable for Its Primary Intended Use, this Lease shall not terminate and all of Lessee's obligations hereunder, including Lessee's obligations with respect to the payment of the Rent, shall continue in full force and effect and shall not be affected thereby. If, however, a Facility is thereby rendered Unsuitable for Its Primary Intended Use, Lessee shall either:
(16) at Lessee's expense, restore the affected Facility, to the extent possible, to substantially the same condition as existed immediately prior to the partial Taking, in which case the proceeds of any Award shall be applied to such restoration to the extent necessary or appropriate, or
(17)     offer  either  (A)  to  acquire the affected Facility from Lessor for a purchase price equal to the Minimum Purchase Price of the affected Facility immediately prior to such partial Taking, or (B) to substitute a new property or properties for the affected Facility pursuant to and in accordance with the provisions of Article 20 (which offer to substitute Lessor may in its reasonable discretion refuse), or
(18) terminate this Lease effective upon the effective date of such Taking as to the affected Facility.
Lessee will give written notice to Lessor within 60 days after Lessee receives notice of the Taking which option Lessee chooses, and if option (ii) is chosen, such notice shall be accompanied by the offer referred to therein. In the event Lessor does not accept Lessee's offer to so purchase the affected Facility within 30 days after receipt of the notice described in the preceding sentence, Lessee may either (a) withdraw its offer to purchase the affected Facility and proceed to restore the affected Facility, to the extent possible, to substantially the same condition as existed immediately before the partial Taking, or (b) terminate the offer and this Lease by written notice to Lessor.
48.1     Restoration.  If there is a partial Taking of a Facility and this Lease
         -----------
     remains in full force and effect pursuant to any provision of this Article 14, Lessee shall accomplish all necessary restoration in order that the affected Facility may continue to be used for its Primary Intended Use.
49.1     Award  Distribution.  In the event Lessee purchases a Facility pursuant
         -------------------
to Section 14.3 or Lessor accepts any offer by Lessee to purchase a Facility or to provide a Substitute Property therefor pursuant to this Article 14, then the entire Award shall belong to Lessee and Lessor agrees to assign to Lessee all of its rights thereto. Except as otherwise expressly provided in this Article 14, in any other event the entire Award shall belong to and be paid to Lessor; provided that if this Lease is terminated in accordance with Section 14.2(b) or 14.3(a), and subject to the rights of any Facility Mortgagees, Lessee shall be entitled to receive from the Award any sum attributable to Lessee's Personal Property, loss of Lessee's business, moving expenses and any sum attributable to any Capital Additions for which Lessee would be entitled to reimbursement at the end of the Term pursuant to the provisions of Section 9.2(b), but only if any to the extent such Award expressly includes such items and allocates a value thereto. If Lessee is required or elects to restore a Facility, Lessor agrees that, subject to the rights of the Facility Mortgagees, its portion of the Award shall be used for such restoration and it shall hold such portion of the Award in trust, for application to the costs of the restoration.
50.1     Temporary  Taking.  The  Taking  of a Facility, or any part thereof, by
         -----------------
military or other public authority shall constitute a Taking by Condemnation only when the use and occupancy by the Taking authority has continued for longer than six months. During any such six-month period all the provisions of this Lease shall remain in full force and effect and, except as provided in Section 2.6, the Rent shall not be abated or reduced during such period of Taking; provided that to the extent any compensation is paid by the Taking authority as a result of such temporary Taking, Lessee will retain such compensation.
51.1     Purchase  or  Substitution.  In  the  event Lessor accepts any offer by
         --------------------------
Lessee to purchase an affected Facility or to substitute a property or properties for an affected Facility, this Lease shall terminate upon payment of the purchase price and execution and delivery of all appropriate documentation, in accordance with Article 17, or execution and delivery of all documents required in connection with a Substitute Property under Article 20.

                                     DEFAULT
                                     -------
52.1     Events  of Default.  The occurrence of any one or more of the following
         ------------------
events shall constitute events of default (individually, an "Event of Default" and, collectively, "Events of Default") hereunder:
(kk) An event of default shall occur under any other lease or agreement (the "Related Leases") between Lessor or any of its Affiliates and Lessee or any of its Affiliates, which event of default is not cured within the applicable grace period set forth therein;
(ll) Lessee shall fail to make a payment of the Rent payable by Lessee under this Lease when the same becomes due and payable and such failure continues for a period of ten calendar days after written notice from Lessor to Lessee;
(mm) Lessee shall fail to observe or perform any other term, covenant or condition of this Lease or any document executed in connection herewith and such failure is not cured by Lessee within a period of 30 days after receipt by Lessee of notice thereof from Lessor specifying in reasonable detail the nature of such default, unless such failure cannot with due diligence be cured within a period of 30 days, in which case such failure shall not be deemed to continue if Lessee proceeds promptly and with due diligence to cure the failure and diligently completes the curing thereof (as soon as reasonably possible);
(nn)     Lessee  shall:
(19)     admit  in  writing  its  inability  to  pay its debts generally as they become  due,
(20) file a petition in bankruptcy or a petition to take advantage of any insolvency law,
(21)     make  an  assignment  for  the  benefit  of  its  creditors,
(22) consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, or
(23) file a petition or answer seeking reorganization or arrangement under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof; or
(oo) Lessee shall default beyond any applicable grace period contained in one or more major credit facilities which by their terms would permit the acceleration of an outstanding balance equal to or greater than $10,000,000.00 in the aggregate and the same shall be accelerated by the lenders or other applicable parties.
53.1     Remedies.  If  an  Event of Default shall have occurred, Lessor may, at
         --------
its election, then or at any time thereafter, pursue any one or more of the following remedies, in addition to any remedies which may be permitted by law or by other provisions of this Lease, without further notice or demand, except as hereinafter provided:
(pp) Apply or appropriate, as the case may be, the Capital Replacement Account, without prejudice to any other remedies provided herein or at law or equity.
(qq) Without any notice or demand whatsoever, Lessor may take any one or more actions permissible at law to ensure performance by Lessee of Lessee's covenants and obligations under this Lease. In this regard, it is agreed that if Lessee abandons or vacates the Leased Property (other than as permitted by
Section 19.1), Lessor may enter upon and take possession of such Leased Property in order to protect it from deterioration and continue to demand from Lessee the monthly rentals and other charges provided in this Lease. Lessor shall use reasonable efforts to relet but shall have no absolute obligation to relet. If Lessor does, at its sole discretion, elect to relet the Leased Property, such action by Lessor shall not be deemed as an acceptance of Lessee's surrender of the Leased Property unless Lessor expressly notifies Lessee of such acceptance in writing, Lessee hereby acknowledging that Lessor shall otherwise be reletting as Lessee's agent. It is further agreed in this regard that in the event of any Event of Default described in this Article 15, Lessor shall have the right to enter upon the Leased Property and do whatever Lessee is obligated to do under the terms of this Lease. Lessee agrees to reimburse Lessor on demand for any reasonable expenses which Lessor may incur in thus effecting compliance with Lessee's obligations under this Lease, and further agrees that Lessor shall not be liable for any damages resulting to Lessee from such action, except as may result from Lessor's gross negligence or willful misconduct.
(rr) Lessor may terminate this Lease by written notice to Lessee, in which event Lessee shall immediately surrender the Leased Property to Lessor, and if Lessee fails to do so, Lessor may, without prejudice to any other remedy which Lessor may have for possession or arrearage in rent (including any interest which may have accrued pursuant to Section 2.3 of this Lease or otherwise), enter upon and take possession of the Leased Property and expel or remove Lessee and any other person who may be occupying said premises or any part thereof other than Residents pursuant to Resident Agreements or Tenants pursuant to Tenant Leases. In addition, Lessee agrees to pay to Lessor on demand the amount of all loss and damage which Lessor may suffer by reason of any termination effected pursuant to this subsection (c), said loss and damage to be determined, at Lessor's option, by either of the following alternative measures of damages:
(24) Although Lessor shall be under no absolute obligation to attempt and shall be obligated only to use reasonable efforts, to relet the Leased Property, until the Leased Property is relet Lessee shall pay to Lessor on or before the first day of each calendar month the difference between the monthly rentals and other charges provided in this Lease and the amount paid by the new tenant to Lessor under the terms of any new lease. After the Leased Property has been relet by Lessor, Lessee shall pay to Lessor on the 10th day of each calendar month the difference between the monthly rentals and other charges provided in this Lease for the preceding calendar month and that actually collected by Lessor for such month. If it is necessary for Lessor to bring suit in order to collect any deficiency, Lessor shall have a right to allow such deficiencies to accumulate and to bring an action on several or all of the accrued deficiencies at one time. Any such suit shall not prejudice in any way the right of Lessor to bring a similar action for any subsequent deficiency or deficiencies. Any amount collected by Lessor from subsequent tenants for any calendar month in excess of the monthly rentals and other charges provided in this Lease shall be credited to Lessee in reduction of Lessee's liability for any calendar month for which the amount collected by Lessor will be less than the monthly rentals and other charges provided in this Lease, but Lessee shall have no right to such excess other than the above described credit; or
(25) When Lessor desires, Lessor may demand a final settlement not to exceed the Minimum Purchase Price at the time of such final settlement. Upon demand for a final settlement, Lessor shall have a right to, and Lessee hereby agrees to pay, the difference between the total of all monthly rentals and other charges provided in this Lease for the remainder of the Term and the reasonable rental value of the Leased Property for such period (including a reasonable time to relet the Leased Property), as determined pursuant to the provisions of Article 28 hereof, such difference to be discounted to present value at a rate equal to the Treasury Yield then in effect with maturity periods substantially equivalent to the balance of the Initial Terns or any Extended Term then in effect. The rights and remedies of Lessor hereunder are cumulative, and pursuit of any of the above remedies shall not preclude pursuit of any other remedies prescribed in other sections of this Lease and any other remedies provided by law or equity. Forbearance by Lessor to enforce one or more of the remedies herein provided upon an Event of Default shall not be deemed or construed to constitute a waiver of such Event of Default. Exercise by Lessor of any one or more remedies shall not constitute an acceptance of surrender of the Leased Property by Lessee, it being understood that such surrender can be effected only by the prior written agreement of Lessor and Lessee.
54.1     Additional  Expenses.  In  addition  to  payments  required pursuant to
         --------------------
subsections (a) and (b) of Section 15.2 above, Lessee shall compensate Lessor for all reasonable expenses incurred by Lessor in repossessing the Leased Property (including any increase in insurance premiums caused by the vacancy of the Leased Property), all reasonable expenses incurred by Lessor in reletting (including repairs, remodeling, replacements, advertisements and brokerage fees), all reasonable concessions granted to a new tenant upon reletting (including renewal options), all fees and expenses incurred by Lessor as a direct or indirect result of any appropriate action by a Facility Mortgagee and a reasonable allowance for Lessor's administrative efforts, salaries and overhead attributable directly or indirectly to Lessee's default and Lessor's pursuing the rights and remedies provided herein and under applicable law.
55.1     Waiver.  If  this Lease is terminated pursuant to law or the provisions
         ------
of  this  Article  15, Lessee waives, to the extent permitted by applicable law,
(a) any right of redemption, reentry or repossession and (b) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt.
56.1     Application  of  Funds.  All payments otherwise payable to Lessee which
         ----------------------
are received by Lessor under any of the provisions of this Lease during the existence or continuance of any Event of Default shall be applied to Lessee's obligations in the order which Lessor may reasonably determine or as may be prescribed by the laws of the state in which the Facility is located.
57.1     Notices  by  Lessor.  The  provisions  of  this  Article  15 concerning
         -------------------
notices shall be liberally construed insofar as the contents of such notices are concerned, and any such notice shall be sufficient if it shall generally apprise Lessee of the nature and approximate extent of any default in sufficient detail so as to enable Lessee to undertake the necessary corrective action.
58.1     Lessor's  Security  Interest.  Lessee  hereby grants to Lessor, a valid
         ----------------------------
and continuing security interest to secure payment of all rentals and other sums of money becoming due hereunder from Lessee, and to secure payment of any damages or loss which Lessor may suffer by reason of the breach by Lessee of any covenant, agreement or condition contained herein, upon all of the Personal Property owned by Lessee and presently, or which may hereafter be, situated in or about and used in connection with the operation of the Leased Property, and all proceeds therefrom and accessions thereto and, except as a result of sales made in the ordinary course of Lessee's business, such property shall not be removed without the consent of Lessor until any arrearage in rent as well as any and all other sums of money then due to Lessor or to become due to Lessor hereunder shall first have been paid and discharged and all the covenants, agreements and conditions hereof have been fully complied with and performed by Lessee. Upon the occurrence of an Event of Default by Lessee, Lessor may, in addition to any other remedies provided herein, enter upon the Leased Property and take possession of any and all of the Personal Property, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Lessee reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sale Lessor or its assigns may purchase unless otherwise prohibited by law or unless such removal would materially and adversely affect the compliance of the operations at the Facility with law or jeopardize resident health or welfare or give rise to a default under a Tenant Lease. Unless otherwise provided by law, and without intending to exclude any other manner of giving Lessee reasonable notice, the requirement of reasonable notice shall be met, if such notice is given in the manner prescribed in this Lease at least seven days prior to the time of sale. Any sale made pursuant to the provision of this paragraph shall be deemed to have been a public sale conducted in commercially reasonable manner if held in the above described premises or where the property is located after the time, place and method of sale and a general description of the types of property to be sold have been advertised in a daily newspaper published in the county in which the property is located, for five consecutive days before the date of the sale. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorneys' fees and legal expenses), shall be applied as a credit against the indebtedness secured by the security interest granted in this paragraph. Any surplus shall be paid to Lessee or as otherwise required by law; Lessee shall pay any deficiencies forthwith. Upon request by Lessor, Lessee agrees to execute and deliver to Lessor a financing statement in form sufficient to perfect the security interest of Lessor in the aforementioned property and proceeds thereof under the provision of the Uniform Commercial Code (or corresponding state statute or statutes) in force in the state of Lessee's incorporation, as well as any other state the laws of which Lessor may at any time consider to be applicable. Notwithstanding anything to the contrary contained in this Section, Lessor's security interest in the property of Lessee described above shall be subject to and absolutely subordinate to any and all purchase money security interests at any time given by Lessee to third parties and to the liens granted to Lessor by Lessee under the terms of the Leasehold Mortgages.

                             LESSOR'S RIGHT TO CURE
                             ----------------------
If Lessee, without the prior written consent of Lessor, shall fail to make any payment, or to perform any act required to be made or performed under this Lease and to cure the same within the relevant time periods provided in Section 15.1, Lessor, without waiving or releasing any obligation or Event of Default, may (but shall be under no obligation to) make such payment or perform such act for the account and at the expense of Lessee, and may, to the extent permitted by law, enter upon the Leased Property for such purpose and take all such action thereon as, in Lessor's opinion, may be necessary or appropriate therefor. No such entry shall be deemed an eviction of Lessee. All sums so paid by Lessor, together with a late charge thereon (to the extent permitted by law) at the Overdue Rate from the date on which such sums or expenses are paid or incurred by Lessor, and all costs and expenses (including reasonable attorneys' fees and expenses, in each case, to the extent permitted by law) so incurred shall be paid by Lessee to Lessor on demand and if not paid as provided herein such costs and expenses shall thereby increase the Project Amount. The obligations of Lessee and rights of Lessor contained in this Article shall survive the expiration or earlier termination of this Lease.

                         PURCHASE OF THE LEASED PROPERTY
                         -------------------------------
In the event Lessee purchases the Leased Property, or any portion thereof, from Lessor pursuant to any of the terms of this Lease (other than a purchase pursuant to Section 29.2 which contains all of the provisions relevant to such purchase and thus such purchase shall be governed by Section 29.2), Lessor shall, upon receipt from Lessee of the applicable purchase price (after credit for the balance of the Capital Replacement Account allocated to the applicable portion of the Leased Property being purchased by Lessee based on the ratio of the number of units at the applicable portion of the Leased Property being purchased by Lessee to the total number of units at the Leased Property at the time of such purchase), together with full payment of any unpaid Rent due and payable with respect to any period ending on or before the date of the purchase and any other amounts owing to Lessor hereunder, deliver to Lessee an appropriate special warranty deed and any other documents reasonably requested by Lessee to convey the interest of Lessor in and to the Leased Property or the applicable portion thereof to Lessee, and such other standard documents usually and customarily prepared in connection with such transfers, free and clear of all encumbrances other than (a) those that Lessee agrees to pay or discharge,
(b) those mortgage liens, if any, which Lessee agrees in writing to accept and to take title subject to, (c) any other Encumbrances permitted to be imposed on the Leased Property under the provisions of Article 32 which are assumable at no cost to Lessee and which Lessee elects in its sole discretion to assume, and (d) any matters affecting the Leased Property, or the applicable portion thereof, on or as of the Commencement Date as shown on Exhibit B attached hereto. The difference between the applicable purchase price and the total of the encumbrances assigned or taken subject to shall be paid in cash to Lessor, or as Lessor may direct, in federal or other immediately available funds except as otherwise mutually agreed by Lessor and Lessee. The closing of any such sale shall be contingent upon and subject to Lessee obtaining all required governmental consents and approvals for such transfer and on Lessor obtaining the legal opinion described in the last sentence of this Article 17; provided, however, if Lessor cannot obtain the legal opinion described herein, after receipt of Lessor's written notice that Lessor cannot obtain the required legal opinion, Lessee shall have ninety (90) days in which to elect to substitute a new property in accordance with the provisions of Article 20 and upon failure to give written notice to Lessor within said ninety (90) day period, Lessor may elect (i) not to consummate the transfer whereupon this Lease shall continue in full force and effect or (ii) to consummate the transfer whereupon this Lease shall terminate. If such sale shall fail to be consummated by reason of the inability of Lessee or Lessor to obtain all such approvals and consents or Lessor to obtain the legal opinion described in the last sentence of this
Article 17, any options to extend the Term which otherwise would have expired during the period from the date when Lessee elected or became obligated to purchase the Leased Property until Lessee's inability to obtain the approvals and consents is confirmed shall be deemed to remain in effect for 30 days after the end of such period and any other options available to Lessee under this Lease at the time the purchase option was exercised shall be reinstated during such 30 days period. The closing with respect to any such sale shall be appropriately timed to accommodate the determination of the Minimum Purchase Price in accordance with Article 28. All expenses of such conveyance, including the cost of title examination or standard coverage title insurance, reasonable attorneys' fees incurred by Lessor in connection with such conveyance, transfer taxes and recording fees shall be paid by Lessee. Additionally, any sale to Lessee shall be subject to delivery of an opinion of Lessor's counsel confirming that (i) the sale will not result in ordinary recapture income to Lessor pursuant to Code Section 1245 or 1250 or any other Code provision, (ii) the sale will result in income, if any, to Lessor of a type described in Code Section 856(c)(2) or 856(c)(3) and will not result in income of the types described in Code Section 856(c)(4) or result in the tax imposed under Code Section 857(b)(6), and (iii) the sale, together with all other substitutions and sales made or requested by Lessee pursuant to any other leases with Lessor of properties hereto or any other transfers of the Leased Property or the properties leased under other such operating leases, during the relevant time period, will not jeopardize the qualification of Lessor as a real estate investment trust under Code Sections 856-860. Lessee shall have the right to designate a third party to take title to the Leased Property or any portion thereof acquired by Lessee pursuant to this Article 17.

                                  HOLDING OVER
                                  ------------
If Lessee shall for any reason remain in possession of the Leased Property after the expiration of the Term or any earlier termination of the Term hereof without Lessor consent, such possession shall be as a tenancy at will during which time Lessee shall pay as rental each month an amount equal to the sum of (a) 150 % of the aggregate of 1/12 of the aggregate Minimum Rent payable with respect to the last complete year prior to the expiration of the Term, plus (b) all Additional Charges accruing during such month, plus (c) all other sums, if any, payable pursuant to the provisions of this Lease with respect to the Leased Property. During such period of tenancy, Lessee and Lessor shall be obligated to perform and observe all of the terms, covenants and conditions of this Lease and to continue its occupancy and use of the Leased Property. Nothing contained herein shall constitute the consent, express or implied, of Lessor to the holding over of Lessee after the expiration or earlier termination of this Lease.

                                   ABANDONMENT
                                   -----------
59.1     Discontinuance  of  Operations  on  the  Leased  Property;  Offer  of
         ---------------------------------------------------------------------
Substitution.  If  Lessee  has  discontinued  use of the Leased Property, or any
         ---
portion thereof, for its Primary Intended Use for 90 consecutive days without Lessor's prior written consent for alterations or remodeling pursuant to Article
     9,  repairs  or  restoration  pursuant  to  Article  13  or  Article  14 or otherwise,  then  provided  Lessor  has  not  terminated  this Lease pursuant to
Section 15.2, Lessee may offer to substitute a new property or properties for the affected portion of the Leased Property pursuant to and in accordance with the provisions of Article 20 (which offer to substitute Lessor may in its reasonable discretion refuse).
60.1     Obsolescence  of  the Leased Property; Offer to Purchase. If the Leased
         --------------------------------------------------------
Property,  or  any  portion thereof, becomes Unsuitable for its Primary Intended
Use, all as set forth in an Officer's Certificate delivered to Lessor, Lessee may (provided this Lease is still in effect), purchase the affected portion of the Leased Property for the Minimum Purchase Price on the first Payment Date occurring not less than 120 days after the date of such Officer's Certificate.
61.1     Conveyance  of  Leased Property. In the event Lessee elects to purchase
         -------------------------------
the affected portion of the Leased Property pursuant to Section 19.2, then on the first Payment Date occurring not less than 120 days after the date of the Officer's Certificate referred to in Section 19.2, Lessor shall, upon receipt from Lessee of the Minimum Purchase Price as of the date of such purchase and all Rent and or other sums then due and payable under this Lease (excluding any installment of Minimum Rent due on such Payment Date), convey the affected portion of the Leased Property to Lessee on such date in accordance with the provisions of Article 17 and this Lease shall thereupon terminate as to the affected Leased Property.

                            SUBSTITUTION OF PROPERTY
                            ------------------------
62.1     Substitution  of  Property  for  the  Leased  Property.
(ss) In the event Lessor accepts an offer by Lessee to substitute other property for all or any portion of the Leased Property under Article 13, Article
     14 or Article 19, and provided that no Event of Default shall have occurred and be continuing, Lessee shall have the right (subject to the conditions set forth below in this Article 20, and upon notice to Lessor) to substitute one or more properties (collectively referred to as "Substitute Properties" or individually as a "Substitute Property") for the affected portion of the Leased Property on a monthly Payment Date specified in such notice (the "Substitution Date") occurring not less than 90 days after receipt by Lessor of such notice. The notice shall be in the form of an Officer's Certificate and shall specify the reason(s) for the proposed substitution and the proposed Substitution Date. Notwithstanding anything contained herein to the contrary, any other substitution for all or any portion of the Leased Property shall require the prior written consent of Lessor which shall be within the sole discretion of Lessor.
(tt) If Lessee gives the notice referred to in Section 20.1(a) above, Lessee shall present to Lessor one or more properties (or groups of properties) having comparable operating characteristics, each of which property (or groups of properties) shall provide Lessor with a yield (i.e., an annual return on its equity in such property) equal to or greater than the Current Yield (and the yield reasonably expected to be received thereafter throughout the remainder of the term) from the affected portion of the Leased Property at the time of such proposed substitution (or in the case of a proposed substitution as a result of damage, destruction or Condemnation, the Current Yield immediately prior to such damage, destruction or Condemnation) and as reasonably projected over the balance of the then effective Initial Term or Renewal Term (as applicable) of this Lease and shall have a Fair Market Value substantially equivalent to the Fair Market Value of the Leased Property, but in no event less than the Project Amount. Lessor shall have a period of 90 days within which to review such information and either to accept or to reject the Substitute Property or Substitute Properties so presented; provided that if Lessee is required by a court order or administrative action to divest or otherwise dispose of the affected portion of the Leased Property within a shorter time period, the time period shall be shortened appropriately to meet the reasonable needs of Lessee, but in no event shall said period be less than 15 Business Days after Lessor's receipt of said notice (subject to further extension for any period of time in which Lessor is not timely provided with the information provided for in Section
20.2 and Section 20.3 below); provided that if Lessor shall contend that the Substitute Properties fail to meet all the conditions for substitution set forth in this Article 20, including the provisions of Sections 20.1(c), (d) and (e) below, Lessee shall withdraw its offer to substitute property whereupon Lessee shall within thirty (30) days of notice of its withdrawn offer of substitution give Lessor written notice that it will either offer (i) to substitute additional property or (ii) purchase the affected portion of the Leased Property for the Minimum Purchase Price with either such election to be in accordance with the provisions of this Lease.
(uu) It shall be a condition to consummation of any substitution hereunder that all of the conditions set forth in Section 20.2 below, shall have been satisfied with respect to such substitution, and to the delivery of an opinion of counsel for Lessor confirming that (i) the substitution of the Substitute Property for the affected portion of the Leased Property will qualify as an exchange solely of property of alike-kind under Section 1031 of the Code, in which, generally, except for "boot" such as cash needed to equalize exchange values or discharge indebtedness, no gain or loss is recognized to Lessor, (ii) the substitution will not result in ordinary recapture income to Lessor pursuant to Code Section 1245 or 1250 or any other Code provision, (iii) the substitution will result in income, if any, to Lessor of a type described in Code Section 856(c)(2) or 856(c)(3) and will not result in income of the types described in Code Section 856(c)(4) or result in the tax imposed under Code Section 857(b)(6), and (iv) the substitution, together with all other substitutions and sales made or requested by Lessee pursuant to any other leases with Lessor of properties hereto or any other transfers of the Leased Property or any portion thereof or the properties leased under other such operating leases, during the relevant time period, will not jeopardize the qualification of Lessor as a real estate investment trust under Code Sections 856-860.
(vv) In the event that the equity value of the Substitute Property or group of Substitute Properties (i.e., the Fair Market Value of the Substitute Property or group of Substitute Properties minus the encumbrances subject to which Lessor will take the Substitute Property or group of Substitute Properties) as of the Substitution Date is greater than the equity value of the affected portion of the Leased Property (i.e., the Fair Market Value of the Leased Property minus the encumbrances subject to which Lessee will take the Leased Property) as of the Substitution Date (or in the case of damage destruction or Condemnation, the Fair Market Value immediately prior to such damage, destruction or Condemnation), Lessor shall pay to Lessee an amount equal to the difference, subject to the limitation set forth below. In the event that said equity value of the Substitute Property or group of Substitute Properties is less than said equity value of the affected portion of the Leased Property, Lessee shall pay to Lessor an amount equal to the difference, subject to the limitation set forth below. Notwithstanding the foregoing, neither Lessor nor Lessee shall be obligated to consummate any substitution if such party would be required to make a payment to the other in excess of an amount equal to ten percent of said Fair Market Value of the Leased Property (the amount of cash paid by one party to the other being hereinafter referred to as the "Cash Adjustment").
(ww) The Rent for such Substitute Property in all respects shall provide Lessor with a yield at the time of such substitution (i.e., annual return on its investment in such Substitute Property) not less than the Current Yield (and the yield reasonably expected to be received thereafter throughout the remainder of the Term) from the Leased Property prior to any damage, destruction or Condemnation, taking into account the Cash Adjustment paid or received by Lessor and any other relevant factors.
(xx) The Minimum Purchase Price of any Substitute Property or Substitute Properties shall be an amount equal to the Minimum Purchase Price of the affected portion of the Leased Property on the Substitution Date (i) increased by any Cash Adjustment paid by Lessor pursuant to Section 20.1(d) above, or (ii) decreased by any Cash Adjustment paid by Lessee pursuant to Section 20.1(d) above.
63.1     Conditions  to  Substitution.  On the Substitution Date, the Substitute
         ----------------------------
Property will become a part of the Leased Property hereunder upon delivery by Lessee to Lessor of the following items in form and substance reasonably satisfactory to Lessor:
(yy)     an  Officer's  Certificate representing, warranting and certifying that
(i) the Substitute Property has been accepted by Lessee for all purposes of this Lease and there has been no material damage to the improvements located on the Substitute Property nor is any condemnation or eminent domain proceeding pending with respect thereto; (ii) all permits, licenses and certificates
(including a permanent, unconditional certificate of occupancy and, to the extent permitted by law, all certificates of need and licenses) which are necessary to permit the use of the Substitute Property in accordance with the provisions of this Lease have been obtained and are in full force and effect;
(iii) under applicable zoning and use laws, ordinances, rules and regulations the Substitute Property may be used for the purposes contemplated by Lessee and all necessary subdivision approvals have been obtained; (iv) there are no mechanic's or materialmen's liens outstanding or threatened to the knowledge of Lessee against the Substitute Property arising out of or in connection with the construction of the improvements thereon, other than those being contested by Lessee pursuant to Article 11; (v) any mechanic's or materialmen's liens being contested by Lessee will be promptly paid by Lessee if such contest is resolved in favor of the mechanic or materialman; (vi) to the best knowledge of Lessee, there exists no Event of Default under this Lease, and no defense, offset or claim exists with respect to any sums to be paid by Lessee hereunder; and (vii) any exceptions to Lessor's title to the Substitute Property do not materially interfere with the intended use of the Substitute Property by Lessee;
(zz) a special warranty deed with warranties against claims arising under Lessee conveying to Lessor title to the Substitute Property free and clear of any liens and encumbrances except those approved in writing or assumed by Lessor;
(aaa) an amendment to this Lease duly executed, acknowledged and delivered by Lessee, setting forth (i) the legal description of the Land related to the Substitute Property, (ii) the Project Amount and the Minimum Rent allocated to such Substitute Property and (iii) such other changes as may be necessary or appropriate under the circumstances;
(bbb) a standard owner's or lessee's (as applicable) policy of title insurance covering the Substitute Property (or a valid, binding, unconditional commitment therefor), dated the Substitution Date, in current form and including mechanics' and materialmen's lien coverage, if available in the State in which the Substitute Property is located issued to Lessor by a title insurance company reasonably satisfactory to Lessor. Such policy shall (i) insure (A) Lessor's fee title to the Substitute Property, subject to no liens or encumbrances except those approved or assumed by Lessor, and (B) that any restrictions affecting the Substitute Property have not been violated and that a further violation thereof will not result in a forfeiture or reversion of title, (ii) be in an amount at least equal to the Fair Market Value of the Substitute Property, and (iii) contain such endorsements as may be reasonably requested by Lessor if available in the State in which the Substitute Property is located;
(ccc) certificates of insurance with respect to the Substitute Property fulfilling the requirements of Article 12;
(ddd) current appraisals or other evidence satisfactory to Lessor, in its sole discretion, as to the current Fair Market Values of such Substitute Property;
(eee) all available revenue data relating to the Substitute Property for the period from the date of opening for business of the Substitute Property to the date of Lessee's most recent Fiscal-Year end, or for the most recent three years or the period of Lessee's ownership or operation of the Substitute Property, whichever is less; and
(fff) such other certificates, documents, opinions of counsel (which may be in-house counsel), and other instruments or information as may be reasonably required by Lessor, including, but not limited to ALTA/ACSM land surveys, engineering studies and environmental assessments.
64.1     Conveyance  to  Lessee. On the Substitution Date Lessor will convey the
         ----------------------
affected portion of the Leased Property to Lessee (and terminate the Lease as to the affected portion of the Leased Property being replaced) in accordance with the provisions of Article 17 (except as to payment of any expenses in connection therewith which shall be governed by Section 20.4 below) upon conveyance to Lessor of the Substitute Property.
65.1     Expenses.  Lessee  shall  pay  or  cause  to  be  paid,  on demand, all
         --------
reasonable costs and expenses paid or incurred by Lessor in connection with the substitution and conveyance of the Leased Property and the Substitute Property, including (a) fees and expenses of Lessor's counsel, (b) Lessor's costs incurred in due diligence and inspections of the Substitute Properties, (c) the amount of any recording taxes and filing fees, (d) the cost of preparing and recording, if appropriate, a release of the affected portion of the Leased Property from the lien of any mortgage, (e) broker's fees and commissions for Lessee, if any, (f) documentary stamp and transfer taxes, if any, (g) title insurance charges, and
(h)  escrow  fees,  if  any.

                                  RISK OF LOSS
                                  ------------
Except as otherwise provided in this Lease, during the Term of this Lease, the risk of loss or of decrease in the enjoyment and beneficial use of the Leased Property in consequence of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise, or in consequence of foreclosures, attachments, levies or executions (other than by Lessor and those claiming from, through or under Lessor) is assumed by Lessee and, Lessor shall in no event be answerable or accountable therefor nor shall any of the events mentioned in this Section entitle Lessee to any abatement of the Rent except as specifically provided in this Lease.

                                 INDEMNIFICATION
                                 ---------------
Notwithstanding the existence of any insurance or self insurance provided for in
Article 12, and without regard to the policy limits of any such insurance or self insurance, Lessee will protect, indemnify, save harmless and defend Lessor from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including reasonable attorneys' fees and expenses), to the extent permitted by law, imposed upon or incurred by or asserted against Lessor by reason of: (a) any accident, injury to or death of persons or loss to property occurring on or about the Leased Property, including any claims of malpractice, (b) any use, misuse, no use, condition, maintenance or repair by Lessee of the Leased Property, (c) any Impositions (which are the obligations of Lessee to pay pursuant to the applicable provisions of this Lease), (d) any failure on the part of Lessee to perform or comply with any of the terms of this Lease when due or within any applicable cure period, (e) the non-performance of any of the terms and provisions of any and all existing and future subleases of the Leased Property to be performed by Lessee as landlord thereunder when due or within any applicable cure period and (f) the violation by Lessee of any Hazardous Materials Law. Any amounts which become payable by Lessee under this Section shall be paid within ten days after liability therefor on the part of Lessor is finally determined by litigation or otherwise (including the expiration of any time for appeals) and, if not timely paid, shall bear interest (to the extent permitted by law) at the Overdue Rate from the date of such determination to the date of payment. Lessee, at its expense, shall contest, resist and defend any such claim, action or proceeding asserted or instituted against Lessor or may compromise or otherwise dispose of the same as Lessee sees fit. Lessor shall cooperate with Lessee in a reasonable manner to permit Lessee to satisfy Lessee's obligations hereunder, including the execution of any instruments or documents reasonably requested by Lessee. Nothing herein shall be construed as indemnifying Lessor or its agents for their own negligent acts or omissions or willful misconduct. Lessee's liability for a breach of the provisions of this Article shall survive any termination of this Lease.

                            SUBLETTING AND ASSIGNMENT
                            -------------------------
66.1     Subletting and Assignment. Subject to the rights of (i) residents under
         -------------------------
     existing  resident  agreements,  (ii) Tenants under existing Tenant Leases,
(iii) the provisions of Section 23.3 below and (iv) any other express conditions or limitations set forth herein, Lessee may not, without the consent of Lessor, sublet all or any part of the Leased Property other than an assignment or sublease to an entity which is controlled by or under common control with Lessee in which case no such consent shall be required but Lessor shall be given notice of such assignment or sublease and the same shall otherwise meet the requirements of clauses (b) through (e) of the following sentence. Lessor shall not unreasonably withhold its consent to any subletting or assignment; provided that (a) in the case of a subletting, the sublessee shall comply with the provisions of Section 23.2, (b) in the case of an assignment, the assignee shall assume in writing and agree from and after the effective date of such assignment to keep and perform all of the terms of this Lease on the part of Lessee to be kept and performed and shall be and become jointly and severally liable with Lessee for the performance thereof, (c) an original counterpart of each such sublease and assignment and assumption, duly executed by Lessee and such sublessee or assignee, as the case may be, in form and substance reasonably satisfactory to Lessor, shall be delivered promptly to Lessor, and (d) in case of either an assignment or subletting, Lessee shall remain primarily liable, as principal rather than as surety, for the prompt payment of the Rent and for the performance and observance of all of the covenants and conditions to be performed by Lessee hereunder. In addition to Lessee's rights to sublet and assign as provided in this section above, Lessee shall also have the right (upon Lessor's prior consent, which consent shall not unreasonably be withheld) to enter into Tenant Leases which extend beyond the Term of this Lease and (e) the sublease or assignment provides for a use of the Leased Property which is consistent with the Primary Intended Use. To the extent that any such Tenant Leases extend beyond the Term of this Lease, Lessor shall receive the rents from, and be responsible for any obligations on the part of the landlord or lessor under such Tenant Leases for such excess period. Any and all such Tenant Leases shall, to the extent applicable, be subject to the provisions of this Section and Section 23.2. Nothing in this Section 23.1 shall be construed as prohibiting Lessee from granting the Leasehold Mortgages or Lessor from exercising its rights thereunder.
67.1     Non-Disturbance,  Subordination  and Attornment. Lessee shall insert in
         -----------------------------------------------
each  sublease  permitted  under  Section 23.1 provisions to the effect that (a)
such sublease is subject and subordinate to all of the terms and provisions of this Lease and to the rights of Lessor hereunder, (b) in the event this Lease shall terminate before the expiration of such sublease, the sublessee thereunder will, at Lessor's option, attorn to Lessor and waive any right the sublessee may have to terminate the sublease or to surrender possession thereunder as a result of the termination of this Lease and (c) in the event the sublessee receives a written notice from Lessor or Lessor's assignees, if any, stating that there is an Event of Default under this Lease, the sublessee, shall thereafter be obligated to pay all rentals accruing under said sublease directly to the party giving such notice, or as such party may direct until advised that such Event of Default is no longer outstanding. All rentals received from the sublessee by Lessor or Lessor's assignees, if any, shall be credited against amounts owing by Lessee under this Lease. Lessor agrees that notwithstanding any default, termination, expiration, sale, entry or other act or omission of Lessee pursuant to the terms of this Lease, or at law or in equity, Tenant's possession shall not be disturbed unless such possession may otherwise be terminated pursuant to the terms of the applicable Tenant Lease. Lessor hereby agrees, upon Lessee's request, to execute a nondisturbance agreement in favor of any Tenant or in favor of any sublessee under any sublease permitted under Section 23.1 above; provided that the Tenant or any such sublessee has acknowledged all of the foregoing provisions and executed all documents required by this Section 23.2.
68.1     Sublease  Limitation.  Notwithstanding anything contained in this Lease
         --------------------
to the contrary, Lessee shall not sublet the Leased Property, including any of the Resident Agreements and Tenant Leases, on any basis such that the rental to be paid by the sublessee thereunder would be based, in whole or in part, on either (a) the income or profits derived by the business activities of the sublessee, or (b) any other formula such that any portion of the sublease rental received by Lessor would fail to qualify as "rents from real property" within the meaning of Section 856(d) of the Code, or any similar or successor provision thereto.
69.1     Sublease to Current Licensee.  Notwithstanding anything in this Article
         ----------------------------
23 to the contrary, Lessee shall have the right to sublease the Leased Property to the current holder of the necessary license for operation of the Leased Property as an assisted living facility and to simultaneously enter into an agreement with such licensee for the management of the Leased Property. The sublease and the management agreement shall be subject to the review and consent of Lessor. Lessee agrees that notwithstanding any sublease pursuant to this
Section 23.4, Lessee shall proceed to and diligently pursue in conjunction and cooperation with Lessor to have all required licenses for operation of the Leased Property transferred to Lessee and within thirty (30) days of transfer of or issuance of the required license for operation of the Leased Property to Lessee, the sublease and management agreement shall be terminated.

                 OFFICER'S CERTIFICATES AND FINANCIAL STATEMENTS
                 -----------------------------------------------
70.1 Estoppel Certificate. At any time and from time to time within 20 days following written request by Lessor, Lessee will furnish to Lessor an
Officer's Certificate certifying that this Lease is unmodified and in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications) and the dates to which the Rent has been paid. Any such Officer's Certificate furnished pursuant to this Article may be relied upon by Lessor, any prospective purchaser of the Leased Property and any third parties who have an interest in the Leased Property, including any Lender or professional advisor or Lessor.
71.1 Financial Statements and Certificates. Lessee will furnish the following statements to Lessor; provided that Lessor shall keep confidential items furnished by Lessee which are not generally available to the public:
(26) within 120 days after the end of each Fiscal Year (A) a copy of the Consolidated Financial Statements for such Fiscal Year; (B) an Officer's Certificate stating (x) that no Event of Default, or event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, has occurred and is continuing and has not been waived, or, if there shall have occurred and be continuing such an Event of Default, specifying the nature thereof and the steps being taken to remedy the same, and (y) that to the best of the signer's knowledge and belief, Lessee is not in default in the performance or observance of any of the terms of any loans or credit facilities, with an outstanding balance equal to or greater than $10,000,000.00 in the aggregate, which default would permit the holder thereof to accelerate its stated maturity; (C) a current rent or lease roll for each Facility setting forth rental information in reasonable detail regarding all of the Tenants and Tenant Leases, including any space utilized by Lessee; (D) a statement of revenues and expenses of the Leased Property for the twelve-month period then ended in detail reasonably satisfactory to Lessor; (E) balance sheets for each Facility for the twelve-month period then ended, in detail reasonably satisfactory to Lessor, and (F) a certificate in form satisfactory to Lessor setting forth the Consolidated Coverage Ratio and the Facility Coverage Ratios for the twelve-month period then ended, each certified as accurate by Lessee's chief financial officer;
(27) within 30 days after the end of each calendar month, a statement of all revenues and expenses and balance sheets relating to the operation of each of the Facilities during such calendar month, in each case certified as accurate by Lessee's chief financial officer;
(28) within 15 days after request by Lessor, (A) a statement of the number of units available and the actual resident-days for the most recent month, quarter and year to date, (B) census information for the Facilities in sufficient detail to show resident-mix on a daily average basis for the prior quarter and year, and (C) an aged accounts receivable report in sufficient detail to show amounts due from each class of resident-mix (such as private, Medicare, Medicaid and V.A.) by the account age classifications of 30 days, 60 days, 90 days, 120 days, and over 120 days;
(29) if applicable, within 15 days after filing or receipt, as the case may be, (A) all cost reports filed with any regulatory or licensing agency (including any cost reports for Medicare or Medicaid) and any amendments thereto, together with all responses, audit reports or inquiries with respect to such cost reports, (B) copies of all licensure and certification survey reports and statements of deficiencies with respect to the Facilities (with correction plans attached thereto), (C) copies of the Medicaid rate calculation worksheet (or equivalent thereof), if any, issued by the applicable Medicaid Agency, (D) copies of all notices (regardless of form) from any and all licensing and/or certifying agencies that the license or applicable reimbursement certification for the Facilities is being downgraded to a substandard category, revoked or suspended or that action is pending or being considered to downgrade to a substandard category, revoke or suspend any Facility's license or certification, and (E) evidence of the payment of any bed taxes or similar taxes;
(30) within ten days after receipt, copies of all licensure and certification surveys, reports and statements of deficiencies with respect to each of the Facilities together with any plans of correction applicable thereto, if any, within the time prescribed by any applicable Legal Requirement;
(31) within 30 days after filing, copies of the 10-Q and 10-K Reports of Lessee filed with the United States Securities and Exchange Commission;
(32) within 45 days after the end of each quarter, a certificate in form acceptable to Lessor that the required Consolidated Coverage Ratio and Facility Coverage Ratios for the quarter then ended has been achieved; and

(33) with reasonable promptness, such other information respecting the financial condition, affairs and properties of Lessee as Lessor may reasonably request from time to time and as is generally prepared by Lessee for its own internal reporting purposes.

                                   INSPECTION
                                   ----------
Lessee shall permit Lessor, any Facility Mortgagee and their authorized representatives to inspect the Leased Property on reasonable advance notice and during usual business hours subject to any security, health, safety or confidentiality requirements of Lessee, the rights of the Residents, the rights of the Tenants, any Insurance Requirements relating to the Leased Property, or any other restrictions imposed by law or applicable regulations. In addition, during each year of the Term after the first anniversary of the Commencement Date, Landlord shall have the right to inspect the Leased Property and all systems contained therein at any reasonable time to determine Tenant's compliance with its obligations under this Lease, including those obligations set forth in Article 7 herein. Tenant shall be responsible for the costs of such annual inspections, which costs shall be equal to the sum of $2,000 per Facility.

                                 QUIET ENJOYMENT
                                 ---------------
So long as Lessee shall pay all Rent as the same becomes due and shall fully comply with all of the terms of this Lease and fully perform its obligations hereunder, Lessee shall peaceably and quietly have, hold and enjoy the Leased Property for the Term hereof, free of any claim or other action by Lessor or anyone claiming by, through or under Lessor, but subject to all liens and encumbrances of record as of the date hereof as shown on Exhibit B attached hereto or hereafter consented to by Lessee. No failure by Lessor to comply with the foregoing covenant shall give Lessee any right to cancel or terminate this Lease, or to fail to pay any other sum payable under this Lease, or to fail to perform any other obligation of Lessee hereunder. Notwithstanding the foregoing, Lessee shall have the right by separate and independent action to pursue any claim or seek any damages it may have against Lessor as a result of a breach by Lessor of the covenant of quiet enjoyment contained in this Article.

                                     NOTICES
                                     -------
Any notices, demands, approvals and other communications provided for herein shall be in writing and shall be delivered by telephonic facsimile, overnight air courier, personal delivery or registered or certified U.S. Mail with return receipt requested, postage paid, to the appropriate party at its address as follows:
If  to  Lessor:
3310  West  End  Avenue,  Suite  700
Nashville,  Tennessee  37203
Attention:  John  M.  Bryant,  Jr.,  Esq.
Telephone:  (615)  269-8175
Telecopy:  (615)  269-8122
With  a  copy  to:
John  A.  Gupton,  III
Baker,  Donelson,  Bearman  &  Caldwell
211  Commerce  Street,  Suite  1000
Nashville,  Tennessee  37201
Telephone:  (615)  726-5600
Telecopy:  (615)  726-7351
If  to  Lessee:
Emeritus  Corporation
3131  Elliott  Avenue,  Suite  500
Seattle,  Washington  98121
Telephone:  206/298-2909
Telecopy:  206/301-4500
Attn:  Raymond  Brandstrom
With  a  copy  to:
The  Nathanson  Group
1520  Fourth  Avenue
Sixth  Floor
Seattle,  Washington  98101
Telephone:  206-623-6239
Telecopy:  206-623-1738
Attn:  Randi  Nathanson

Addresses for notice may be changed from time to time by written notice to all other parties. Any communication given by mail will be effective (i) upon the earlier of (a) three business days following deposit in a post office or other official depository under the care and custody of the United States Postal Service or (b) actual receipt, as indicated by the return receipt; (ii) if given by telephone facsimile, when sent; and (iii) if given by personal delivery or by overnight air courier, when delivered to the appropriate address set forth.

                                    APPRAISAL
                                    ---------
In the event that it becomes necessary to determine the Fair Market Value, Fair Market Value Purchase Price, the Fair Market Added Value, the Minimum Purchase Price or the Fair Market Rental Value of the Leased Property, or any portion thereof, or a Substitute Property for any purpose of this Lease, the party required or permitted to give notice of such required determination shall include in the notice the name of a person selected to act as an appraiser on its behalf. Within ten days after receipt of any such notice, Lessor (or Lessee, as the case may be) shall by notice to Lessee (or Lessor, as the case may be) appoint a second person as an appraiser on its behalf. The appraisers thus appointed (each of whom must be a member of the American Institute of Real Estate Appraisers or any successor organization thereto) shall, within 45 days after the date of the notice appointing the first appraiser, proceed to appraise the Leased Property or the affected portion thereof or the Substitute Property, as the case may be, to determine any of the foregoing values as of the relevant date (giving effect to the impact, if any, of inflation from the date of their decision to the relevant date); provided that if only one appraiser shall have been so appointed, or if two appraisers shall have been so appointed but only one such appraiser shall have made such determination within 50 days after the making of Lessee's or Lessor's request, then the determination of such appraiser shall be final and binding upon the parties. If two appraisers shall have been appointed and shall have made their determinations within the respective requisite periods set forth above and if the difference between the amounts so determined shall not exceed ten percent of the lesser of such amounts, then the Fair Market Value or Fair Market Added Value or the Fair Market Rental Value shall be an amount equal to 50 of the sum of the amounts so determined. If the difference between the amounts so determined shall exceed 10% of the lesser of such amounts, then such two appraisers shall have 20 days to appoint a third appraiser, but if such appraisers fail to do so, then either party may request the American Arbitration Association or any successor organization thereto to appoint an appraiser within 20 days of such request, and both parties shall be bound by any appointment so made within such 20-day period. If no such appraiser shall have been-appointed within such 20 days or within 90 days of the original request for a determination of Fair Market Value or Fair Market Added Value or the Fair Market Rental Value, whichever is earlier, either Lessor or Lessee may apply to any court having jurisdiction to have appointment made by such court. Any appraiser appointed, by the American Arbitration Association or by such court, shall be instructed to determine the Fair Market Value or Fair Market Added Value or the Fair Market Rental Value within 30 days after appointment of such appraiser. The determination of the appraiser which differs most in terms of dollar amount from the determinations of the other two appraisers shall be excluded, and 50% of the sum of the remaining two determinations shall be final and binding upon Lessor and Lessee as the Fair Market Value or Fair Market Added Value or the Fair Market Rental Value for such interest. However, in the event that following the appraisal performed by said third appraiser, the dollar amount of two of such appraisals are higher and lower, respectively, than the dollar amount of the remaining appraisal in equal dollar amounts, the determinations of both the highest and lowest appraisal, respectively, shall be rejected and the determination of the remaining appraisal shall be final and binding upon Lessor and Lessee as the Fair Market Value or Fair Market Added Value or the Fair Market Rental Value for such interest. This provision for determination by appraisal shall be specifically enforceable to the extent such remedy is available under applicable law, and any determination hereunder shall be final and binding upon the parties except as otherwise provided by applicable law. Lessor and Lessee shall each pay the fees and expenses of the appraiser appointed by it and each shall pay one-half of the fees and expenses of the third appraiser and one-half of all other costs and expenses, incurred in connection with each appraisal.

                                 PURCHASE RIGHTS
                                 ---------------
72.1     Right  of First Refusal. During the Term hereof (provided that no Event
         -----------------------
of Default has occurred and is continuing), Lessee shall have a first refusal option to purchase the Leased Property or any portion thereof upon the same terms and conditions as Lessor, or its successors and assigns, shall propose to sell the Leased Property or any portion thereof, or shall have received an offer from a Third Party, as defined herein, to purchase the Leased Property, which Lessor intends to accept (or has accepted subject to Lessee's right of first refusal granted herein). If, during the Term, Lessor receives such an offer or reaches such agreement with a Third Party or proposes to offer the Leased Property or any portion thereof for sale to a Third Party, Lessor shall promptly notify Lessee of the purchase price for the Leased Property or the affected portion thereof and all other material terms and conditions of such agreement or proposed sale together with a copy of such offer, and Lessee shall have 30 days after receipt of such notice from Lessor within which time to exercise Lessee's option to purchase. If Lessee exercises its option, then such purchase shall be consummated within the time set forth in the Third-Party offer and in accordance with the provisions of Article 17 hereof to the extent not inconsistent herewith. If Lessee shall not exercise Lessee's option to purchase within said 30-day period after receipt of said notice from Lessor, Lessor shall be free for a period of 90 days after the expiration of said 30-day period to sell the Leased Property or the affected portion thereof to the Third Party at the price and terms set forth in such offer. Whether or not such sale is consummated, Lessee shall be entitled to exercise its right of first refusal as provided in this Article, as to any subsequent sale of the Leased Property or any portion thereof during the Term of this Lease. Notwithstanding anything to the contrary herein set forth, it is agreed that for purposes of this Section 29.1, a "Third Party" shall be only such Person(s), entities or joint ventures which are Affiliates of Lessor. Without limiting the foregoing, Lessee expressly agrees that the proposed conveyance, sale, lease, assignment or other transfer of any nature whatsoever of the Leased Property, or any portion thereof, in any foreclosure proceeding initiated by any Facility Mortgagee or to any Affiliate of Lessor, including without limitation, any subsidiary or "special purpose entity" established by Lessor at the request of any Facility Mortgagee or proposed Facility Mortgagee, shall not obligate Lessor to serve notice upon Lessee as contemplated hereby or permit Lessee to exercise those first refusal rights granted hereby with respect to the Leased Property, in part or in whole.
73.1     Option  to Purchase. Anytime subsequent to the first anniversary of the
         -------------------
Commencement Date and through the third year of the Initial Term, Lessee shall have the option to purchase some or all of the Facilities in accordance with the terms of this Section 29.2 and the Contract for Sale of Real Estate attached hereto as Exhibit "E" upon written notice to Lessor for a purchase price equal
            -----------
to (i) the Project Amount if purchased in year two of the Initial Term and (ii) the Project Amount plus three percent (3%) if purchased in year three of the Initial Term. Upon Lessee's exercise of its option to purchase, Lessee, or its affiliates, and Lessor will execute the Contract for Sale of Real Estate attached as Exhibit "E". If not sooner exercised, the option to purchase
              ------------
granted hereby will expire and be of no further force and effect upon the expiration of the third year of the Initial Term or the earlier termination of this Lease. As a condition to the exercise of Lessee's purchase option, Lessee shall be required to simultaneously exercise its option to purchase the lesser of (i) four (4) Facilities or (ii) the remaining Facilities then being leased by Lessee; provided, however, nothing herein shall be construed as prohibiting Lessee from concurrently exercising its option to purchase more than four(4) Facilities, up to and including all of the Facilities. The Facilities as to which Lessee concurrently exercises its purchase option under this Section 29.2 shall hereinafter be referred to as the "Option Properties" Except as otherwise provided herein, Lessor shall have the right to approve the Option Properties. Lessor shall have a period of ten (10) days after receipt of Lessee's option exercise notice to object to any of the other Facilities included within the Option Properties and, in the event Lessor so objects, Lessor and Lessee shall have a period of thirty (30) days in which to negotiate in good faith in an effort to agree upon the Option Properties but failing such, Lessee shall have the right, on written notice to Lessor, delivered within ten (10) days after the end of such thirty (30) day period to withdraw its option exercise notice as to the Option Properties. Provided Lessor and Lessee agree upon the Option Properties, the purchase and sale of the Option Properties shall close concurrently. Lessor shall have no right to approve the Option Properties if the same represent all of the Leased Property then subject to the terms of this Lease.
74.1     Third Party Designee.  Lessee shall have the right to designate a third
         --------------------
party to take title to all or any portion of the Leased Property purchased by Lessee pursuant to this Article 29.

                                DEFAULT BY LESSOR
                                -----------------
75.1     Default  by Lessor. Lessor shall be in default of its obligations under
         ------------------
this Lease if Lessor shall fail to observe or perform any term, covenant or condition of this Lease on its part to be performed and such failure shall continue for a period of 30 days after written notice thereof is received by Lessor, unless such failure cannot with due diligence be cured within a period of 30 days, in which case such failure shall not be deemed to continue if Lessor, within said 30-day period, proceeds promptly and with due diligence to cure the failure and diligently completes the curing thereof. The time within which Lessor shall be obligated to cure any such failure shall also be subject to extension of time due to the occurrence of any Unavoidable Delay. In the event Lessor fails to cure any such default, Lessee, without waiving or releasing any obligations hereunder, and in addition to all other remedies available to Lessee hereunder or at law or in equity, may purchase the Leased Property from Lessor for a purchase price equal to the greater of the Fair Market Value Purchase Price or the Minimum Purchase Price of the Leased Property
     minus an amount equal to any damage suffered by Lessee by reason of such default. In the event Lessee elects to purchase the Leased Property, it shall deliver a notice thereof to Lessor specifying a Payment Date occurring no less than 90 days subsequent to the date of such notice on which it shall purchase the Leased Property, and the same shall be thereupon conveyed in accordance with the provisions of Article 17. Any sums owed Lessee by Lessor hereunder shall bear interest at the Overdue Rate from the, date due and payable until the date paid.
76.1     Lessee's  Right  to Cure. Subject to the provisions of Section 30.1, if
         ------------------------
Lessor shall breach any covenant to be performed by it under this Lease, Lessee, after giving notice to and demand upon Lessor in accordance with Section 30.1, without waiving or releasing any obligation of Lessor hereunder, and in addition to all other remedies available to Lessee hereunder and at law or in equity, Lessee may (but shall be under no obligation at any time thereafter to) make such payment or perform such act for the account and at the expense of Lessor. All sums so paid by Lessee and all costs and expenses (including reasonable attorneys' fees) so incurred, together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid or incurred by Lessee, shall be paid by Lessor to Lessee on demand or set off against the Rent. The rights of Lessee hereunder to cure and to secure payment from Lessor in accordance with this Section 30.2 shall survive the termination of this Lease.

                                   ARBITRATION
                                   -----------
77.1     Controversies.  Except  with  respect  to  the  payment of Minimum Rent
         -------------
hereunder, in case any controversy shall arise between the parties hereto as to any of the requirements of this Lease or the performance thereof which controversy the parties shall be unable to settle by agreement or as otherwise provided herein, such controversy shall be determined by arbitration to be initiated and conducted as provided in this Article 31.
78.1     Appointment of Arbitrators. The party or parties requesting arbitration
         --------------------------
shall serve upon the other a written demand therefor specifying the matter to be submitted to arbitration, and nominating an arbitrator who is a member in good standing of the American Arbitration Association ("AAA"). Within 20 days after receipt of such written demand and notification, the other party shall, in writing, nominate a person who is a member in good standing with AAA and the two arbitrators so designated shall, within ten days thereafter, select a third arbitrator who is a person who is a member in good standing with AAA and give immediate written notice of such selection to the parties and shall fix in said notice a time and place for the first meeting of the arbitrators, which meeting shall be held as soon as conveniently possible after the selection of all arbitrators, at which time and place the parties to the controversy may appear and be heard.
79.1     Third  Arbitrator.  In case the notified party or parties shall fail to
         -----------------
make a selection upon notice, as aforesaid, or in case the first two arbitrators selected shall fail to agree upon a third arbitrator within ten days after their selection, then such arbitrator or arbitrators may, upon application made by either of the parties to the controversy, after 20 days' written notice thereof to the other party or parties, have a third arbitrator appointed by any judge of any United States court of record having jurisdiction in the state in which the Leased Property is located or, if such office shall not then exist, by a judge holding an office most nearly corresponding thereto.
80.1     Arbitration  Procedure. Said arbitrators shall give each of the parties
         ----------------------
not less than ten days' written notice of the time and place of each meeting at which the parties or any of them may appear and be heard and after hearing the parties in regard to the matter in dispute and taking such other testimony and making such other examinations and investigations as justice shall require and as the arbitrators may deem necessary, they shall decide the questions submitted to them in accordance with the rules of AAA. The decision of said arbitrators in writing signed by a majority of them shall be final and binding upon the parties to such controversy. In rendering such decisions and award, the arbitrators shall not add to, subtract from or otherwise modify the provisions of this Lease.
81.1     Expenses.  Unless  otherwise  specified  in  the  decision  of  the
         --------
arbitrators,  the  prevailing  party  in  any  arbitration  proceeding  shall be
         --
reimbursed its reasonable out-of-pocket expenses by the non-prevailing party, including travel expenses and reasonable attorneys' fees and expenses, and the non-prevailing party shall pay all other costs of such proceeding.

                        FINANCING OF THE LEASED PROPERTY
                        --------------------------------
Lessor agrees that it will not grant or create any mortgage, deed of trust, lien, encumbrance or other title retention agreement upon the Leased Property to secure any indebtedness of Lessor (an "Encumbrance"), unless each holder of such an Encumbrance agrees (a) to give Lessee the same notice, if any, given to
Lessor of any default or acceleration of any obligation underlying any such Encumbrance or any sale in foreclosure of such Encumbrance, (b) to permit Lessee to appear with its representatives and to bid at any public foreclosure sale with respect to any such Encumbrance, (c) agrees to release the Leased Property from the Encumbrance upon the exercise by Lessee of a right to purchase contained in this Lease and the payment by Lessee of the applicable purchase price, and (d) enters into an agreement with Lessee containing the provisions described in Article 33 of this Lease. Lessee agrees to execute and deliver to Lessor or the holder of an Encumbrance any written agreement required by this Article within ten days of written request thereof by Lessor or such holder of an Encumbrance. Lessee hereby consents to the assignment of and grant of a security interest and lien in this Lease together with the other documents and instruments delivered to Lessor by Lessee pursuant hereto and in connection herewith (collectively, the "Assigned Documents"), including all rights of Lessor in, to and under each Assigned Document, by Lessor to any Facility Mortgagee requesting same. Lessee hereby further agrees to execute a Consent to Assignment in substantially the form attached hereto as Exhibit F. Lessor shall
                                                        ---------
pay any Encumbrance as and when due subject to any right granted Lessor in such Encumbrance to contest any obligation of Lessor or to withhold any payment or sum due under the Encumbrance.

                  SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE
                  ---------------------------------------------
At the request from time to time by one or more holders of an Encumbrance that may hereafter be placed upon the Leased Property or any part thereof, and any and all renewals, replacements, modifications, consolidations, spreaders and extensions thereof, Lessee will subordinate this Lease and all of Lessee's rights and estate hereunder to each such Encumbrance and will attorn to and recognize such holder (or the purchaser at any foreclosure sale or any sale under a power of sale contained in any such Encumbrance or a holder by a deed in lieu of foreclosure, as the case may be) as Lessor under this Lease for the balance of the Term then remaining, subject to all of the terms and provisions of this Lease; provided that each such institutional holder simultaneously with or prior to recording any such Encumbrance executes and delivers a written agreement in recordable form (a) consenting to this Lease and agreeing that, notwithstanding any such other lease, mortgage, deed of trust, right, title or interest, or any default, expiration, termination, foreclosure, sale, entry or other act or omission under, pursuant to or affecting any of the foregoing, Lessee shall not be disturbed in peaceful enjoyment of the Leased Property nor shall this Lease be terminated or canceled at any time, except in the event Lessor shall have the right to terminate this Lease under the terms and provisions expressly set forth herein; (b) agreeing that it will be bound by all the terms of this Lease, perform and observe all of Lessor's obligations set forth herein; and (c) agreeing that all proceeds of the casualty insurance described in Article 13 of this Lease and all Awards described in Article 14 will be made available to Lessor for restoration of the Leased Property as and to the extent required by this Lease, subject only to reasonable regulation regarding the manner of disbursement and application thereof except to the extent the same are actually received by said Facility Mortgagee. Lessee agrees to execute and deliver to Lessor or the holder of an Encumbrance any written agreement required by this Article within ten days of written request thereof by Lessor or such holder of an Encumbrance. From time to time throughout the Term of this Lease, Lessee agrees to execute at the request of Lessor, or any prospective purchaser of the Lessor interests in the Leased Property, or any Facility Mortgagee or proposed Facility Mortgagee a certificate setting forth
(i) the then-remaining Term of the Lease, (ii) the scope of defaults, if any, by Lessor hereunder, (iii) the then-current Rents payable hereunder, (iv) the dates through which Rent has been paid, and (v) such other matters as the requesting party may reasonably set forth. Further, without limiting the foregoing and without the necessity of any additional documentation (unless any Facility Mortgagee may request reaffirmation of the following by separate agreement which Lessee agrees to execute), for the benefit of each Facility Mortgagee, Lessee agrees that, in the event that any such Facility Mortgagee succeeds to the interest of Lessor under the Lease, such Facility Mortgagee shall not be: (A) liable for any act or omission of Lessor or any prior "Lessor" under this Lease; or (B) subject to any defense, set-offs, counter-claims or offsets which Lessee may have against any prior "Lessor" (including Lessor); or (C) bound by any payment of Rent including Additional Charges, which Lessee may have paid for more than one (1) month in advance of the due date hereunder to any prior "Lessor" hereunder (including Lessor); or (D) bound by any obligations to make any payment to Lessee which was required to be paid prior to the time such Facility Mortgagee succeeds to Lessor's interest; or (E) accountable for any monies deposited with any prior Lessor (including security deposits), except to the extent same are actually received by said Facility Mortgagee; or (F) bound by any surrender, termination, amendment, restatement or modification of this Lease occurring or entered into after the date on which such Facility Mortgagee first provided debt secured by the Facility or Facilities made without the consent of said Facility Mortgagee; or (G) otherwise have any liability, duty or obligation whatsoever under this Lease, or under any extension or renewal hereof, either by virtue of any assignment of leases or rents granted by Lessor to said Facility Mortgagee or the subsequent collection of rents thereunder, until said Facility Mortgagee, or its designee or nominee becomes the fee owner of the Leased Property, and then only for such periods which such Facility Mortgagee or its designee or nominee actually owns the Leased Property. Nothing in this Article 33 shall affect the rights of Lessee granted in Section 29.1 of this Lease.

                                 EXTENDED TERMS
                                 --------------
If no Event of Default shall have occurred and be continuing, Lessee is hereby granted the right to extend the Term of this Lease for three additional, consecutive five-year periods (each such period, an "Extended Term") for a maximum possible Term of 25 years, by giving written notice to Lessor of each such extension at least 180 days, but not more than 270 days, prior to the expiration of the then--current Term; subject, however, to the provisions of
Section 13.7 hereof and any other provisions which provide a specific right to renew this Lease after the expiration of the applicable renewal provision. During each Extended Term, all of the terms and conditions of this Lease shall continue in full force and effect, except that the Minimum Rent for and during each of the Extended Terms shall be the greater of (i) the Fair Market Rental Value on the first day of such Extended Term or (ii) the Minimum Rent in effect immediately prior to the first day of such Extended Term. In any event, the Minimum Rent shall continue to be increased throughout the Extended Terms in accordance with the provisions of Section 2.1(b) hereof.

                                  MISCELLANEOUS
                                  -------------
82.1     No  Waiver.  No  failure  by Lessor or Lessee to insist upon the strict
         ----------
performance of any term hereof or to exercise any right, power or remedy consequent upon a breach thereof, and no acceptance of full or partial payment of the Rent during the continuance of any such breach, shall constitute a waiver of any such breach or any such term. To the extent permitted by law, no waiver of any breach shall affect or alter this Lease, which shall continue in full force and effect with respect to any other then existing or subsequent breach.
83.1     Remedies  Cumulative.  To  the  extent  permitted  by  law, each legal,
         --------------------
equitable or contractual right, power and remedy of Lessor or Lessee now or hereafter provided either in this Lease or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power and remedy and the exercise or beginning of the exercise by Lessor or Lessee of any one or more of such rights, powers and remedies shall not preclude the simultaneous or subsequent exercise by Lessor or Lessee of any or all of such other rights, powers and remedies.
84.1     Surrender.  No  surrender  to  Lessor  of  this  Lease or of the Leased
         ---------
Property or any part thereof, or of any interest therein, shall be valid or effective unless agreed to and accepted in writing by Lessor and no act by Lessor or any representative or agent of Lessor, other than such a written acceptance  by  Lessor,  shall  constitute  an acceptance of any such surrender.
85.1     No  Merger  of Title.  There shall be no merger of this Lease or of the
         --------------------
leasehold estate created hereby by reason of the fact that the same person, firm, corporation or other entity may acquire, own or hold, directly or indirectly, (a) this Lease or the leasehold estate created hereby or any interest in this Lease or (b) such leasehold estate and the fee estate in the Leased Property.
86.1     Transfers  by  Lessor.  If  Lessor or any successor owner of the Leased
         ---------------------
Property shall convey the Leased Property in accordance with the terms hereof, other than as security for a debt, the grantee or transferee of the Leased Property shall expressly assume all obligations of Lessor hereunder arising or accruing from and after the date of such conveyance or transfer, and shall be reasonably capable of performing the obligations of Lessor hereunder and Lessor or such successor owner, as the case may be, shall thereupon be released from all future liabilities and obligations of Lessor under this Lease arising or accruing from and after the date of such conveyance or other transfer and all such future liabilities and obligations shall thereupon be binding upon the new owner.
87.1     General.  Anything  contained  in  this  Lease  to  the  contrary
         -------
notwithstanding,  all  claims  against,  and  liabilities  of, Lessee and Lessor
         ----
against the other arising out of or relating to this Lease and arising prior to any date of termination of this Lease shall survive such termination. If any term or provision of this Lease or any application thereof shall be invalid or unenforceable, the remainder of this Lease and any other application of such term or provision shall not be affected thereby. If any late charges provided for in any provision of this Lease are based upon a rate in excess of the maximum rate permitted by applicable law, the parties agree that such charges shall be fixed at the maximum permissible rate. Neither this Lease nor any provision hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by Lessor and Lessee. All the terms and provisions of this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The headings in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. This Lease shall be governed by and construed in accordance with the laws of the state where the Land is located, but not including its conflict of laws rules. This Lease may be executed in one or more counterparts, each of which shall be an original but, when taken together, shall constitute but one document.
88.1     Memorandum  of  Lease.  Lessor  and  Lessee  shall,  promptly  upon the
         ---------------------
request of either, enter into a short form memorandum of this Lease in form suitable for recording under the laws of the state in which the Leased Property is located in which reference to this Lease, and all options contained herein, shall be made.
89.1     Transfer  of  Licenses.  Upon  the expiration or earlier termination of
         ----------------------
the Term, Lessee shall take all action necessary or appropriate to effect (or useful in effecting) the transfer, to the extent permitted by any Legal Requirement, to Lessor or Lessor's nominee of all licenses, operating permits and other governmental authorizations and all service contracts to the extent permitted by the terms thereof which may be necessary or useful in the operation of the Facility and which relate exclusively to the Facility which have not previously been transferred or assigned to Lessor.
90.1     Prior  Existing Property Conditions.  In no event shall Lessee have any
         -----------------------------------
obligation for Hazardous Materials located in, under or upon any Facility prior to the Commencement Date or discovered after the Commencement Date if such Hazardous Materials were created by the acts or omissions of Lessor or Balanced Care Corporation, or its or their affiliates, and not otherwise exacerbated by the acts, omissions or negligence of Lessee once such Hazardous Materials are known to Lessee.
91.1     Capital  Improvements  Term  Loan.  Provided  no  Event  of Default has
         ---------------------------------
occurred or is continuing, upon written request of Lessee, Lessor shall loan to Lessee up to $600,000.00 to be evidenced by a term note with interest at ten percent (10%) payable in equal consecutive monthly installments of interest only with a balloon payment of the outstanding principal and all accrued but unpaid interest and other charges on the first day of the last month of the Initial Term of this Lease or upon the purchase by Lessee of all (or the last, as applicable) of the Facilities. Notwithstanding anything herein to the contrary, the loan may be prepaid on a pro rata basis (based on the ratio of the number of Facilities being purchased by Lessee to the total number of Facilities then being leased by Lessee) if Lessee purchased some, but not all, of the Facilities then being leased by Lessee. There shall be no prepayment premium charged at payoff. The proceeds of the loan shall be used by Lessee solely for Lessee's working capital purposes and for capital and other improvements to the Facilities. Lessee may borrow all or any portion of the $600,000.00 as it chooses but in no event shall Lessor be obligated to loan more than the aggregate sum of $600,000.00. The loan shall be secured by a leasehold mortgage upon the interests of Lessee in the Facilities. The form of the term note is attached hereto as Exhibit "F".
                      ------------
92.1     Facility  Repairs  and  Capital  Improvements.  Provided  no  Event  of
         ----------------------------------------------
Default has occurred or is continuing, upon written request of Lessee, Lessor shall reimburse Lessee for up to $500,000.00 for Facility repairs and capital improvements in accordance with Schedule 1 attached hereto and made a part hereof including $50,000 for the purchase of vans. Lessor's reimbursement shall be conditioned upon the following requirements: (i) Lessee shall submit to Lessor paid invoices for all work and materials completed and incorporated into the Facilities and such other documentation to substantiate such work and materials as Lessor shall require in its reasonable opinion, (ii) a release of mechanics and materialmen's liens for all work and materials completed and incorporated into the Facilities; (iii) a certificate executed by a duly authorized officer of Lessee certifying that (a) all invoices, documents and releases submitted to Lessor are complete, true and accurate, (b) all sums as invoiced have been paid by Lessee, (c) all work has been performed per the invoices, (d) all materials as invoiced have been incorporated into the Facilities, (e) to the best of Lessee's knowledge all work and materials are in compliance with all Legal Requirements, (f) to the best of Lessee's knowledge all work has been performed in a workmanlike manner and (g) Lessee has not permitted any liens to be filed against the Leased Property with respect to such work which have not been released or bonded off, and (iv) from and after the reimbursement by Lessor of each invoice, the Minimum Rent shall be increased by the amount paid by Lessor times ten (10%) percent. Lessor shall provide Lessee thirty (30) days prior written notice of adjustments to Minimum Rent as required in this Section 35.11.

                                GLOSSARY OF TERMS
                                -----------------
For purposes of this Lease, except as otherwise expressly provided or unless the context otherwise requires, (a) the terms defined in this Article 36 have the meanings assigned to them in this Article 36 and include the plural as well as the singular, (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as at the time applicable, (c) all references in this Lease to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Lease, and (d) the words
"herein", "hereof" and "hereunder" and other words of similar import refer to this Lease as a whole and not to any particular Article, Section or other subdivision, (e) the word "including" shall mean "including without limitation," and (f) all consents required of Lessor hereunder shall be in Lessor's sole and absolute discretion, unless otherwise specifically set forth herein. For purposes of this Lease, the following terms shall have the meanings indicated:
"AAA"  means  the  American  Arbitration  Association.
"Additional Charges" has the meaning set forth in Section 2.3 hereof together with all other items specifically included as "Additional Charges" in this Lease.
"Adjustment Date" has the meaning set forth in Section 2.1(b) hereof. "Affiliate", when used with respect to Lessee, means any Person directly or indirectly controlling, controlled by or under direct or indirect common control with Lessee. For the purposes of this definition, "control", as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities, partnership interests or other equity interests. Specifically excluded from the term Affiliate is any entity in which Dan Baty has an interest as an officer, director, shareholder, member, partner, beneficiary or employee.
"Applicable  Period"  has  the  meaning  set  forth  in  Section  7.3.
"Assigned Documents" has the meaning set forth in Article 32 hereof. "Award" means all compensation, sums or anything of value awarded, paid or received on a total or partial Condemnation.
"Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which national banks in the City of Nashville, Tennessee are closed.
"Capital Additions" means one or more new buildings or one or more additional structures annexed to any portion of any of the Leased Improvements, which are constructed on any parcel or portion of the Land including any additions thereto during the Term, including the construction of a new wing or new story, or the rebuilding of the existing Leased Improvements or any portion thereof not normal, ordinary or recurring to maintain the Leased Property, excluding, however, any construction governed by the provisions of Article 13. "Capital Addition Cost" means the cost of any Capital Additions proposed to be made by Lessee whether paid for by Lessee or Lessor. Such cost shall include and be limited to (a) the cost of construction of the Capital Additions, including site preparation and improvement, materials, labor, supervision and certain related design, engineering and architectural services and the cost of any fixtures, construction financing and miscellaneous items approved in writing by Lessor, (b) if agreed to by Lessor in writing in advance, the cost of any land contiguous to the Leased Property purchased for the purpose of placing thereon the Capital Additions or any portion thereof or for providing means of access thereto, or parking facilities therefor, including the cost of surveying the same, (c) the cost of insurance, real estate taxes, water and sewage charges and other carrying charges for such Capital Additions during construction, (d) the cost of title insurance, (e) reasonable fees and expenses of legal counsel and accountants, (f) filing, registration and recording taxes and fees, (g) documentary stamp taxes, if any, (h) environmental assessments and boundary surveys and (i) all reasonable costs and expenses of Lessor and any Lending Institution which has committed to finance the Capital Additions, including, (A) the reasonable fees and expenses of their respective legal counsel, (B) all printing expenses, (C) the amount of any filing, registration and recording taxes and fees, (D) documentary stamp taxes, if any, (E) title insurance charges, appraisal fees, if any, (F) rating agency fees, if any, and (G) commitment fees, if any, charged by any Lending Institution advancing or offering to advance any portion of the financing for such Capital Additions.
"Capital Replacement Account" has the meaning set forth in Section 2.1(c). "Cash Adjustment" has the meaning set forth in Section 20.1(d). "Charge" has the meaning set forth in Article 11 hereof.
"Code" means the Internal Revenue Code of 1986, as amended. "Commencement Date" has the meaning set forth in Article 1. "Condemnation" means the transfer of all or any part of the Leased Property as a result of (i) the exercise of any governmental power, whether by legal proceedings or otherwise, by a Condemnor or (ii) a voluntary sale or transfer by Lessor to any Condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending.
"Condemnor" means any public or quasi-public authority, or private corporation or individual, having the power of Condemnation.
"Consolidated Financial Statements" means for any fiscal year or other accounting period for Lessee and its respective consolidated Affiliates, audited statements of earnings and retained earnings and of changes in financial position for such period and for the period from the beginning of the respective fiscal year of Lessee to the end of such period and the related balance sheet as at the end of such period, together with the notes thereto, all in reasonable detail and setting forth in comparative form the corresponding figures for the corresponding period in the preceding fiscal year of Lessee, and prepared in accordance with generally accepted accounting principles consistently applied, except as noted.
"Consumer Price Index" or "CPI" means the Consumer Price Index for All Urban Consumers for the U. S. City Average for all Items (1982-1984=100) as published by the United States Department of Labor, Bureau of Labor Statistics. If the manner in which the Consumer Price Index is determined by the Bureau of Labor Statistics shall be substantially revised (including a change in the base index year), an adjustment shall be made by Lessor in such revised index which would produce results equivalent, as nearly as possible, to those which would have been obtained if the Consumer Price Index had not been so revised. If the Consumer Price Index shall become unavailable to the public because publication is discontinued or otherwise, or if equivalent data is not readily available to enable Lessor to make the adjustment referred to in the preceding sentence,
Lessor will substitute therefor a comparable index based upon changes in the cost of living or purchasing power of the consumer dollar published by any other governmental agency, or if no such index shall be available, then a comparable index published by a major bank or other financial institution or by a university or a recognized financial publication.
"Coverage  Ratio"  has  the  meaning  set  forth  in  Section  7.3
"Credit Enhancements" means all cash collateral, security deposits, security interests, letters of credit, pledges, prepaid rent or other sums, deposits or interests held by Lessee, if any, to secure obligations with respect to the Leased Property, the Resident Agreements, the Residents, the Tenant Leases or the Tenants.
"Current Yield" means as of any date the annual Minimum Rent, as adjusted from time-to-time pursuant to the terms of this Lease, divided by the sum of (i) the Project Amount plus (ii) all Capital Additions Costs paid for or financed by Lessor which have not been repaid by Lessee.
"Date of Taking" means the date the Condemnor has the right to possession of the property being condemned.
"EBITDARM"  has  the  meaning  set  forth  in  Section  7.3.
"Encumbrance"  has  the  meaning  set  forth  in  Article  32.
"Event of Default" has the meaning set forth in Section 15.1. "Extended Term" has the meaning set forth in Article 34.
"Facility"  has  the  meaning  set  forth  in  Article  1.
"Facility  Coverage  Ratio"  has  the  meaning  set  forth  in  Section  7.3.
"Facility Mortgage" has the meaning set forth in Section 12.1. "Facility Mortgagee" has the meaning set forth in Section 12.1.
"Fair Market Added Value" means the Fair Market Value (as hereinafter defined) of the Leased Property (including all Capital Additions) less the Fair Market Value of the Leased Property determined as if no Capital Additions paid for by Lessee without financing by Lessor had been constructed.
"Fair Market Rental Value" means the fair market rental value of the Leased Property or any Substitute Property, (a) assuming the same is unencumbered by this Lease, (b) determined in accordance with the appraisal procedures set forth in Article 28 or in such other manner as shall be mutually acceptable to Lessor and Lessee, and (c) not taking into account any reduction in value resulting from an indebtedness to which the Leased Property or Substitute Property may be subject.
"Fair Market Value" means the fair market value of the Leased Property or any Substitute Property, including all Capital Additions, (a) assuming the same is unencumbered by this Lease, (b) determined in accordance with the appraisal procedures set forth in Article 28 or in such other manner as shall be mutually acceptable to Lessor and Lessee, and (c) not taking into account any reduction in value resulting from any indebtedness to which the Leased Property or such Substitute Property is subject or which encumbrance Lessee or Lessor is otherwise required to remove pursuant to any provision of this Lease or agrees to remove at or prior to the closing of the transaction as to which such Fair Market Value determination is being made. The positive or negative effect on the value of the Leased Property or Substitute Property attributable to the interest rate, amortization schedule, maturity date, prepayment penalty and other terms and conditions of any Encumbrance on the Leased Property or any Substitute Property, as the case may be, which is not so required or agreed to be removed shall be taken into account in determining such Fair Market Value. "Fair Market Value Purchase Price" means the Fair Market Value less the Fair Market Added Value.
"Fiscal Year" means the 12-month period from January 1 to December 31. "Fixtures" has the meaning set forth in Article 1.
"Full  Replacement  Cost"  has  the  meaning  set  forth  in  Section  12.2.
"Gross Revenues" shall mean all revenues received or receivable from or by reason of the operation of the Facilities including, without limitation, all resident revenues received or receivable for the use of or otherwise by reason of all rooms, beds and other facilities provided, services performed, space or facilities subleased or goods sold on the Leased Property, including without limitation and except as provided below, any consideration received under any subletting, licensing or other arrangements with any person or entity relating to the possession or use of any portion of the Leased Property and all revenues from all ancillary services provided by Lessee; provided, however, that Gross Revenues shall not include non-operating revenues such as interest income or gain from the sale of assets not sold in the ordinary course of business; and provided, further, that there shall be deducted from such revenues: (i) contractual allowances (relating to any period during the Term of this Lease) for billings not paid by or received from the appropriate governmental authority or third party payor; (ii) allowances according to GAAP for uncollectible accounts; (iii) all proper resident billing credits and adjustments according to GAAP relating to health care accounting: and (iv) federal, state or local excise taxes and any tax based upon or measured by said Gross Revenues which is added to or made a part of the amount billed to the resident or other recipient of such services or goods, whether included in the billing or stated separately; and, provided, further, that Gross Revenues shall include, as to residents or third party payors who receive discounts or as to residents who receive free care as a condition to Lessee's participation in any federal, state or local governmental program, only the revenues actually received or receivable from such residents. To the extent that all or any portion of the Leased Property is subleased by Lessee, Gross Revenues of such sublessee with respect to the affected portion of the Leased Property but excluding the rent received or receivable by Lessee from or under such sublease.
"Hazardous Materials" means any substance, including asbestos or any substance containing asbestos, the group of organic compounds known as polychlorinated biphenyls, flammable explosives, radioactive materials, medical waste, chemicals, pollutants, effluents, contaminants, emissions or any other related materials and items included in the definition of hazardous or toxic wastes, materials or substances under any Hazardous Materials Law.
"Hazardous Materials Law" means any law, regulation or ordinance relating to environmental conditions, medical waste and industrial hygiene, including the Resource Conservation and Recovery Act of 1976 ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Hazardous Materials Transportation Act, the Federal Water Pollution Control Act, the Clean Air Act, the Clean Water Act, the Toxic Substances Control Act, the Safe Drinking Water Act, the Atomic Energy Act and all similar federal, state and local environmental statutes and ordinances, whether heretofore or hereafter enacted or effective and all regulations, orders, or decrees heretofore or hereafter promulgated thereunder.
"Impositions" means, collectively, all taxes relating to the Leased Property, including all ad valorem, sales and use, gross receipts, action, privilege, rent (with respect to the Resident Agreements and the Tenant Leases) or similar taxes, assessments (including all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the Term), water, sewer or other rents and charges, excises, tax levies, fees (including license, permit, inspection, authorization and similar fees), and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Leased Property and/or the Rent (including all interest and penalties thereon due to any failure in payment by Lessee), which at any time during or in respect of the Term hereof may be assessed or imposed on or in respect of or be a lien upon (a) Lessor or Lessor's interest in the Leased Property, (b) the Rent, the Leased Property or any part thereof or any rent therefrom or any estate, right, title or interest therein, or (c) any occupancy, operation, use or possession of, sales from, or activity conducted on, or in connection with, the Leased Property, the Resident Agreements or the Tenant Leases or use of the Leased Property or any part thereof; provided that nothing contained in this Lease shall be construed to require Lessee to pay (1) any tax based on net income (whether denominated as a franchise or capital stock or other tax) imposed on Lessor, (2) any transfer or net revenue tax of Lessor, (3) any tax imposed with respect to the sale, exchange or other disposition by Lessor of any portion of the Leased Property or the proceeds thereof, (4) any principal or interest on any Encumbrance on the Leased Property, or (5) any judgment lien against Lessor which does not relate to or arise out of any amount or obligation that Lessee is required to pay or perform pursuant to the terms of this Lease, except to the extent that any tax, assessment, tax levy or charge which Lessee is obligated to pay pursuant to this definition and which is in effect at any time during the Term hereof is totally or partially repealed, and a tax, assessment, tax levy or charge set forth in clause (1), (2) or (3) is levied, assessed or imposed expressly in lieu thereof. "Initial Term" has the meaning set forth in Article 1.
"Insurance Requirements" means all terms of any insurance policy required by this Lease and all requirements of the issuer of any such policy.
"Land"  has  the  meaning  set  forth  in  Article  1.
"Lease"  means  this  Lease.
"Lease  Amendment"  has  the  meaning  set  forth  in  Section  9.3(b)(iv).
"Lease Assignment" means that certain Assignment of Rents and Leases, substantially in the form attached hereto as Exhibit D, to be dated on or about the date hereof executed by Lessee to the Lessor, pursuant to the terms of which Lessee assigns to the Lessor each of the Tenant Leases and the Credit Enhancements, as security for the obligations of Lessee under this Lease, and any other obligations of Lessee, or any Affiliate of Lessee to Lessor.
"Leased  Improvements"  and  "Leased  Property"  have  the meanings set forth in
Article  1.
"Legal Requirements" means all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting the Leased Property or the construction, use or alteration thereof, whether now or hereafter enacted and in force, including any which may (a) require repairs, modifications or alterations of or to the Leased Property, or (b) in any way adversely affect the use and enjoyment thereof, and all permits, licenses, authorizations and regulations relating thereto, and all covenants, agreements, actions and encumbrances contained in any instruments, either of record or known to Lessee (other than encumbrances created by Lessor without the consent of Lessee), at any time in force affecting the Leased Property.
"Lending Institution" means any insurance company, federally insured commercial or savings bank, national banking association, savings and loan association, employees' welfare, pension or retirement fund or system, corporate profit-sharing or pension plan, college or university, or real estate investment company including any corporation qualified to be treated for federal tax purposes as a real estate investment trust having a net worth of at least $50,000,000.
"Lessee" means EMERITUS CORPORATION, a Washington corporation, its successors and assigns.
"Lessor" means the parties identified in the opening paragraph of this Lease, and their successors and assigns.
"Minimum  Rent"  has  the  meaning  set  forth  in Section 2.1(a) and as to each
Facility  means  the  amount  set  forth  on  Schedule  G.
"Minimum Purchase Price" means the greater of (i) the Fair Market Value of the Leased Property at the time of purchase hereunder by Lessee and (ii) the Project Amount (and in the case of a substitution pursuant to Article 20, as adjusted pursuant to Section 20.1(f)) as such amount is increased at the rate of three percent compounded annually for each year (to be prorated for partial years) between the Commencement Date and the date of repurchase by Lessee, plus the sum of all Capital Addition Costs relating to the Leased Property paid for or financed by Lessor which as of the date of repurchase of the Leased Property have not been repaid by Lessee, less the net amount (after deduction of all reasonable legal fees and other costs and expenses, including expert witness fees, incurred by Lessor in connection with obtaining any such award or proceeds) of all Awards received by Lessor from Condemnation of the Leased
Property and all insurance proceeds received by Lessor from any damage or destruction of the Leased Property.
"Net Income" means Gross Revenues less all expenses including but not limited to operating expenses, depreciation, amortization, rent, goodwill, property taxes, income taxes, insurance, and all other actual or accrued expenses computed in accordance with generally accepted accounting principles (other than resident move in fees which are not accounted for in accordance with GAAP) consistently applied plus non-operating revenues such as interest income or gain from the sale of assets not sold in the ordinary course of business.
"Officer's Certificate" means a certificate of Lessee signed by the Chairman of the Board of Directors, the President, any Vice President or another officer authorized to so sign by the Board of Directors or By-Laws of Lessee, or any other person whose power and authority to act has been authorized by delegation in writing by any of the persons holding the foregoing offices. "Ordinary Course of Business" means the ordinary course of business for Lessee consistent with past custom and practice (including quantity and frequency). "Overdue Rate" means as of any date, a rate per annum equal to the Prime Rate as of such date, plus two percent,
"Payment Date" means any due date for the payment of the installments of Minimum Rent under this Lease.
"Permitted Exceptions" has the meaning set forth in Article 1 hereof. "Permitted Liens" means (i) the Permitted Exceptions, (ii) pledges or deposits made to secure payments of worker's compensation insurance (or to participate in any fund in connection with worker's compensation insurance), unemployment insurance, pensions or social security programs, (iii) liens imposed by mandatory provisions of law such as for materialmen, mechanics, warehousemen and other like liens arising in the Ordinary Course of Business, securing indebtedness whose payment is not yet due and payable, (iv) liens for taxes, assessments and governmental charges or levies if the same are not yet due and payable or if the same are being contested in good faith and as to which adequate cash reserves have been provided, (v) liens arising from good faith deposits in connection with leases, real estate bids or contracts (other than contracts involving the borrowing of money), pledges or deposits to secure public or statutory obligations and deposits to secure (or in lieu of) surety, stay, appeal or custom bonds and deposits to secure the payment of taxes, assessments, duties or other similar charges, (vi) liens to secure purchase money indebtedness, so long as the indebtedness incurred to purchase the new asset is secured only by such asset, or (vii) encumbrances consisting of zoning restrictions, easements or other restrictions on the use of real property; provided that such items do not impair the use of such property for the purposes intended, none of which is violated by existing or proposed structures or land use.
"Person" means a natural person, corporation, partnership, trust, association, limited liability company or other entity.
"Personal  Property"  means  all  machinery,  equipment, furniture, furnishings, computers, signage, trade fixtures or other personal property and consumable inventory and supplies used in the operation of the Leased Property for its Primary Intended Use, together with all replacements and substitutions therefor. "Primary Intended, Use" has the meaning set forth in Section 6.2(a). "Prime Rate" means the annual rate reported by The Wall Street Journal, Eastern Edition (or, if The Wall Street Journal shall no longer be published or shall cease to report such rates, then a publication or journal generally acceptable in the financial industry as authoritative evidence of prevailing commercial lending rates) from time to time as being the prevailing prime rate (or, if more than one such rate shall be published in any given edition, the arithmetic mean of such rates). The prime rate is an index rate used by The Wall Street Journal to report prevailing lending rates and may not necessarily be its most favorable lending rate available. Any change in the Prime Rate hereunder shall take effect on the effective date of such change in the prime rate as reported by The Wall Street Journal, without notice to Lessee or any other action by Lessor. Interest shall be computed on the basis that each year contains 360 days, by multiplying the principal amount by the per annum rate set forth above, dividing the product so obtained by 360, and multiplying the quotient thereof by the actual number of days elapsed.
"Project  Amount" means Lessor's investment in each Facility as shown on Exhibit
                                                                         -------
G attached hereto, as may be increased by Capital Additions which are financed by Lessor, by reimbursements pursuant to Section 35.11 of this Lease or otherwise pursuant to Article 16 of this Lease.
"Related  Leases"  has  the  meaning  set  forth  in  Section  15.1(a).
"Rent" means, collectively, the Minimum Rent, Additional Charges and the Impositions.
"Request"  has  the  meaning  set  forth  in  Section  9.3(a).
"Substitution Date" has the meaning set forth in Section 20.1. "Substitute Properties" has the meaning set forth in Section 20.1. "Taking" means a taking or voluntary conveyance during the Term hereof of all or part of the Leased Property, or any interest therein or right accruing thereto or use thereof, as the result of, or in settlement of any Condemnation or other eminent domain proceeding affecting the Leased Property whether or not the same shall have actually been commenced.
"Tenant" means the lessees or tenants under the Tenant Leases, if any. "Tenant Leases" means all leases, subleases and other rental agreements and resident agreements with assisted living residents and guaranties thereof (written or verbal, now or hereafter in effect) that grant a possessory interest in and to occupy and enjoy all or any portion of the Property (save and except any and all leases, subleases or other agreements pursuant to which Assignor is granted a possessory interest in the Land, Credit Enhancements, Engineering Documents and Warranties), together with all the rights, power and authority of Lessee to execute, deliver, perform, enforce, alter, modify or supplement the terms of such leases and agreements or to surrender, cancel or terminate such leases and agreements without the prior written consent of Lessor and Assignee, and together with any and all guarantees of any of the tenant's obligations under any of such leases. Any of the Tenant Leases are hereinafter referred to individually as a "Tenant Lease" and collectively as the "Tenant Leases". "Term" means the Initial Term and any Extended Term as to which Lessee has exercised its options to extend contained in Article 34 hereof unless earlier terminated pursuant to the provisions hereof.
"Unavoidable Delays" means delays due to strikes, lockouts, inability to procure materials after the exercise of reasonable efforts, power failure, acts of God, governmental restrictions, enemy action, civil commotion, fire, unavoidable casualty or other causes beyond the control of the party responsible for performing an obligation hereunder, provided that lack of funds shall not be deemed a cause beyond the control of either party hereto unless such lack of funds is caused by the failure of the other party hereto to perform any obligations of such other party under this Lease.
"Unsuitable for Its Primary Intended Use" as used anywhere in this Lease, shall mean that, by reason of damage or destruction, or a partial Taking, (i) the affected Facility is required to be demolished pursuant to any Legal Requirement, (ii) Lessee is unable within 12 months to obtain any governmental approval pursuant to any Legal Requirement, or (iii) in the good faith judgment of Lessee, reasonably exercised, the Facility cannot be profitably operated for its Primary Intended Use, taking into account, among other relevant factors, the number of usable units and number and diversity of the Residents and the Tenants affected by such damage or destruction or partial Taking.
[COUNTERPART  SIGNATURE  PAGES  FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Lease to be executed and their respective corporate seals to be hereunto affixed and attested by their respective officers thereunto duly authorized as of the date first written above.

LESSOR:
HR  ACQUISITION  I  CORPORATION

By:
Its:

------
IN WITNESS WHEREOF, the parties have caused this Lease to be executed and their respective corporate seals to be hereunto affixed and attested by their respective officers thereunto duly authorized as of the date first written above.

LESSOR:
CAPSTONE  CAPITAL  OF  PENNSYLVANIA,  INC.

By:
Its:

IN WITNESS WHEREOF, the parties have caused this Lease to be executed and their respective corporate seals to be hereunto affixed and attested by their respective officers thereunto duly authorized as of the date first written above.

LESSOR:
HRT  HOLDINGS,  INC.

By:
Its:

IN WITNESS WHEREOF, the parties have caused this Lease to be executed and their respective corporate seals to be hereunto affixed and attested by their respective officers thereunto duly authorized as of the date first written above.

LESSEE:
EMERITUS  CORPORATION

By:
Its:

                                    EXHIBIT A
                              PROPERTY DESCRIPTIONS
                                  DANVILLE, VA
                                LEGAL DESCRIPTION
                                -----------------
All that certain tract or parcel of land, together with improvements thereon and appurtenances thereunto belonging, situate in the City of Danville, Virginia, described as follows:
     BEGINNING at an existing iron at the intersection of Lot 1-B, Section "K" Wedgewood and Briarcliff Lane; thence with the right-of-way of Briarcliff Lane along an arc subtended by a chord having a bearing of N 38 19' 22" W and a distance of 224.87 feet; thence continuing along Briarcliff Lane, N 56 01' 10" W 63.78 feet to an iron; thence along an arc subtended by a chord having a bearing of N 16 08' 10" W and a distance of 25.65 feet to an iron at the intersection of Briarcliff Lane with Hermitage Drive; thence with the right-of-way of Hermitage Drive, N 23 44' 50" E 438.93 feet to an iron; thence continuing with Hermitage Drive along an arc subtended by a chord having a bearing of N 37 51' 47" E and a distance of 432.90 feet to an iron; thence along an arc subtended by a chord having a bearing of N 81 47' 39" E and a distance of 19.89 feet to a point at the intersection of Hermitage Drive with River Oak Drive; thence with the right-of-way of River Oak Drive along an arc subtended by a chord having a bearing of S 39 36' 34" E and a distance of
479.45  feet  to a point; thence continuing with River Oak Drive S 10  49' 40" E
29.68 feet to an iron at the intersection of River Oak Drive and property of now or formerly Danville School Board; thence leaving River Oak Drive along the dividing line with now or formerly Danville School Board, S 36 08' 05" W 627.79 feet to an iron, common with property of now or formerly Danville School Board and Lot 1-B Section "K" Wedgewood; thence along said property with Lot 1-B Section "K" Wedgewood, S 69 10' 00" W 218.00 feet to the beginning; and being Parcel H, containing 9.863 acres, as shown on ALTA/ACSM Title Survey for BCC at Danville, Inc., a Delaware corporation, dated March 5, 1997, revised June 19, 1997 by Dewberry & Davis, recorded in the Clerk's Office of the Circuit Court of the City of Danville, Virginia as Instrument No. 97-3866, to which map specific reference is here made for a more particular description of the property herein conveyed.

                                   ROANOKE, VA
                                LEGAL DESCRIPTION
                                -----------------
     BEGINNING at Corner #1, an iron pin set, said corner located on the northerly right-of-way of U.S. Route 221 (Brambleton Avenue, SW), said point also being the southwesterly corner of Lot 2, J. Patton Webb Subdivision (Plat Book 19, Page 185); thence leaving Lot 2, and with the right-of-way of U.S. Route 221, for the following three courses: S 58 00' 00" W, 43.39 feet to Corner #2, an existing iron pin; thence N 77 00' 00" W, 35.36 feet to Corner #3, an existing iron pin; thence S 58 00' 00" W, 50.00 feet to Corner #4, an existing iron pin; said point being the southeasterly corner of Gerhard and Janine O. Sigrist; thence leaving U.S. Route 221 and with Sigrist, N 32 00' 00" W, 141.30 feet to Corner #5, an existing iron pin; thence S 58 00' 00" W, with Sigrist for approximately 200.00 feet, in all 375.00 feet to Corner #6, an "X" mark on curb, said point located on the northerly boundary of Tri-State Clinic, Inc. (D.B. 1276, Pg. 355); said corner also located on the easterly property line of M. T. Holding Company (D.B. 1238, Pg. 1119); thence leaving Tri-State Clinic, Inc. and with M. T. Holding Company, N 32 00' 00" W, for approximately 125 feet passing the southeasterly corner of Brambleton Storage (D.B. 1307, Pg.
62), in all 275.00 feet to Corner #7, an existing iron pin; said point in the northeasterly corner on Brambleton Storage and said corner located on the southerly boundary of Stump Brothers Contracting, (Oakcliff Common Area); thence leaving Brambleton Storage and with Stump Brothers Contracting (Oakcliff Common
Area) for the following two courses: N 58 00' 00" E, 40.00 feet to Corner #8, an existing iron pin; thence N 32 00' 00" W, 151.86 feet to Corner #9, an existing iron pin; said point located on the southerly boundary of Block 5, Section #2, Berwick Heights (P.B. 3, Pg. 136); thence leaving Stump Brothers Contracting (Oakcliff Common Area) and with the southerly boundary of Berwick Heights, N 85 32' 13" E, 219.07 feet to Corner #10, an existing concrete monument; said point being the southwesterly corner of Section #1, Map of H. S. Turner (P. B. 2, Pg. 119); thence leaving Berwick Heights and with the southerly boundary of Map of H. S. Turner, N 85 22' 30" E, 291.81 feet to Corner #11, an iron pin set; said point being the northwesterly corner of Lot 2, Resubdivision of property of J. Patton Webb (P.B. 19, Pg. 185); thence leaving H. S. Turner and with the westerly boundary of Lot 2, S 32 00' 00" E 357.70 feet to Corner
#1,  the  place  of  BEGINNING  and  containing  3.884  acres,  more  or  less.

                                GREENSBORO, N.C.
                                LEGAL DESCRIPTION
                                -----------------
BEGINNING AT A EXISTING IRON PIPE; SAID PIPE BEING THE SOUTHWESTERN CORNER OF LOT 2 OF THE HOUSTON NELSON FARM SUBDIVISION RECORDED THE OFFICE OF THE REGISTER OF DEEDS OF GUILFORD COUNTY IN PLAT BOOK 5 PAGE 330; SAID PIPE BEING N 59 39' 44" E 2534.53' FROM A PRELIMINARY NGS MONUMENT "DENTIST"; THENCE ALONG THE WESTERN LINE OF LOTS 2, 3, & 4 OF THE SAID PLAT N 01 06' 31" W 418.73' TO AN EXISTING IRON PIPE; THENCE WITH THE NORTHERN LINE OF LOT 4 OF SAID PLAT S 86 48' 03" E 367.99' TO A NEW IRON PIPE; SAID IRON BEING ON THE WESTERN LINE OF A 70' RIGHT-OF-WAY ON LAWNDALE DRIVE AS DESCRIBED IN DEED BOOK 3161 PAGE 483 RECORDED AT SAID REGISTRY; THENCE WITH SAID RIGHT-OF-WAY S 11 03' 18" E 385.80' TO A NEW IRON PIPE; SAID PIPE BEING AT THE INTERSECTION OF THE SOUTHERN LINE OF LOT 2 OF SAID PLAT AND SAID 70' RIGHT-OF-WAY; THENCE WITH THE SOUTHERN LINE OF LOT 2 OF SAID PLAT S 87 25' 38" W 433.73' TO THE POINT OF BEGINNING; CONTAINING
3.663 AC. MORE OR LESS DESCRIBED AS THE "BALANCED CARE ONE" SURVEY PERFORMED BY ALLEY, WILLIAMS, CARMEN & KING, INC. DATED 8/27/96.

                                   RAVENNA, OH
                                LEGAL DESCRIPTION
                                -----------------
Situated in the State of Ohio, County of Portage, Township and City of Ravenna, being part of Lot 15 and Lot 16, South Division in said Township and City and bounded and described as follows:
Beginning at a " iron rod found in a monument box at the intersection of the centerlines of North Avenue and C.H. 324, Chestnut Street;
Thence N 13 deg. 39' 45" W along the centerline of C.H. 324 a distance of 445.16 feet to a point at the northwesterly corner of land now or formerly owned by Ronald A. & Donna M. Rush (Vol. 1029, Pg. 487);
Thence continuing N 13 deg. 39' 45" W along the centerline of said C.H. 324 a distance of 156.66 feet to a point which marks the true place of beginning for the following described parcel of land;
Thence continuing N 13 deg. 39' 45" W along the centerline of said C.H. 324 a distance of 80.00 feet to a point;
Thence N 76 deg. 27' 37" E a distance of 137.84 feet to a " iron rod found; Thence deflecting to the right of the arc of a circular curve having a radius of
375.31 feet, a chord of 94.21 feet a chord bearing N 83 deg. 40' 12" E, distance of 94.46 feet to a 5/8" iron rod set;
Thence S 89 deg. 07' 11" E a distance of 62.30 feet to a " iron rod found in the westerly line of Lot 16, South Division;
Thence  N 01 deg. 25' 25" E along the westerly line of said Lot 16 a distance of
437.16  feet  to  a  "  iron  rod  found  in  a southerly line of the Maplegrove
Cemetery;
Thence S 89 deg. 07' 11" E a distance of 213.84 feet to a " iron pipe found in an easterly line of said Maplegrove Cemetery;
Thence N 02 deg. 02' 39" E a distance of 85.26 feet to a " iron pipe found in a southerly line of said Maplegrove Cemetery;
Thence S 87 deg. 51' 43" E along said southerly line of the Maplegrove Cemetery a distance of 335.45 feet to a 5/8" iron rod set;
Thence S 01 deg. 25' 25" W a distance of 299.18 feet to a 5/8" iron rod set; Thence deflecting to the left on the arc of a circular curve having a radius of
630.00 feet, a chord of 189.43 feet and a chord bearing S 68 deg. 31' 37" W, a distance of 190.15 feet to a 5/8" iron rod set;
Thence S 59 deg. 52' 49" W a distance of 191.53 feet to a 5/8" iron rod set; Thence deflecting to the right on the arcs of a circular curve having a radius of 316.13 feet, a chord of 168.96 feet and a chord bearing S 75 deg. 22' 49" W, a distance of 171.04 feet to a 5/8"' iron rod set;
Thence  S  00  deg.  52'  49" W a distance of 60.00 feet to a 5/8" iron rod set;
Thence N 89 deg. 07' 11" W a distance of 29.90 feet to a 5/8" iron rod set; Thence deflecting to the left on the arc of a circular curve having a radius of
332.00 feet, a chord of 83.34 feet and a chord bearing S 83 deg. 40' 13" W (crossing the line between Lot 16 and Lot 15) a distance of 83.56 feet to a 5/8" iron rod set;
Thence S 76 deg. 27' 37" W a distance of 213.38 feet to the true place of beginning, containing 5.565 acres of land, more or less, of which 0.494 acres, more or less, are in Lot 15 and 5.071 acres, more or less, are in Lot 16 as surveyed March of 1997 by Terrance G. Gurson P.S. No. 6562, for William R. Gray Associates, Inc., Professional Engineers and Surveyors.
Excepting therefrom the portion of dedicated right-of-way known as being Chestnut Hill Drive (50) as recorded in Portage County Record of Plats, Volume 91, Page 2 and Volume 91, Page 11.

                                 BLOOMSBURG, PA
                                LEGAL DESCRIPTION
                                -----------------
     All that certain piece or parcel of land situate in the Township of Scott, County of Columbia and Commonwealth of Pennsylvania, bounded and described as follows:
     Beginning at a PK nail (set); said point being the westerly bounds of PA State Route 1001 (Shaffer Road) and being the southeasterly corner of Master Lube, Inc. (D.B. 595, P. 943); thence from said point of Beginning S 24 31' 03" E 139.65' along said westerly bounds to a point; thence southwesterly 45.25' along a curve with a radius of 25.00' (chord: S 27 19' 21" W 39.32') to a point in the northerly bounds of a 60' wide private right-of-way; thence S 79 10' 20" W 248.18' along said bounds to an iron pin (found) in the line of land of Larry and Susan Krum (D.B. 423, P. 188); thence along said Krum passing through an iron pin (found) at 352.98', N 12 59' 15" W 359.74' and N 79 10' 12" E 46.65'
to a point, said point being the northwesterly corner of said Master Lube, Inc.; thence along said Master Lube, Inc. the following 3 courses and distances:
     1) S 24 31' 33" E 148.30' passing through an iron pin (found) at 10.0' to an iron pin (found);
     2)     S  10  50'  00"  E  48.80'  to  an  iron  pin  (found);
     3)     N  79  10'  20"  E  171.20'  to  the  point  or place of Beginning.
Containing  1.288  acres  of  land  more  or  less.
                                HARRISONBURG, VA
                                LEGAL DESCRIPTION
                                -----------------
All that certain lot or parcel of land containing 3.267 acres, more or less, situate on the western side of Deyerle Avenue, in the City of Harrisonburg, Virginia, being more particularly, described and designated as Lot 1 on that certain subdivision plat entitled "FINAL PLAT BLUE STONE HILLS SUBDIVISION,
SECTION 7" made by Michael W. Mars, L. C., and dated February 10, 1997, which plat is recorded in the Office of the Circuit Court of Rockingham County, Virginia, in Deed Book 1493, page 453.
BEING the same property conveyed unto Capstone Capital of Virginia, Inc., from ALCO I, L.L.C. by deed dated June 15, 1998, and recorded in Deed Book 1597, page 282, in the aforesaid Clerk's Office.

                                 HARRISBURG, PA
                                LEGAL DESCRIPTION
                                -----------------
     ALL THAT CERTAIN tract of land situate in Susquehanna Township, Dauphin County, Pennsylvania described in accordance with a survey by Alpha Consulting Engineers, Inc., dated March 18, 1997 as follows:
     BEGINNING at an iron pin at lands now on or formerly of Felix T. and Dorothy C. Kitlinski, lands now or formerly of The Charrington Group and the subject tract; thence from said point of BEGINNING the following seven courses and distances:
1) North 83 degrees 01 minutes 49 seconds East a distance of 442.26 feet to a point; thence
2)     South 08 degrees 40 minutes 23 seconds West a distance of 172.50     feet
to  an  iron  pipe;       thence
3) South 81 degrees 21 minutes 37 seconds East a distance of 206.19 feet to a point; thence
4)     along  the  non-tangent  curve to the left, with a radius of 1472.69 feet
and  an  arc  length  of     82.47  feet  to  a  point;  thence
5)     South  08 degrees 44 minutes 48 seconds West a distance of 65.70     feet
to  a  railroad       spike;  thence
6) South 78 degrees 13 minutes 05 seconds West a distance of 639.71 feet to a point; thence
7)     North  02  degrees  07 minutes 52 seconds East a distance of 426.07 to an
iron  pin,  said     point  being  the  point  of  BEGINNING.
     SAID  lot  containing  209,937.35  square  feet  or  4.8195  acres.

                                   HAMPDEN, PA
                                LEGAL DESCRIPTION
                                -----------------
     ALL THAT CERTAIN tract of land situate in the Township Hampden, County of Cumberland, and Commonwealth of Pennsylvania, more particularly bounded and described as follows, to wit:
     BEGINNING at a point on the southern line of Grandon Way at the corner of Lot No. 169 of Phase I of Grandon Farms; thence by Lots 169, 168, 167 and 166 of Phase I South 34 degrees 21 minutes 40 seconds East a distance of 297.25 feet to an iron pin; thence by Lots Nos. 166, 165 and 164, South 21 degrees 22 minutes 00 seconds East a distance of 199.77 feet to an iron pin at other lands of the Grantors; thence by same North 68 degrees 38 minutes 00 seconds East a distance of 344.07 feet to an iron pin; thence by same North 38 degrees 22 minutes 51 seconds East a distance of 257.95 feet to an iron pin in the center of a PP&L right of way; thence through the PP&L right of way and by other lands of the Grantors, North 27 degrees 25 minutes 44 seconds West a distance of 90.31 feet to an iron pin; thence by other lands of Grantors, North 71 degrees 27 minutes 32 seconds West a distance of 372.31 feet to an iron pin; thence by same North
34 degrees 21 minutes 40 seconds West a distance of 106.15 feet to a concrete monument on the southern side of Grandon Way; thence by the southern line of Grandon Way, South 55 degrees 38 minutes 20 seconds West a distance of 323.00 feet to a concrete monument, the point of BEGINNING.
     CONTAINING  5.48  acres.
     BEING Lot No. 1 of a Preliminary/Final Subdivision and Land Development Plan for Outlook Pointe at Creekview, Hampden Township, Cumberland County, Pennsylvania, prepared by H. Edward Black & Associates, and recorded in Cumberland County Plan Book _____________, Page __________.

                                    EXHIBIT B
                          LIST OF PERMITTED EXCEPTIONS
THE  AFOREMENTIONED  PROPERTY  IS  CONVEYED  SUBJECT  TO  THE  FOLLOWING:
LIST  FROM  TITLE  COMMITMENTS

                                    EXHIBIT C
                     ALLOCATION OF MINIMUM RENT BY FACILITY
          EMERITUS
     LICENSED     MINIMUM     COMMENCEMENT
FACILITY     BEDS     RENT     DATE
Harrisburg     51     $376,614     May  1,  2003
----------     --     --------     -------------
Creekview     102     $665,054     May  1,  2003
Bloomsburg     46     $333,374     May  1,  2003
Harrisonburg     51     $481,474     May  1,  2003
Roanoke     58     $475,935     May  1,  2003
Danville     60     $386,679     May  1,  2003
Ravenna     53     $362,622     May  1,  2003
Greensboro     50     $368,248     May  1,  2003
TOTALS     471     $3,450,000

                                    EXHIBIT D
                         ASSIGNMENT OF RENTS AND LEASES

STATE  OF                    )
KNOW  ALL  MEN  BY  THESE  PRESENTS:
COUNTY  OF                    )
THIS  ASSIGNMENT  OF  RENTS AND LEASES (this "Assignment") is entered into as of
the           day  of                 ,  200_,  by  and  between  EMERITUS
                       -
CORPORATION, a Washington corporation ("Assignor"), whose address for notice hereunder is 3131 Elliott Avenue, Suite 500, Seattle, Washington 98121, and HR Acquisition I Corporation, a Maryland corporation, Capstone Capital of Pennsylvania, Inc., a Pennsylvania corporation, and Capstone Capital of Virginia, Inc., an Alabama corporation (collectively, "Assignee"), whose address for notice hereunder is 3310 West End Avenue, Suite 700, Nashville, Tennessee 37203.
                                   WITNESSETH
                                     ARTICLE
                                   DEFINITIONS
As used herein, the following capitalized terms used herein shall have the following meanings:
"Credit Enhancements" means all security deposits, security interests, letters of credit, pledges, prepaid rent or other sums, deposits or interests, if any, held by Lessee with respect to the Property, the Tenant Leases or the tenants under the Tenant Leases.
"Engineering Documents" means all site plans, surveys, soil and substrata studies, architectural drawings, plans and specifications, engineering plans and studies, floor plans, landscape plans, and other plans and studies that relate to the Land, the Improvements or the Fixtures and are in Lessee's possession or control.
"Fixtures" means all permanently affixed equipment, machinery, fixtures, and other items of real and/or personal property, including all components thereof, now and hereafter located in, on or used in connection with, and permanently affixed to or incorporated into the Improvements, including, without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, and built-in vacuum, cable transmission, oxygen and similar systems, all of which, to the greatest extent permitted by law, are hereby deemed by the parties hereto to constitute real estate, together with all replacements, modifications, alterations and additions thereto, but specifically excluding any of Tenant's trade fixtures or other fixtures that a Tenant is permitted to remove pursuant to the applicable Tenant Lease.
"Improvements" means all buildings, improvements, structures and Fixtures now or on the Commencement Date located on the Land, including, without limitation, landscaping, parking lots and structures, roads, drainage and all above ground and underground utility structures, equipment systems and other so-called "infrastructure" improvements.
"Land" means the real property more particularly described on Exhibit A attached hereto and made a part hereof, together with all covenants, licenses, privileges and benefits thereto belonging, and any easements, rights-of-way, rights of ingress or egress or other interests of Lessee in, on, or to any land, highway, street, road or avenue, open or proposed, in, on, across, in front of, abutting or adjoining such real property including, without limitation, any strips and gores adjacent to or lying between such real property and any adjacent real property.
"Lease" means that certain lease agreement of even date herewith between Assignee and Assignor.
"License" has the meaning set forth in Section 3.1 hereof. "Obligations" means any and all of the indebtedness, liabilities, and other obligations made or undertaken by Assignor to Assignee as set forth in the Security Documents (hereinafter defined), the Lease and any lease, sublease or other form of conveyance or any other agreement pursuant to which Assignor is granted a possessory interest in the Property.
"Obligation Documents" means any and all agreements, assignments and instruments (including any renewals, extensions, modifications or amendments thereof) evidencing, securing or pertaining to the Lease.
"Property" means, collectively, the Improvements, the Credit Enhancements, the Engineering Documents and the Warranties.
"Rents" means the immediate, absolute and continuing right to collect and receive all of the rents, income, receipts, revenues, proceeds, security and other types of deposits, issues and profits now due or which may become due or to which Assignor may now or shall hereafter (whether upon any applicable redemption period or otherwise) become entitled or may demand or claim, arising or issuing from or out of the Tenant Leases, or from or out of the Property or any part thereof (subject only to the limited license granted herein by Assignee to Lessee to so collect and receive the Rents), including, without limiting the generality of the foregoing, minimum rents, additional rents, parking maintenance charges or fees, tax and insurance contributions, proceeds of sale of electricity, gas, chilled and heated water and other utilities and services, deficiency rents and liquidated damages following default, premiums payable by any tenant upon the exercise of a cancellation privilege provided for in a Tenant Lease and all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by destruction or damage to the Property.
"Security Documents" means this Assignment, and any and all other documents now or hereafter executed by Assignor, or any other person or party, to evidence or secure the payment or performance and discharge of the Obligations, including, without limitation, the Lease.
"Tenant Leases" means all leases, subleases and other rental agreements and resident agreements with assisted living residents and guaranties thereof (written or verbal, now or hereafter in effect) that grant a possessory interest in and to occupy and enjoy all or any portion of the Property (save and except any and all leases, subleases or other agreements pursuant to which Assignor is granted a possessory interest in the Land, Credit Enhancements, Engineering Documents and Warranties), together with all the rights, power and authority of Lessee to execute, deliver, perform, enforce, alter, modify or supplement the terms of such leases and agreements or to surrender, cancel or terminate such leases and agreements without the prior written consent of Lessor and Assignee, and together with any and all guarantees of any of the tenant's obligations under any of such leases. Any of the Tenant Leases are hereinafter referred to individually as a "Tenant Lease" and collectively as the "Tenant Leases".
"Warranties" means all transferable warranties, representations and guaranties with respect to the Property, whether express or implied, which Lessee now holds or under which Lessee is the beneficiary, including, without limitation, all of the representations, warranties and guaranties given and/or assigned to Lessee under the Tenant Leases.
                                    ARTICLE 2
                                   ASSIGNMENT
Assignor, in consideration of the sum of $10.00, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby grant, sell, convey, assign, transfer, set over and deliver the Tenant Leases and the Rents unto the Assignee, to have and to hold the Tenant Leases and the Rents unto Assignee, and Assignor does hereby bind itself, its successors and assigns to warrant and defend the title to the Tenant Leases and the Rents unto Assignee against every person whomsoever lawfully claiming or to claim the name or any part thereof, by, through or under Lessee but not otherwise.
                                    ARTICLE 3
                          LIMITED LICENSE, CONTINUATION
                          AND TERMINATION OF AGREEMENT
     3.1     Limited  License.  Lessee  shall  have  the  right  under a limited
             ----------------
license (the "License") which may be revoked by Assignee pursuant to the terms of Section 7.1, to collect upon, but not prior to accrual, all of the Rents and Lessee shall receive the Rents and hold the same, as well as the right and license to receive the Rents, as a trust fund to be applied, and Lessee hereby covenants to apply the Rents, to the payment, satisfaction and discharge of the Obligations then due, including specifically, but without limitation, to the payment of taxes and assessments upon the Property before payment of penalty or interest are due thereon, to the cost of such insurance then due, maintenance and repairs as may be required by the terms of the Security Documents and in satisfaction of all obligations of Assignor under the Tenant Leases then due; all prior to the application by Assignor of the Rents for any other purposes. The License shall also include the right of Assignor to execute, deliver, perform, enforce, alter, modify, change or supplement the terms of the Tenant Leases and to surrender, cancel or terminate such Tenant Leases without the prior written consent of Assignee except for any of the Tenant Leases executed, modified or supplemented after the date hereof whose term (including any possible extensions on the part of the applicable Tenant) extends beyond the Term of the Lease. Thereafter, so long as there exists no Event of Default hereunder or under any of the Security Documents, Assignor may use the Rents in any manner not inconsistent with the Security Documents. Upon the sale and conveyance by Assignee or its successors or assigns of the title to the Property, all right, title, interest and power granted under the License granted herein shall be automatically continued subject to the terms and conditions of the Lease and any of the other Security Documents.
     3.2     Continuation  and  Termination  of Assignment.  Upon final payment,
             ---------------------------------------------
performance and discharge in full of the Obligations, this Assignment shall become and be void and of no force or effect. Written demand by Assignor or Assignee delivered to any Tenant for payment of the Rents by reason of the occurrence of any Event of Default claimed by Assignor or Assignee, and the then existence thereof, shall be sufficient evidence of each such Tenant's obligation and authority to make all future payments of the Rents to Assignor or Assignee, as the case may be, without the necessity for further consent by Assignor.
                                    ARTICLE4
                         WARRANTIES AND REPRESENTATIONS
Assignor hereby unconditionally warrants and represents to Assignee with respect to the Tenant Leases, if any, in effect as of the date hereof, as follows:
     4.1     Ownership  of  Tenant Leases and the Rents. Subject to the terms of
             ------------------------------------------
the Lease, Assignor has good title to the Tenant Leases not previously transferred or assigned to Assignee and the Rents and has all requisite right, power and authority to assign such Tenant Leases and the Rents to Assignee, and no other person, firm or corporation has any right, title or interest therein.
     4.2     No  Default.  Assignor  has  duly and punctually performed, all and
             -----------
singular, the terms, covenants, conditions and warranties of the Tenant Leases on Assignor's part to be kept, observed and performed; and, to the best of Assignor's knowledge, the Tenants thereunder are not in material default of any of the terms or provisions of the respective Tenant Leases.
     4.3     No  Modification  of  the  Tenant  Leases  or  Anticipation  or
             ---------------------------------------------------------------
Hypothecation  of the Rents.  The Tenant Leases are valid and unmodified, except
           ----------------
as indicated herein, and remain in full force and effect; Assignor has not previously sold. assigned, transferred, or pledged the Tenant Leases or the Rents, or any part thereof, whether now due or hereafter to become due; the Rents now due, or to become due, for any periods subsequent to the date hereof have not been collected and that payment thereof has not been anticipated, waived or released, discounted, set off or otherwise discharged or compromised; and Assignor has not received any funds or deposits from any Tenant for which credit has not already been made on account of the accrued Rents.
                                    ARTICLE 5
                              AFFIRMATIVE COVENANTS
Assignor  hereby  unconditionally covenants and agrees with Assignee as follows:
     5.1     Performance.  Assignor  shall  observe, perform and discharge, duly
             -----------
and punctually, all and singular, the obligations, terms, covenants, conditions and warranties of the Tenant Leases to be observed, performed or discharged by landlord thereunder; and Assignor shall promptly deliver to Assignee any notices received with respect to the Tenant Leases alleging any failure on the part of the Assignor to observe, perform and discharge the same.
     5.2     Notification to Tenants. Upon written request by Assignee, Assignor
             -----------------------
shall notify and direct, in writing, such and every present or future Tenant that any Credit Enhancement delivered to Assignor by such Tenant shall be retained by Assignor but assigned to Assignee.
     5.3     Enforcement.  Assignor  shall  enforce  or  secure  in  the name of
             ------------
Assignor the performance of each and every obligation, term, covenant, condition and agreement in the Tenant Leases by any Tenant to be performed, and Assignor shall appear in and defend any action or proceeding arising under, occurring out of or in any manner connected with the Tenant Leases or the obligations, duties or liabilities of Assignor and any Tenant thereunder, and upon request by Assignee, Assignor will do so in the name and on behalf of Assignee, but at the expense of Assignor, and Assignor shall pay all costs and expenses of Assignee, including reasonable attorneys' fees and disbursements, in any action or proceeding in which Assignee may appear.
     5.4     Anticipation  or  Hypothecation  of  the  Rents.  Assignor  hereby
             -----------------------------------------------
covenants and agrees (a) upon and after an Event of Default hereunder or under any of the Security Documents and while the same shall continue, to give to Assignee duplicate notice of each default by each Tenant and copies of any and all notices and communications received from any Tenant promptly upon delivery or receipt thereof; (b) to comply with the terms and provisions of each Tenant Lease; (c) not to assign, transfer, pledge, mortgage or otherwise encumber any Tenant Lease; (d) not to assign, transfer, pledge, mortgage or otherwise encumber any Rents; (e) not to collect, accept from any Tenant, or permit any Tenant to pay any Rents for more than one month in advance (whether in cash or by evidence of indebtedness) excepting, however, the collection of security deposits; (f) except in the ordinary course of business and in accordance with past practice and custom, not to waive, excuse, condone, discount, set-off, compromise or in any manner release or discharge any Tenant of and from any obligations, covenants, conditions or agreements to be kept, observed or performed by such Tenant, under and in accordance with the terms of the respective Tenant Lease; and (g) not to enter into any Tenant Lease or amend, modify, extend or renew any Tenant Lease for a time period extending beyond the term of the Lease, without prior written approval of Assignee, which approval shall not be unreasonably withheld.
     5.5     Delivery  of  the  Tenant Leases; Further Acts and Assurance. Until
             ------------------------------------------------------------
the Obligations secured hereby have been paid in full, performed and discharged, Assignor shall enter into only leases of the Property in a form approved in writing by Assignee and shall upon the written request of Assignee deliver executed copies of all existing and all other and future Tenant Leases when executed upon all or any part of the Property and will transfer and assign such other and future Tenant Leases upon the same terms and conditions as herein contained, and Assignor hereby covenants and agrees to make, execute and deliver to Assignee, upon demand and at any time or times, any and all assignments and other documents and instruments which Assignee may deem advisable to carry out the true purpose and intent of this Assignment .
                                    ARTICLE 6
                                EVENTS OF DEFAULT
The  term  "Event  of  Default",  as  used  herein, shall mean the occurrence or happening,  at  any  time  and  from  time  to  time,  of any one or more of the following:
     6.1     Performance  of  Obligations.  If  Assignor  shall  fail, refuse or
             ----------------------------
neglect to perform and discharge fully and timely any of its obligations hereunder and such failure is not cured by Assignor within a period of 30 days after receipt by Lessee of written notice thereof from Assignee, unless such failure cannot with due diligence be cured within a period of 30 days, in which case such failure shall not be deemed to continue if Assignor proceeds promptly and with due diligence to cure the failure and diligently completes the curing thereof (as soon as reasonably possible).
     6.2     Security  Documents.  The  occurrence of any Event of Default under
             -------------------
and  as  defined  in  the  Lease  or  any  other  of  the  Security  Documents.
                                    ARTICLE 7
                                    REMEDIES
     7.1     Remedies.  Upon  or  any  time after the occurrence, and during the
             --------
continuance thereof, of an Event of Default hereunder, Assignee, at its option, shall have the complete right, power and authority hereunder, then or thereafter until the Event of Default is cured, to exercise and enforce any or all of the following rights and remedies set out in this Article 7:
          (a) To terminate the License and then and thereafter without taking possession of the Property, to the extent permitted by law, in Assignor's own name, to demand, collect, receive, sue for, attach and levy the Rents and give proper receipts, releases and acquittances therefor, and after deducting all necessary and proper costs and expenses of operation and collection, as determined by Assignee, including reasonable attorneys' fees, and apply the net proceeds thereof, together with any funds of Assignor deposited with Assignee, in reduction or repayment of the Obligations in such order of priority as Assignee may, in its sole discretion, determine in accordance with applicable law;
          (b) To declare the Lease in default and, at its option, exercise all of the rights and remedies contained in the Lease or any other of the Security Documents;
          (c) Without regard to the adequacy of the security, with or without any action or proceeding through any person or by any agent, or by a receiver to be appointed by a court of competent jurisdiction, and irrespective of Assignor's possession, then or thereafter to enter upon, take possession of, manage and operate the Property or any part thereof; make, modify, enforce, cancel or accept surrender of a Tenant Lease now in effect or hereafter in effect on the Property or any part thereof; remove and evict any Tenant that is in default of the applicable Tenant Lease; increase or decrease the Rents under a Tenant Lease; decorate, clean and repair, and otherwise do any act or incur any cost or expense which Assignee may deem reasonably necessary to protect the status and value of the Property as fully and to the same extent as Assignor could do if in possession thereof; and in such event, to apply the Rents so collected to the operation and management of the Property, but in such order or priority as Assignee shall deem proper, and including the payment of reasonable management, brokerage and attorneys' fees and disbursements, and payment of the Obligations and to the establishment and maintenance, without interest, of a reserve for replacements; and
          (d)     Any  other  remedy available to Assignee at law or in equity.
     7.2     Exculpation  of  Assignee.  The  acceptance  by  Assignee  of  this
             -------------------------
Assignment, with all of the rights, powers, privileges and authority created hereby, shall not, prior to entry upon and taking possession of the Property by Assignee, nor thereafter or at any time or in any event obligate Assignee to take any action hereunder or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under a Tenant Lease or to assume any obligation or responsibility for any security deposits or other deposits delivered to Lessee by a Tenant and not assigned and delivered to Assignee, nor shall Assignee be liable in any way for any injury or damage to persons or property sustained by any person, firm or corporation in or about the Property not attributable to the negligence or fault of Assignee, its agents or affiliates.
     7.3     No  Waiver  or  Election  of  Remedies.
             --------------------------------------
          (a)     Waiver.  Neither  the collection of the Rents and application
                   ------
as provided for in this Assignment nor the entry upon and taking possession of the Property by Assignee shall be deemed to cure or waive any Event of Default or waive, modify or affect any notice of default under any Security Document or invalidate any act done pursuant to any such notice. If Assignee shall thereafter elect to discontinue the exercise of any such right or remedy hereunder, such right or remedy may be reasserted at any time and from time to time following any subsequent Event of Default.
          (b)     Election  of  Remedies. The failure of Assignee to assert any
                   ----------------------
of the terms, covenants or conditions of this Assignment for any period of time or at any time or times shall not be construed or deemed to be a waiver of any such right, and nothing herein contained nor anything done or omitted to be done by Assignee pursuant to this Assignment shall be deemed to be an election of remedies or a waiver by Assignee of any of its rights and remedies under any other Security Document or under the law. The right of the Assignee to collect and enforce the payment and performance of the Obligations and to enforce any security therefor may be exercised by the Assignee either prior to or simultaneously with or subsequent to any action taken hereunder.
     7.4     Appointment  of Attorney-in-Fact. Upon and following the occurrence
             --------------------------------
of an Event of Default remaining uncured, Assignor hereby constitutes and appoints Assignee the true and lawful attorney-in-fact, coupled with an interest, of Assignor and in the name, place and stead of Assignor to demand, sue for, attach, levy, recover and receive any premium or penalty payable upon the exercise by a Tenant under a Tenant Lease of a privilege of cancellation originally provided in such Tenant Lease and to give proper receipts, releases and acquittances therefor and, after deducting expenses of collection, to apply the net proceeds as a credit upon any portion of the Obligations selected by Assignee, notwithstanding the fact that such portion of the Obligations may not then be due and payable or that such portion of the Obligations is otherwise adequately secured; and Lessee does hereby authorize and direct any such Tenant to deliver such payment to Assignee in accordance with this Assignment, and Assignor hereby ratifies and confirms that Assignee, as attorney-in-fact, shall do or cause to be done by virtue of the powers granted hereby. Under the circumstances referred to in this Section 7.4, the foregoing appointment is irrevocable and continuing, and such rights, powers and privileges shall be exclusive in Assignee, its successors and assigns, so long as any part of the Obligations secured hereby remain unpaid and undischarged.
                                    ARTICLE 8
                                  MISCELLANEOUS
     8.1     Performance  at  Assignor's  Expense.  The  cost  and  expense  of
             ------------------------------------
performing or complying with any and all of the Obligations shall be borne solely by Assignor, and no portion of such cost and expense shall be, in any way and to any extent credited against any installment on or portion of the Obligations.
     8.2     Survival  of  Obligations.  Each  and  all of the Obligations shall
             -------------------------
survive the execution and delivery of the Security Documents and the consummation of the transaction called for therein, and shall continue in full force and effect until the Obligations shall have been paid and performed in full.
     8.3     Further  Assurances.  Assignor,  upon the request of Assignee, will
             -------------------
execute, acknowledge, deliver and record and/or file such further instruments and do such further acts as may be necessary, desirable or proper to carry out more effectively the purpose of the Security Documents and to subject to the liens and security interests thereof any property intended by the terms thereof to be covered thereby, including specifically, but without limitation, any renewals, substitutions, replacements, modifications or amendments to the Tenant Leases.
     8.4     Recording  and  Filing.  Assignor will cause the Security Documents
             -----------------------
and all amendments and supplements thereto and substitutions therefor to be recorded, filed, re-recorded and refiled in such manner and in such places as Assignee shall reasonably request, and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.
     8.5     Notices.  Any  notices, demands, approvals and other communications
             -------
provided for in this Assignment shall be in writing and shall be delivered by telephonic facsimile, overnight air courier, personal delivery or registered or certified U.S. Mail with return receipt requested, postage paid, to the appropriate party at its address as follows:
If  to  Assignee:
3310  West  End  Avenue,  Suite  700
Nashville,  Tennessee  37203
Attention:  John  M.  Bryant,  Jr.,  Esq.
Telephone:  615-269-8175
Telecopy:    615-269-8122
With  a  copy  to:
John  A.  Gupton,  II
Baker,  Donelson,  Bearman  &  Caldwell
211  Commerce  Street,  Suite  1000
Nashville,  Tennessee  37201
Telephone:  615-726-7351
Telecopy:    615-744-7351
If  to  Assignor:
Emeritus  Corporation
3131  Elliott  Avenue,  Suite  500
Seattle,  Washington  98121
Telephone:  206/298-2909
Telecopy:  206/301-4500
Attn:  Raymond  Brandstrom
With  a  copy  to:
The  Nathanson  Group  PLLC
1520  Fourth  Avenue,  Sixth  Floor
Seattle,  Washington  98101
Telephone:  206-623-6239
Telecopy:  206-623-1738
Attn:  Randi  Nathanson

Addresses for notice may be changed from time to time by written notice to all other parties. Any communication given by mail will be effective upon the earlier of (i) actual receipt or refusal of receipt, as indicated by the return receipt; (ii) if given by telephone facsimile, when sent and confirmed; and
(iii) if given by personal delivery or by overnight air courier, when delivered to the appropriate address set forth.
     8.6     Successors and Assigns.  All of the terms of the Security Documents
             ----------------------
shall apply to, be binding upon and inure to the benefit of the parties hereto, their successors, assigns, heirs and legal representatives, and all other persons claiming by, through or under them.
     8.7     No Waiver; Severability.  Any failure by Assignee to insist, or any
             -----------------------
election by Assignee not to insist, upon strict performance by Assignor of any of the terms, provisions or conditions of the Security Documents shall not be deemed to be a waiver of same or any other terms, provisions or conditions thereof, and Assignee shall have the right at any time or times thereafter to insist upon strict performance by Assignor of any and all such terms, provisions and conditions. The Security Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable legal requirements. If any provision of any of the Security Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, then neither the remainder of the instrument in which such provision to other persons or circumstances nor the other instruments referred to herein shall be affected thereby, but rather, shall  be  enforced  to  the  greatest  extent  permitted  by  law.
8.8     Entire  Agreement  and Modification. This Assignment contains the entire
        -----------------------------------
agreement between the parties relating to the subject matter hereof, and all prior agreements relative thereto which are not contained herein are terminated. This Assignment may not be amended, revised, waived, discharged, released or terminated orally, but only by a written instrument or instruments executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.
     8.9     Counterparts.  This  Assignment  may  be  executed in any number of
             ------------
counterparts, each of which shall be an original, but all of which together shall constitute but one instrument.
     8.10     Applicable  Law.  The  Security Documents shall be governed by and
              ---------------
construed according to the laws of the State of Tennessee from time to time in effect except to the extent preempted by United States federal law. It is expressly stipulated and agreed to be the intent of Lessee and Assignee at all times to comply with applicable law now or hereafter governing any interest payable under the Lease, including any notes evidencing the Obligations or any part thereof. If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any amount called for under any of the Security Documents, or if Assignee exercise of the opinion to accelerate the maturity of the Obligations or if any prepayment by Assignor results in Assignor having paid any interest in excess of that permitted by law, then it is Assignor's and Assignee's express intent that all excess amounts therefore collected by Assignee be credited on the principal balance of he Obligations (or, if the Obligations have been paid in full, refunded to Assignor, and the provisions of the Security Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder). All sums paid or agreed to be paid to Assignee for the use, forbearance or detention of the Obligations shall to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the Obligations until payment in full so that the rate or amount of interest on account of such obligations does not exceed the usury ceiling from time to time in effect and applicable to the Obligations so long as debt is outstanding thereunder.
     8.11     Headings.  The Article, Paragraph and Subparagraph headings hereof
              --------
are inserted for convenience of reference only and shall in no way alter, modify or define, or be used in construing, the text of such Articles, Paragraphs or Subparagraphs.
     [COUNTERPART  SIGNATURE  PAGES  FOLLOW]

This Lease EXECUTED as of the date first above written, to be effective as of the date first above written.
ASSIGNOR:
EMERITUS  CORPORATION

        By:/s/  Raymond R. Brandstrom
        Raymond R. Brandstrom
Its:    Chief Financial Officer
STATE  OF               )
                    :
_______________COUNTY     )
I, the undersigned authority, a Notary Public in and for said County in said State, hereby certify that ________________________, whose name as _______________________, of Emeritus Corporation, a Washington corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he/she, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.
GIVEN  under  my  hand  and  seal,  this  __  day  of  ____________,  2003.
[  NOTARIAL  SEAL  ]
Notary  Public
My  Commission  Expires

------
This Lease EXECUTED as of the date first above written, to be effective as of the date first above written.

ASSIGNEE:
HR  ACQUISITION  I  CORPORATION

By:     /s/  John M. Bryant, Jr.
        John M. Bryant, Jr.
Its:    VP/Assistant General Counsel

STATE  OF               )
                    :
                COUNTY)
I,  the  undersigned  authority,  a Notary Public in and for said county in said
state,  hereby  certify that                    , whose name as               of
HR Acquisition I Corporation, a Maryland corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the said instrument, he, as such officer and with frill authority, executed the same voluntarily for and as the act of said corporation.
GIVEN  under  my  hand  and  seal,  this  ____  day  of  __________,  2003.
[  NOTARIAL  SEAL  ]
Notary  Public
My  Commission  Expires

------
This Lease EXECUTED as of the date first above written, to be effective as of the date first above written.

ASSIGNEE:
CAPSTONE  CAPITAL  OR  PENNSYLVANIA,  INC.

By:     /s/  John M. Bryant, Jr.
        John M. Bryant, Jr.
Its:    VP/Assistant General Counsel
STATE  OF               )
                    :
                COUNTY)
I,  the  undersigned  authority,  a Notary Public in and for said county in said
state,  hereby  certify that                    , whose name as               of
Capstone Capital of Pennsylvania, Inc., a Pennsylvania corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the said instrument, he, as such officer and with frill authority, executed the same voluntarily for and as the act of said corporation.
GIVEN  under  my  hand  and  seal,  this  ____  day  of  __________,  2003.
[  NOTARIAL  SEAL  ]
Notary  Public
My  Commission  Expires

This Lease EXECUTED as of the date first above written, to be effective as of the date first above written.

ASSIGNEE:

HRT  HOLDINGS,  INC.

By:     /s/  John M. Bryant, Jr.
        John M. Bryant, Jr.
Its:    VP/Assistant General Counsel
STATE  OF               )
                    :
                COUNTY)
I,  the  undersigned  authority,  a Notary Public in and for said county in said
state,  hereby  certify that                    , whose name as               of
HRT Holdings, Inc., a Delaware corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the said instrument, he, as such officer and with frill authority, executed the same voluntarily for and as the act of said corporation.
GIVEN  under  my  hand  and  seal,  this  ____  day  of  __________,  2003.
[  NOTARIAL  SEAL  ]
Notary  Public
My  Commission  Expires

                                    Exhibit A

                                    EXHIBIT E
                        CONTRACT FOR SALE OF REAL ESTATE
     THIS  CONTRACT  of  sale made this _____ day of               , 200      by
and  between                         ,  a               ,  hereinafter  called
"Seller",  and                     hereinafter  called  "Buyer".
     WHEREAS, Seller desires to sell and Buyer desires to purchase the real property more particularly described on Exhibit "A" attached hereto and made a part hereof (the "Property'); and
     NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter recited, Seller shall sell the Property and Buyer or Buyer's designee shall purchase the Property as follows:
     1. Seller shall sell and tender to Buyer or Buyer's designee a limited warranty deed for the Property in the form attached hereto as Exhibit B.
     2.     Buyer  shall pay or cause to be paid to Seller in good funds the sum
of  $                     for  the  purchase  of  the  Property.
     -
     3.     Adjustments  to  be  made  at  time  of  closing:
          (i)  If  and  to  the extent that as of the Closing Date taxes for the
period  prior  to                       remain  due and owing the same shall be
                   -
paid  by  Seller  and  all  other  taxes  for  the  period  subsequent  to shall  be  paid  by  Buyer.  Rent  with  respect  to  the Property due under the
existing Lease dated                     between Seller, as Landlord, and Buyer,
as  Tenant  (the  "Lease")  shall  be  prorated  as  of  the  date  of  Closing.
          (ii) Sale to be closed on or before twenty (20) business days after satisfaction of all conditions to Seller's obligations to sell and Buyer's obligations to purchase the Property but in no event later than
                                                                           -
..
     4. Conveyance to be subject to existing building restrictions and/or zoning ordinances and easements aforesaid and, except as otherwise provided in Paragraph 6, all other matters of record.
     5.     Title  Insurance  provided  by  Seller:  None
     6. Buyer may review title to the Property. Seller shall have no obligation to cure title objections other than liens of any mortgage held or granted by Seller or its assigns, any leases entered into by Seller or predecessors in interest with any party, including Buyer and any options to purchase the Property granted by Seller or its predecessors in interest to any party, including Buyer, which Seller shall cause to be released at the closing by execution and delivery of any and all necessary release documents (collectively, the "Release"). Seller further agrees to remove any exceptions or encumbrances to title which are created by, under or through Seller after the date of this Contract without Buyer's consent. Any other title objections Buyer may cure at its sole cost and expense. Buyer may terminate this Contract if the title materially affects Buyer's or Buyer's designee's intended use of the Property.
     7. At the closing, Seller shall furnish and deliver for delivery to Buyer and/or Buyer's designee, the deed, an amendment to the Lease to reflect the termination of the Lease with respect to the Property (the "Lease
Amendment"), a bill of sale, a certificate of non-foreign status, a closing statement, the Release and such other documents and instruments as are customary in the jurisdiction in which the Property is located to vest in Buyer fee simple title to the Property and release all security interests and rights of Seller and any third party other than Buyer to enable Buyer to secure extended coverage title insurance policies at Closing, each in form and substance reasonably acceptable to Buyer and/or Buyer's designee and each duly executed and acknowledged by Seller.
     8. At the closing, Buyer shall furnish and deliver or cause to be furnished and delivered for delivery to Seller:
          a. Cash, wired funds or cashier's check payable to the order of Seller representing the cash portion of the Purchase Price.
          b. Such instruments as are necessary, or reasonably required by Seller to evidence the authority of Buyer to consummate the purchase and sale transaction contemplated hereby and to execute and deliver the closing documents on the Buyer's part to be delivered.
          c.       A  closing  statement.
          d.     The  Lease  Amendment.
          e. Additionally at Closing all rents due shall be prorated and all security deposits and tax impounds held by Seller shall be returned to Buyer.
          f. Any excise or transfer taxes shall be paid in accordance with applicable law; if no such law exists, in accordance with the custom of the state or county where the Property is located.
     9.     Seller  shall  be  deemed  to  be  in  default  hereunder  upon  the occurrence of the following events: (i) any of Seller's warranties or representations, if any, set forth herein shall be untrue when made or at closing; or (ii) Seller shall fail to meet, comply with, or perform any covenant, agreement or obligation on its part required within the time limits and in the manner required in this Contract.
     10.     Seller  represents  to  Buyer  the  following:
          a.     Seller  is  a               , duly organized, validly existing
and  in good standing under the laws of the State of               .  Seller has
all  requisite  corporate  power and authority to own and operate its properties and  to  carry  on its business as now conducted and as proposed to be conducted and to enter into and carry out the terms of this Contract and any documents executed in furtherance hereof.
          b. Seller is duly authorized to make and enter into this Contract and to carry out the transactions contemplated herein and is duly authorized to make and enter into any other documents executed in furtherance hereof to which it is or will be a party and to carry out the transactions contemplated therein. This Contract has been duly executed and delivered by Seller and is the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms, except as such enforceability may be limited by applicable creditors  rights  laws  and  general  principles  of  equity.  All of the other documents to which Seller is or will be a party have been, or will be by Closing, duly executed and delivered by Seller, and each is, or will be by Closing, a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except as such enforceability may be limited by applicable creditors rights laws and general principles of equity.
          c. The execution, delivery and performance of this Contract and any other documents executed in furtherance hereof to which it is or will be a party and the consummation of the transaction thereby contemplated shall not result in any breach of, or constitute a default under, or result in the acceleration of, or constitute an event which, with the giving of notice or the passage of time, or both, could result in default or acceleration of any obligations of Seller under any permit, contract, mortgage, lien, lease, agreement, instrument, franchise, arbitration award, judgment, decree, bank loan or credit agreement, trust indenture or other instrument to which Seller is a party or by which Seller may be bound or affected.
          d. Except for such regulatory approvals, consents and filings, if any, which Buyer is required to secure in connection with its acquisition of title to the Property under any licensure or other health care law to which the Property may be subject (as to which Seller makes no representation and has no knowledge) (the "Health Care Approvals"), no consent or approval or other authorization of, or exemption by, or declaration or filing with, any person and no waiver of any right by any person is required to authorize or permit, or is otherwise required as a condition of the execution, delivery and performance of Seller's obligations under the Contract and any other documents executed in furtherance hereof to which it is or will be a party.
          e. The Seller is not a "foreign person" as that term is defined in the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated pursuant thereto.
          f. To Seller's actual knowledge, all copies of documents furnished or to be furnished to the Buyer by the Seller or on its behalf in connection with this Contract and the proposed purchase and sale of the Property are true and complete copies of the originals.
          g. Other than the Lease and as set forth in documents duly recorded in the public records of the jurisdictions in which the Property is located, Seller has not entered into and will not enter into any other agreements granting any person a right or interest in the Property. Seller has not obligated and will not obligate itself in any manner whatsoever to sell the Property or any portion thereof to any party other than Buyer or Buyer's designee.
          h. There is no claim, litigation, or proceeding pending against Seller with respect to which Seller has been served notice (except for mechanics' liens and other litigation, claims or proceedings arising or occurring as a result of the actions or inactions of Buyer, its affiliates or any Person acting by, through or under them), or, to Seller's current actual knowledge, threatened against Seller, which could prevent or hinder the consummation of the transactions contemplated hereby or call into question the validity of any of the Contract and any other documents executed in furtherance hereof to which it is or will be a party or any action taken or to be taken in connection with the transactions contemplated thereunder or which relates to the Property or the transactions contemplated by this Contract.
          i. Seller has received no written notice of any condemnation proceedings relating to the Property.
          j. Except as set forth on Schedule 1 attached hereto, Seller has not received written notice, nor does Seller otherwise have actual knowledge, of any uncured violation of any federal, state, or local law relating to the ownership, use or operation of the Property.
          k. Seller is the owner of the Property and has, or at closing will have, good and marketable title thereto free and clear of all liens and encumbrances other than the encumbrances approved by Buyer pursuant to Paragraph 6.
     11. Buyer's obligation to purchase Property hereunder is subject to the following conditions, any one or all of which may be waived by Buyer:
          (i) The title insurance company shall issue with respect to the Property as of the Closing Date, an owner's policy of title insurance to Buyer or Buyer's designee in the full amount of the purchase price (the "Owner's Title Policy"), with extended coverage without survey exception and which shall reflect only those title exceptions approved by Buyer in accordance with Paragraph 6 and subject to such endorsements as may be reasonably requested by Buyer or Buyer's designee.
          (ii) Buyer shall have received an ALTA survey of the property showing no encroachments not acceptable to Buyer and certified to Buyer, the title insurance company and Buyer's designee, if applicable.
          (iii) Buyer shall be satisfied in its sole discretion that the zoning applicable to the Property permits the continued operation of the assisted living facility located thereon and permits the reconstruction of such facility without the need to secure further approval in the event of the damage or destruction thereof; provided, however, this condition shall be deemed satisfied unless Buyer advises Seller in writing at Closing that it has not been satisfied.
          (iv) No material portion of the Property shall have been damaged or destroyed by fire or other casualty, or shall have been taken or condemned by any public or quasi-public authority under the power of eminent domain. In the event of damage, destruction or condemnation notwithstanding any provision herein to the contrary, Buyer's remedies shall be limited to either (i) close the purchase and receive the insurance or condemnation proceeds or (ii) terminate its obligation under this Agreement and proceed to exercise its rights pursuant to the Lease between Landlord and Buyer.
          (v) Seller shall not be in default, where said default cannot be cured by Closing, under any mortgage, contract, lease or other agreement affecting or relating to the Property.
          (vi) Seller shall have performed all of its obligations under this Agreement that are to be performed prior to or at Closing to the extent the same have not been waived by Buyer in accordance with the terms hereof.
          (vii) Seller's representations and warranties contained in this Agreement or in any certificate or document delivered in connection with this Agreement or the transactions contemplated herein shall be true at and as of the date of Closing as though such representations and warranties were then again made.
     12. Except as otherwise provided herein, Buyer shall be deemed to be in default hereunder if Buyer shall fail to deliver, at the Closing, any of the items specified in Section 8 hereof for any reason other than a default by
                      ----------
Seller  hereunder.
     13. In the event Buyer or Seller shall be in default hereunder, Buyer and Seller's remedy shall be to terminate this Contract in which event neither party shall have any further obligations or liability hereunder, each party waiving all other rights or remedies in the event of such default. The Lease shall continue in full force and effect.
     14. All notices, requests and other communications under this Contract shall be in writing and shall be either (a) delivered in person, (b) sent by certified mail, return receipt requested, (c) delivered by a recognized delivery service of (d) sent by facsimile transmission and addressed as follows:
If  intended  for  Seller:
                         Healthcare  Realty  Trust  Incorporated
                         3310  West  End  Avenue,  Suite  700
                         Nashville,  Tennessee  37203
                         Phone:  (615)  269-8175
                         Fax:  (615)  269-8122
With  a  copy  to:                    John  A.  Gupton  III,  Esq
                         Baker,  Donelson,  Bearman  &  Caldwell
                         211  Commerce  Street,  Suite  1000
                         Nashville,  Tennessee  37201
                         Phone:  (615)  726-5600
                         Fax:  (615)  726-0464
If  intended  for  Buyer:               Emeritus  Corporation
                         3131  Elliott  Avenue
                         Suite  500
                         Seattle,  Washington  98121
                         Phone:  (206)  298-2909
                         Fax:  (206)  301-4500
                         Attn:  Raymond  R.  Brandstrom
With  a  copy  to:                    The  Nathanson  Group  PLLC
                         520  Fourth  Avenue
                         Sixth  Floor
                         Seattle,  Washington  98101
                         Phone:  (206)  623-6239
                         Fax:  (206)  623-1738
                         Attn:  Randi  S.  Nathanson
or at such other address, and to the attention of such other person, as the parties shall give notice as herein provided. A notice, request and other communication shall be deemed to be duly received if delivered in person or by a recognized delivery service, when left at the address of the recipient and if sent by facsimile, upon receipt by the sender of an acknowledgment or transmission report generated by the machine from which the facsimile was sent indicating that the facsimile was sent in its entirety to the recipient's facsimile number; provided that if a notice, request or other communication is served by hand or is received by facsimile on a day which is not a business day, or after 5:00 P.M. on any business day at the addressee's location, such notice or communication shall be deemed to be duly received by the recipient at 9:00 a.m. on the first business day thereafter.
     15. This Contract embodies and constitutes the entire understanding between the parties with respect to the transactions contemplated herein, and all prior or contemporaneous agreements, understandings, representations and statements (oral or written) related to the transactions contemplated herein are merged into this Contract. Neither this Contract nor any provision hereof may be waived, modified, amended, discharged or terminated except by an instrument in writing signed by the party against whom the enforcement of such waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in such instrument.
     16. THIS CONTRACT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE(S) IN WHICH THE PROPERTY IS LOCATED. The parties agree that jurisdiction and venue for any litigation arising out of this Contract shall be in the U.S. District Court for the Middle District of Tennessee and accordingly, consent thereto.
     17. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors, and assigns.
     18. With respect to all provisions of this Contract, time is of the essence. However, if the first or last date of any period which is set out in any provision of this Contract falls on a day which is not a Business Day, then, in such event, the time of such period shall be extended to the next day which is a Business Day.
     19. In the event of any litigation between the parties under this Contract, the prevailing party shall be entitled to reasonable attorneys' fees and court costs at all trial and appellate levels.
     THE PROPERTY IS SOLD BY SELLER AND ACCEPTED BY BUYER AS IS, WHERE IS, AND WITH ALL FAULTS, AND WITHOUT ANY REPRESENTATIONS OR WARRANTIES WHATSOEVER EXPRESSED OR IMPLIED, WRITTEN OR ORAL, EXCEPT FOR THE SPECIAL WARRANTY OF TITLE AND OTHER SPECIFIC REPRESENTATIONS MADE BY SELLER AS HEREIN PROVIDED, IT BEING THE INTENTION OF SELLER AND BUYER HEREUNDER TO EXPRESSLY REVOKE, RELEASE, NEGATE, AND EXCLUDE ALL REPRESENTATIONS AND WARRANTIES INCLUDING, BUT NOT LIMITED TO, ANY AND ALL EXPRESS OR IMPLIED REPRESENTATIONS AND WARRANTIES AS TO
(I) THE CONDITION OF THE PROPERTY OR ANY ASPECT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY AND ALL EXPRESS OR IMPLIED REPRESENTATIONS AND WARRANTIES RELATED TO SUITABILITY FOR HABITATION, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR USE OR PURPOSE; (II) THE NATURE OR QUALITY OF CONSTRUCTION, STRUCTURAL DESIGN, OR ENGINEERING OF THE IMPROVEMENTS; (III) THE QUALITY OF THE LABOR OR MATERIALS INCLUDED IN THE IMPROVEMENTS; (IV) THE SOIL CONDITIONS, DRAINAGE, TOPOGRAPHICAL FEATURES, OR OTHER CONDITIONS OF THE PROPERTY OR WHICH AFFECT THE PROPERTY; (V) ANY FEATURES OR CONDITIONS AT OR WHICH AFFECT THE PROPERTY WITH RESPECT TO ANY PARTICULAR PURPOSE, USE, DEVELOPMENTAL POTENTIAL, CASH FLOW, OR OTHERWISE; (VI) ALL EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES CREATED BY ANY AFFIRMATION OF FACT OR PROMISE OR BY ANY DESCRIPTION OF THE PROPERTY; (VII) ANY ENVIRONMENTAL, GEOLOGICAL, METEOROLOGICAL, STRUCTURAL, OR OTHER CONDITION OR HAZARD OR THE ABSENCE THEREOF HERETOFORE, NOW, OR HEREAFTER AFFECTING IN ANY MANNER ANY OF THE PROPERTY OR THE LEASED PROPERTY; AND (VIII) ALL OTHER EXPRESS OR IMPLIED WARRANTIES AND REPRESENTATIONS BY SELLER WHATSOEVER.
     The words "Seller" and "Buyer" when used in this Contract shall be construed as plural whenever the number of parties to this contract so requires.
     This  Contract  may  be  executed  in  counterparts,  each  of  which shall constitute  an  original  of  this  Contract.
     WITNESS  our  hands  the           day  of               ,  200     .
SELLER:                              BUYER
By:                                   By:
Its:                                   Its:  ________________________________

                                    Exhibit A
                              Property Description

                                    EXHIBIT F
                                 TERM LOAN NOTE
$  __________________                                   ____________________,
2003
FOR VALUE RECEIVED, the undersigned, Emeritus Corporation, a Washington corporation (the "Maker"), hereby promises to pay to the order of HR ACQUISITION I CORPORATION, a Maryland corporation, or assigns (the "Payee") at 3310 West End Avenue, Suite 400, Nashville, Tennessee 37203, the principal amount of ____________________________Dollars ($___________________.00), or so much thereof that has from time to time been advanced, together with interest at a rate per annum equal to ten percent (10%). Interest payable under this Note shall be computed on the basis of a 365-day year and actual days elapsed. All past due principal shall bear interest from the date of maturing thereof at a rate equal to the lesser of eighteen percent (18%) per annum or the maximum rate of interest permitted from time to time by applicable law.
As of the date hereof, this Note is secured by a Leasehold Deed of Trust (the "Mortgage"), of even date herewith, upon certain real estate and improvements
located  in                         .
This Note will be paid in monthly installments of interest only, commencing on ________________ and continuing thereafter on the 1st day of each succeeding month thereafter with the final installment to be made on ______________________, at which time this Note shall mature and all unpaid principal and interest hereunder shall be due and payable in full. Upon the purchase of any or all of the Facilities leased under that certain Lease by and between Maker and Payee dated ______, 2003, Maker shall prepay the Note on a prorata basis (based on the ratio of the number of Facilities being purchased by Maker to the total number of Facilities then being leased by Maker) if Maker purchases some, but not all, of the Facilities then being leased by Maker and shall prepay the Note in full if Maker purchases all of the Facilities then being  leased  by  Maker.
Except as otherwise expressly provided herein, each maker, surety, endorser, and guarantor of this Note hereby severally waives demand and presentation for payment, notice of non-payment, protest and notice of protest, and the diligence of bringing suit against any party hereto and consents that time of payment may be extended from time to time without notice thereof to each maker, surety, endorser or guarantor.
All amounts payable hereunder by the Maker shall be payable to the Payee at the address set forth above or at such other place as the Payee or the holder hereof may, from time to time, indicate in writing to the Maker, and shall be made by the Maker in lawful money of the United States by check or in cash at such place of payment.
If any payment required to be made hereunder becomes due and payable on a non-business day, the maturity thereof shall extend to the next business day and interest shall be payable at the rate applicable thereto during such extension. The term "business day" shall mean a calendar day excluding Saturdays, Sundays or other days on which banks in the State of Tennessee are required or authorized to remain closed.
If this Note is placed in the hands of an attorney for collection, Maker agrees to pay reasonable attorneys' fees and costs and expenses of collection, including but not limited to court costs.
Upon the failure of prompt and timely payment when due of any installment of principal or interest under this Note, such failure continuing for thirty (30) calendar days after notice thereof from Payee to Maker, then the Payee, at its option, may declare the entire unpaid balance of principal and accrued interest hereunder to be immediately due and payable. Time is of the essence of this Note and the performance of each of the covenants and agreements contained herein.
This Note shall be governed by and construed in accordance with the laws of the State of Washington and applicable laws of the United States. MAKER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN
DAVIDSON COUNTY, TENNESSEE AND IRREVOCABLY AGREES THAT, SUBJECT TO PAYEE'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS NOTE OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. MAKER EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. MAKER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON MAKER BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO MAKER, AT THE ADDRESS SET FORTH IN THIS NOTE AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.
TO THE EXTENT PERMITTED BY LAW, MAKER, AND PAYEE BY ITS ACCEPTANCE OF THIS NOTE, HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS NOTE AND THE BUSINESS RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY MAKER AND BY PAYEE, AND MAKER ACKNOWLEDGES THAT NEITHER PAYEE NOR ANY PERSON ACTING ON BEHALF OF PAYEE HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. MAKER AND PAYEE FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL.
In no contingency or event whatsoever shall the amount paid or agreed to be paid by Maker, received by Payee, or requested or demanded to be paid by Maker exceed the maximum amount permitted by applicable law. In the event any such sums paid to Payee by Maker would exceed the maximum amount permitted by applicable law, Payee shall automatically apply such excess to the unpaid principal amount of this Note or, if the amount of such excess exceeds the unpaid principal amount of this Note, such excess automatically shall be applied by Payee to the unpaid principal amount of other indebtedness, if any, owed by Maker to Payee, or if there be no such other indebtedness, such excess shall be paid to Maker. All sums paid or agreed to be paid by Maker, received by Payee, or requested or demanded to be paid by Maker which are or hereafter may be construed to be, or in respect of, compensation for the use, forbearance, or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, spread and allocated throughout the full term of all indebtedness of Maker to Payee, to the end that the actual rate of interest hereon shall never exceed the maximum rate of interest permitted from time to time by applicable law.
ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW. The privilege is reserved and given to make payments on the principal of this Note on the due date of any installment prior to maturity without the payment of a penalty or premium, provided that not less than twenty (20) days' prior written notice of intent to prepay is given to the Holder hereof. Any partial prepayment of principal shall, however, not have the effect of suspending or deferring the monthly principal payments herein provided for but the same shall continue to be due and payable on each due date subsequent to any such partial prepayment of the principal, and shall operate to effect full payment of the principal at an early date.
ENTERED  INTO  AT                         ,  on  the  day  and  year first above
written.
Emeritus  Corporation
By:

                                    EXHIBIT G
                                [PROJECT AMOUNT]

               HRT
               ===
     Licensed          PROJECT
FACILITY     BEDS          AMOUNT
Harrisburg     51          4,606,784
----------     --          ---------
Creekview     102          7,990,971
Bloomsburg     46          4,277,867
Harrisonburg     51          5,689,443
Roanoke     58          5,576,337
Danville     60          4,919,294
Ravenna     53          4,435,632
Greensboro     50          4,704,450
TOTALS     471          42,200,778